                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                                  $180,000,000
                                CREDIT AGREEMENT

                           dated as of August 3, 2004,

                                      among

                           STILLWATER MINING COMPANY,
                                as the Borrower,

                VARIOUS FINANCIAL INSTITUTIONS FROM TIME TO TIME
                                 PARTIES HERETO,

                                 as the Lenders,

                         U.S. BANK NATIONAL ASSOCIATION,

                             as Documentation Agent,

                         TORONTO DOMINION (TEXAS), INC.,

                            as Administrative Agent,

                                       and

                            TD SECURITIES (USA) INC.,

                              as the Lead Arranger.

                                TABLE OF CONTENTS

                                                                                                                   PAGE
ARTICLE I             DEFINITIONS AND ACCOUNTING TERMS..........................................................      2

         SECTION 1.1.               Defined Terms...............................................................      2

         SECTION 1.2.               Use of Defined Terms........................................................     40

         SECTION 1.3.               Cross-References; Interpretation............................................     40

         SECTION 1.4.               Accounting and Financial Determinations.....................................     40

ARTICLE II            COMMITMENTS, BORROWING AND ISSUANCe PROCEDURES, NOTES AND LETTERS OF CREDIT...............     41

         SECTION 2.1.               Commitments.................................................................     41

                  SECTION 2.1.1.            Revolving Loan Commitment...........................................     41

                  SECTION 2.1.2.            Letter of Credit Commitment.........................................     41

                  SECTION 2.1.3.            Term Loan Commitment................................................     41

                  SECTION 2.1.4.            Lenders Not Permitted or Required to Make Loans.....................     41

                  SECTION 2.1.5.            Issuer Not Permitted or Required to Issue Letters of Credit.........     42

                  SECTION 2.1.6.            Incremental Term Loan Commitment....................................     42

         SECTION 2.2.               Reduction of the Commitment Amounts.........................................     42

         SECTION 2.3.               Borrowing Procedures........................................................     42

                  SECTION 2.3.1.            Borrowing Procedure.................................................     43

         SECTION 2.4.               Continuation and Conversion Elections.......................................     43

         SECTION 2.5.               Funding.....................................................................     43

         SECTION 2.6.               Issuance Procedures.........................................................     44

                  SECTION 2.6.1.            Other Lenders' Participation........................................     44

                  SECTION 2.6.2.            Disbursements.......................................................     45

                  SECTION 2.6.3.            Reimbursement.......................................................     45

                  SECTION 2.6.4.            Deemed Disbursements................................................     45

                  SECTION 2.6.5.            Nature of Reimbursement Obligations.................................     46

                  SECTION 2.6.6.            Credit-Linked Deposit Account.......................................     46

                  SECTION 2.6.7.            Return of Credit-Linked Deposits....................................     47

         SECTION 2.7.               Loan Accounts; Notes........................................................     48

         SECTION 2.8.               Increase in Term Loan Commitments...........................................     48

         SECTION 2.9.               Increase in Revolving Loan Commitments......................................     51

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                               TABLE OF CONTENTS
                                  (Continued)

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
ARTICLE III           REPAYMENTS, PREPAYMENTS, INTEREST AND FEES................................................     52

         SECTION 3.1.               Repayments and Prepayments; Application.....................................     52

                  SECTION 3.1.1.            Repayments and Prepayments..........................................     52

                  SECTION 3.1.2.            Application.........................................................     54

         SECTION 3.2.               Interest Provisions.........................................................     55

                  SECTION 3.2.1.            Rates...............................................................     55

                  SECTION 3.2.2.            Post-Maturity Rates.................................................     55

                  SECTION 3.2.3.            Payment Dates.......................................................     55

         SECTION 3.3.               Fees........................................................................     56

                  SECTION 3.3.1.            Commitment Fee......................................................     56

                  SECTION 3.3.2.            Agent's Fee.........................................................     56

                  SECTION 3.3.3.            Letter of Credit Fee................................................     56

ARTICLE IV            CERTAIN LIBO RATE AND OTHER PROVISIONS....................................................     57

         SECTION 4.1.               LIBO Rate Lending Unlawful..................................................     57

         SECTION 4.2.               Deposits Unavailable........................................................     57

         SECTION 4.3.               Increased LIBO Rate Loan Costs, etc.........................................     57

         SECTION 4.4.               Funding Losses..............................................................     58

         SECTION 4.5.               Increased Capital Costs.....................................................     58

         SECTION 4.6.               Taxes.......................................................................     59

         SECTION 4.7.               Payments, Computations, etc.................................................     61

         SECTION 4.8.               Sharing of Payments.........................................................     61

         SECTION 4.9.               Setoff......................................................................     62

         SECTION 4.10.              Change of Lending Office....................................................     62

         SECTION 4.11.              Replacement of Lenders......................................................     62

         SECTION 4.12.              Existing Letters of Credit..................................................     63

ARTICLE V             CONDITIONS TO CREDIT EXTENSIONS...........................................................     64

         SECTION 5.1.               Initial Credit Extension....................................................     64

                  SECTION 5.1.1.            Resolutions, etc....................................................     64

                  SECTION 5.1.2.            Closing Date Certificate............................................     64

                  SECTION 5.1.3.            Delivery of Notes...................................................     64

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                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                                    PAGE
                  SECTION 5.1.4.            Payment of Outstanding Indebtedness, etc............................     65

                  SECTION 5.1.5.            Closing Fees, Expenses, etc.........................................     65

                  SECTION 5.1.6.            Financial Information, etc..........................................     65

                  SECTION 5.1.7.            Compliance Certificate..............................................     65

                  SECTION 5.1.8.            Due Diligence by Mining Consultant..................................     65

                  SECTION 5.1.9.            Mine Plans..........................................................     66

                  SECTION 5.1.10.           Solvency, etc.......................................................     66

                  SECTION 5.1.11.           Security Agreements.................................................     66

                  SECTION 5.1.12.           Patent Security Agreement, Copyright Security Agreement and
                                            Trademark Security Agreement........................................     67

                  SECTION 5.1.13.           Mortgage............................................................     67

                  SECTION 5.1.14.           Subsidiary Guaranty.................................................     68

                  SECTION 5.1.15.           Insurance...........................................................     68

                  SECTION 5.1.16.           Consents............................................................     68

                  SECTION 5.1.17.           Opinions of Counsel.................................................     69

                  SECTION 5.1.18.           Consents and Acknowledgements.......................................     69

                  SECTION 5.1.19.           Supply Contract Counterparty Notices................................     69

                  SECTION 5.1.20.           Credit-Linked Revolving Loan Lenders................................     69

                  SECTION 5.1.21.           Rating of Loans.....................................................     69

                  SECTION 5.1.22.           Norilsk Palladium Depository Arrangement............................     69

                  SECTION 5.1.23.           Information pursuant to Terrorism Laws..............................     70

         SECTION 5.2.               All Credit Extensions.......................................................     70

                  SECTION 5.2.1.            Compliance with Warranties, No Default, etc.........................     70

                  SECTION 5.2.2.            Credit Extension Request, etc.......................................     70

                  SECTION 5.2.3.            Letters of Credit...................................................     70

                  SECTION 5.2.4.            Satisfactory Legal Form.............................................     70

ARTICLE VI            REPRESENTATIONS AND WARRANTIES............................................................     71

         SECTION 6.1.               Organization, etc...........................................................     71

         SECTION 6.2.               Due Authorization, Non-Contravention, etc...................................     71

         SECTION 6.3.               Government Approval, Regulation, Compliance with Laws, etc..................     71

                                     -iii-

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                                  (Continued)

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
                                                                                                                    PAGE
         SECTION 6.4.               Validity, etc...............................................................     72

         SECTION 6.5.               Financial Information.......................................................     72

         SECTION 6.6.               No Material Adverse Change..................................................     72

         SECTION 6.7.               Litigation, Labor Controversies, etc........................................     73

         SECTION 6.8.               Subsidiaries................................................................     73

         SECTION 6.9.               Ownership of Properties.....................................................     73

         SECTION 6.10.              Taxes.......................................................................     74

         SECTION 6.11.              Pension and Welfare Plans...................................................     75

         SECTION 6.12.              Environmental Warranties....................................................     75

         SECTION 6.13.              Accuracy of Information.....................................................     76

         SECTION 6.14.              Regulations U and X.........................................................     77

         SECTION 6.15.              Good Neighbor Agreement.....................................................     77

         SECTION 6.16.              Status of Obligations as Senior Indebtedness, etc...........................     77

         SECTION 6.17.              Mining Rights...............................................................     77

         SECTION 6.18.              Technology..................................................................     78

         SECTION 6.19.              Supply Contracts............................................................     78

         SECTION 6.20.              Labor Matters...............................................................     78

         SECTION 6.21.              Utilities...................................................................     79

         SECTION 6.22.              Solvency....................................................................     79

ARTICLE VII           COVENANTS.................................................................................     79

         SECTION 7.1.               Affirmative Covenants.......................................................     79

                  SECTION 7.1.1.            Financial Information, Reports, Notices, etc........................     79

                  SECTION 7.1.2.            Maintenance of Existence; Compliance with Laws, etc.................     82

                  SECTION 7.1.3.            Maintenance of Properties...........................................     82

                  SECTION 7.1.4.            Insurance...........................................................     83

                  SECTION 7.1.5.            Books and Records; Annual Assessment Meeting........................     85

                  SECTION 7.1.6.            Environmental Law Covenant..........................................     86

                  SECTION 7.1.7.            Use of Proceeds.....................................................     86

                  SECTION 7.1.8.            Additional Real Property............................................     87

                  SECTION 7.1.9.            Future Subsidiaries.................................................     88

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                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                                    PAGE
                  SECTION 7.1.10.           Additional Collateral...............................................     91

                  SECTION 7.1.11.           Provision of Staff..................................................     91

                  SECTION 7.1.12.           Supply Contracts....................................................     91

                  SECTION 7.1.13.           Material Supply Contracts, Additional Supply Contracts; Counterparty
                                            Notices.............................................................     91

                  SECTION 7.1.14.           Economic Development Revenue Bond Tax Event.........................     91

                  SECTION 7.1.15.           Interest Rate Protection............................................     92

                  SECTION 7.1.16.           Maintenance of Ratings..............................................     92

                  SECTION 7.1.17.           Norilsk Palladium...................................................     92

         SECTION 7.2.               Negative Covenants..........................................................     92

                  SECTION 7.2.1.            Business Activities.................................................     92

                  SECTION 7.2.2.            Indebtedness........................................................     93

                  SECTION 7.2.3.            Liens...............................................................     95

                  SECTION 7.2.4.            Financial Condition and Operations..................................     97

                  SECTION 7.2.5.            Investments.........................................................     98

                  SECTION 7.2.6.            Restricted Payments, etc............................................     99

                  SECTION 7.2.7.            Capital Expenditures, etc..........................................     100

                  SECTION 7.2.8.            No Prepayment of Subordinated Debt or Permitted Revenue Bond
                                            Indebtedness.......................................................     101

                  SECTION 7.2.9.            Stock of Subsidiaries..............................................     101

                  SECTION 7.2.10.           Consolidation, Merger, etc.........................................     102

                  SECTION 7.2.11.           Permitted Dispositions.............................................     102

                  SECTION 7.2.12.           Modification of Certain Agreements.................................     103

                  SECTION 7.2.13.           Transactions with Affiliates.......................................     103

                  SECTION 7.2.14.           Restrictive Agreements, etc........................................     104

                  SECTION 7.2.15.           Sale and Leaseback.................................................     104

                  SECTION 7.2.16.           Commodity Hedging; Purchase of Platinum and Palladium..............     105

                  SECTION 7.2.17.           Take or Pay Contracts..............................................     105

                  SECTION 7.2.18.           Certain Lease Arrangements.........................................     106

                  SECTION 7.2.19.           Contracts..........................................................     106

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                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                                    PAGE
                  SECTION 7.2.20.           Accounting Changes.................................................     106

                  SECTION 7.2.21.           Norilsk Metal Agreements; Additional Supply Contracts..............     106

ARTICLE VIII          EVENTS OF DEFAULT........................................................................     106

         SECTION 8.1.               Listing of Events of Default...............................................     106

                  SECTION 8.1.1.            Non-Payment of Obligations.........................................     106

                  SECTION 8.1.2.            Breach of Warranty.................................................     107

                  SECTION 8.1.3.            Non-Performance of Certain Covenants and Obligations...............     107

                  SECTION 8.1.4.            Non-Performance of Other Covenants and Obligations.................     107

                  SECTION 8.1.5.            Default on Other Indebtedness......................................     107

                  SECTION 8.1.6.            Judgments..........................................................     107

                  SECTION 8.1.7.            Pension Plans......................................................     108

                  SECTION 8.1.8.            Change in Control..................................................     108

                  SECTION 8.1.9.            Bankruptcy, Insolvency, etc........................................     108

                  SECTION 8.1.10.           Impairment of Security, etc........................................     109

                  SECTION 8.1.11.           Failure of Subordination...........................................     109

                  SECTION 8.1.12.           Non-Performance or Impairment of Material Supply Contracts.........     109

                  SECTION 8.1.13.           Mine Plans; Proven and Probable Reserves...........................     109

                  SECTION 8.1.14.           Regulatory Action; Expropriation...................................     110

                  SECTION 8.1.15.           Abandonment; Mining Rights.........................................     110

         SECTION 8.2.               Action if Bankruptcy.......................................................     110

         SECTION 8.3.               Action if Other Event of Default...........................................     111

ARTICLE IX            THE ADMINISTRATIVE AGENT.................................................................     111

         SECTION 9.1.               Actions....................................................................     111

         SECTION 9.2.               Funding Reliance, etc......................................................     112

         SECTION 9.3.               Exculpation................................................................     112

         SECTION 9.4.               Successor..................................................................     112

         SECTION 9.5.               Loans by the Administrative Agent..........................................     113

         SECTION 9.6.               Credit Decisions...........................................................     113

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                               TABLE OF CONTENTS
                                  (Continued)

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
         SECTION 9.7.               Copies, etc................................................................     113

         SECTION 9.8.               Reliance by Administrative Agent...........................................     114

         SECTION 9.9.               Defaults...................................................................     114

         SECTION 9.10.              Application of Proceeds....................................................     114

         SECTION 9.11.              Sub-Agents.................................................................     115

         SECTION 9.12.              Release of Collateral......................................................     116

         SECTION 9.13.              Lender Hedging Agreements; Release of Liens................................     116

         SECTION 9.14.              Documentation Agent........................................................     117

         SECTION 9.15.              Posting of Approved Electronic Communications..............................     117

ARTICLE X             MISCELLANEOUS PROVISIONS.................................................................     118

         SECTION 10.1.              Waivers, Amendments, etc...................................................     118

         SECTION 10.2.              Notices....................................................................     121

         SECTION 10.3.              Payment of Costs and Expenses..............................................     121

         SECTION 10.4.              Indemnification............................................................     122

         SECTION 10.5.              Survival...................................................................     123

         SECTION 10.6.              Severability...............................................................     123

         SECTION 10.7.              Headings...................................................................     123

         SECTION 10.8.              Execution in Counterparts, Effectiveness, etc..............................     123

         SECTION 10.9.              Governing Law; Entire Agreement............................................     123

         SECTION 10.10.             Successors and Assigns.....................................................     124

         SECTION 10.11.             Sale and Transfer of Loans and Notes; Participations in Loans and Notes....     124

                  SECTION 10.11.1.          Assignments........................................................     124

                  SECTION 10.11.2.          Participations.....................................................     127

                  SECTION 10.11.3.          Revolving Loan Lender Downgrade; Lender Replacement................     128

                  SECTION 10.11.4.          Register...........................................................     129

         SECTION 10.12.             Other Transactions.........................................................     129

         SECTION 10.13.             Independence of Covenants..................................................     129

         SECTION 10.14.             Forum Selection and Consent to Jurisdiction................................     129

         SECTION 10.15.             Waiver of Jury Trial.......................................................     130

                                     -vii-

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                               TABLE OF CONTENTS
                                  (Continued)

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
         SECTION 10.16.             Patriot Act Notification...................................................     131

                             SCHEDULES AND EXHIBITS

SCHEDULE I        -        Disclosure Schedule
SCHEDULE II       -        Percentages; LIBOR Office; Domestic Office
SCHEDULE III      -        Excluded Real Property
SCHEDULE IV       -        Credit-Linked Deposits

EXHIBIT A-1       -        Form of Revolving Note
EXHIBIT A-2       -        Form of Term Note
EXHIBIT B-1       -        Form of Borrowing Request
EXHIBIT B-2       -        Form of Issuance Request
EXHIBIT C         -        Form of Continuation/Conversion Notice
EXHIBIT D         -        Form of Closing Date Certificate
EXHIBIT E         -        Form of Compliance Certificate
EXHIBIT F-1       -        Form of Counterparty Notice
EXHIBIT F-2       -        Form of Supply Contract Counterparty Notice
EXHIBIT G         -        Form of Borrower Security Agreement
EXHIBIT H         -        Form of Subsidiary Security Agreement
EXHIBIT I         -        Form of Mortgage
EXHIBIT J         -        Form of Subsidiary Guaranty
EXHIBIT K         -        Form of Intercompany Subordination Agreement
EXHIBIT L         -        Form of Lender Assignment Agreement
EXHIBIT M         -        Form of Officer's Solvency Certificate
EXHIBIT N-1       -        Form of Opinion of Counsel to the Obligors
EXHIBIT N-2       -        Form of Title Opinion
EXHIBIT N-3       -        Form of Opinion of Montana Counsel
                             to the Obligors

                                CREDIT AGREEMENT

      THIS CREDIT AGREEMENT, dated as of August 3, 2004, is among STILLWATER MINING COMPANY, a Delaware corporation (the "Borrower"), the various financial institutions from time to time parties hereto (the "Lenders"), U.S. BANK NATIONAL ASSOCIATION, as documentation agent (in such capacity, the "Documentation Agent"), TORONTO DOMINION (TEXAS), INC. ("TD"), as administrative agent (in such capacity, the "Administrative Agent"), and TD SECURITIES (USA) INC. ("TDSI"), as lead arranger.

                              W I T N E S S E T H:

      WHEREAS, the Borrower is engaged in the development, extraction, processing and refining of palladium, platinum, and associated metals from the J-M Reef (capitalized terms used in these recitals and not defined in these recitals to have the meanings set forth in Section 1.1 below);

      WHEREAS, the Borrower operates an underground mining and surface milling complex in Nye, Montana (the "Nye Mine") and an underground mining and surface milling complex within thirty-five miles of Big Timber, Montana (the "East Boulder Mine"; each of the Nye Mine and the East Boulder Mine, a "Mine" and, collectively, the "Mines") and processes the concentrate provided at such complexes and Secondary Materials received by it at its metallurgical processing facilities at Columbus, Montana (such processing facilities, together with the Mines, the "Facilities");

      WHEREAS, the Borrower intends to refinance (the "Existing CA Refinancing") all of its existing Indebtedness in an amount approximately equal to $127,000,000 under that certain Credit Agreement dated February 23, 2001 (as amended or otherwise modified, the "Existing Credit Facility"), among the Borrower, the lenders party thereto and Toronto Dominion (Texas), Inc., as administrative agent thereunder;

      WHEREAS, in order to consummate the Existing CA Refinancing, to pay fees and expenses associated therewith and to provide for the working capital needs and general corporate purposes of the Borrower, the Borrower has requested that the Lenders provide (i) Term Loan Commitments pursuant to which Term Loans in an aggregate principal amount not exceeding $140,000,000 will be made in a single Borrowing on the Closing Date and (ii) Revolving Loan Commitments (to include availability for Letters of Credit) pursuant to which Revolving Loans in an aggregate principal amount not exceeding $40,000,000 (which amounts may be increased pursuant to the terms hereof) will be made from time to time prior to the Revolving Loan Commitment Termination Date; and

      WHEREAS, the Lenders and the Issuers are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitments and make Loans to the Borrower and issue (or participate in) Letters of Credit;

      NOW, THEREFORE, the parties hereto agree as follows.

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

      SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "Acquisition" means the acquisition, by purchase or otherwise, of all or substantially all of the assets (or assets constituting all or substantially all of a business or line of business) of any Person, whether such acquisition is direct or indirect, including through the acquisition of the business of, or Capital Stock of, such Person.

      "Additional Claims" is defined in Section 6.9(b).

      "Additional Supply Contract Counterparty" means each Person which enters into an Additional Supply Contract with the Borrower or any Subsidiary.

      "Additional Supply Contracts" means each contract with a term of one year or more, other than a Material Supply Contract, pursuant to which the Borrower or any Subsidiary agrees to deliver 75,000 ounces or more of palladium or platinum (excluding sales of Secondary Materials) during any 365-day period.

      "Administrative Agent" is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 9.4.

      "Affected Lender" is defined in Section 4.11.

      "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly,

            (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managing members or general partners (as applicable); or

            (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

      "Agreement" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

      "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

            (a) the Base Rate in effect on such day; and

            (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate; provided that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

      "Annual Palladium Production" means, with respect to any calendar year ending on December 31 of such year, the Palladium Production for such year.

      "Annual Platinum Production" means, with respect to any calendar year ending on December 31 of such year, the Platinum Production for such year.

      "Applicable Commitment Fee" means at all times, with respect to the fee payable pursuant to Section 3.3.1, 75.0 basis points per annum.

      "Applicable Margin" means at all times during the applicable periods set forth below:

            (a) with respect to Revolving Loans, from the Effective Date to (but excluding) the date upon which a Compliance Certificate pursuant to clause
      (c) of Section 7.1.1 for the second full Fiscal Quarter to have commenced and ended after the Effective Date is delivered by the Borrower to the Administrative Agent, with respect to the unpaid principal amount of each

                  (i) Revolving Loan maintained as a Base Rate Loan, 200.0 basis points per annum; and

                  (ii) Revolving Loan maintained as a LIBO Rate Loan, 300.0
            basis points per annum;

            (b) with respect to Revolving Loans, at all times from the date upon which the Compliance Certificate described in the immediately preceding clause (a) is delivered, with respect to the unpaid principal amount of each Revolving Loan, the rate determined by reference to the applicable Debt to EBITDA Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of such Loans made or maintained as Base Rate Loans, or by reference to the applicable Debt to EBITDA Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans", in the case of such Loans made or maintained as LIBO Rate Loans:

                                    Applicable Margin for
      Debt to EBITDA                      LIBO Rate                       Applicable Margin for
           Ratio                           Loans                            Base Rate Loans
      --------------                       -----                            ---------------
      > or = 3.00:1                 300 basis points                       200 basis points
> or = 2.50:1 and < 3.00:1          275 basis points                       175 basis points

                                    Applicable Margin for
   Debt to EBITDA                         LIBO Rate                       Applicable Margin for
       Ratio                               Loans                             Base Rate Loans
   --------------                          -----                             ---------------
> or = 2.00:1 and < 2.50:1           250 basis points                       150 basis points
       < 2.00:1                      225 basis points                       125 basis points

            (c) with respect to Term Loans, at all times, 225 basis points per annum, in the case of Term Loans maintained as Base Rate Loans, and 325 basis points per annum, in the case of Term Loans maintained as LIBO Rate Loans.

The Debt to EBITDA Ratio used to compute the Applicable Margin for Revolving Loans shall be the Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent; changes in the Applicable Margin resulting from a change in the Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter (or within 90 days, in the case of the last Fiscal Quarter of the Fiscal Year), the Applicable Margin from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to, but not including, the date that the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin set forth above.

      "Assignee Lender" is defined in Section 10.11.1.

      "Assignment Threshold" means with respect to a proposed assignment and delegation to an Assignee Lender of:

            (i) Term Loans and Term Loan Commitments, an amount equal to $1,000,000; provided that the amount of any such assignment and delegation may be less than $1,000,000 so long as (A) the Administrative Agent and, if no Default has occurred and is then continuing, the Borrower consent to such lesser amount and (B) after giving effect to such assignment and all other assignments to be made substantially concurrently therewith to such Assignee Lender or Related Funds of such Assignee Lender, such Assignee Lender or Related Funds of such Assignee Lender shall hold Term Loans and Term Loan Commitments in an aggregate amount of at least $1,000,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent).and

            (ii) Revolving Loans, Revolving Loan Commitments and related participations in Letters of Credit and Letter of Credit Outstandings, an amount equal to $2,500,000; provided that the amount of any such assignment and delegation may be less than $2,500,000 so long as (A) the Administrative Agent and, if no Default has occurred and is then continuing, the Borrower consent to such lesser amount and (B) after giving effect to such assignment and all other assignments to be made substantially concurrently therewith to such Assignee Lender, such Assignee Lender shall hold Revolving Loan

      Commitments in an aggregate amount of at least $2,500,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent).

      "Augmenting Revolving Loan Lender" is defined in Section 2.9.

      "Authorized Officer" means, relative to any Obligor, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent, the Lenders and the Issuers pursuant to Section 5.1.1.

      "Base Rate" means, at any time, the rate of interest then most recently established by the Administrative Agent in New York as its base rate for U.S. dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.

      "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

      "Borrower" is defined in the preamble.

      "Borrower Security Agreement" means the Security and Pledge Agreement executed and delivered by the Borrower for the benefit of the Secured Parties pursuant to the terms of this Agreement substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.3.

      "Borrowing Request" means a Loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-1 hereto.

      "Business Day" means

            (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York or Houston, Texas; and

            (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollars are carried on in the interbank eurodollar market of the Administrative Agent's LIBOR Office.

      "By-Product Metals" means the by-product iron, copper, nickel, cobalt, rhodium, gold and silver that is separated, using sulfuric acid and other methods, from the ore mined by the Borrower.

      "Capital Expenditures" means, for any period, the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets (including, and together with, capitalized mine development) made during such period which, in accordance with GAAP, would be classified as capital expenditures.

      "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Effective Date.

      "Capitalized Lease Liabilities" means all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

      "Cash Equivalent Investment" means, at any time:

            (a) any direct obligation of (or unconditionally guaranteed by) the United States of America or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States of America or a State thereof) maturing not more than one year after such time;

            (b) commercial paper maturing not more than 270 days from the date of issue, which is issued by

                  (i) a corporation (other than an Affiliate of any Obligor)
            organized under the laws of any State of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody's,

                  (ii) any Lender (or its holding company) and rated A-1 or
            higher by S&P or P-1 or higher or Moody's, or

                  (iii) the Administrative Agent (or its holding company);

            (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by

                  (i) any bank organized under the laws of the United States (or any State thereof) and which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000,

                  (ii) any Lender which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

                  (iii) the Administrative Agent; or

            (d) any repurchase agreement having a term of 30 days or less entered into with the Administrative Agent or any Lender or commercial banking institution satisfying the criteria set forth in clause (c) which

                  (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and

                  (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder.

      "Casualty Event" means the damage, destruction, condemnation, taking, seizing or similar event, as the case may be, of any property of the Borrower or any of its Subsidiaries.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., as amended (including as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. 99-499, 100 Stat. 1613).

      "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

      "Change in Control" means

            (a) the failure of the Borrower at any time to directly or indirectly own beneficially and of record on a fully diluted basis a sufficient number of the issued and outstanding Capital Stock of its Subsidiaries to have and exercise voting power for the election of at least a majority of the board of directors or other managing body of its Subsidiaries, such Capital Stock to be held free and clear of all Liens (other than Liens granted under the Loan Documents); or

            (b) at any time any Person (other than a Permitted Holder), or Persons (other than Permitted Holders) acting in concert, shall become the "beneficial holder" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Voting Stock representing more than 30% of the Voting Stock of the Borrower at any time when the Permitted Holders beneficially hold less than 51% of the Voting Stock of the Borrower; or

            (c) except in accordance with the terms of the Stockholders Agreement, during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Borrower, as the case may be, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute 50% of the Board of Directors of the Borrower then in office; or

            (d) the occurrence of any "Change of Control" (or similar term) under (and as defined in) any instrument, agreement or document evidencing terms relating to (i) any

      Indebtedness of the Borrower or any Subsidiary having a principal amount in excess of $10,000,000 or (ii) any Capital Stock of the Borrower or any Subsidiary.

      "Closing Date" is defined in Section 5.1.

      "Closing Date Certificate" means the closing date certificate executed and delivered by the Borrower pursuant to the terms of this Agreement, substantially in the form of Exhibit D hereto.

      "Code" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

      "Commitment" means, as the context may require, a Lender's Term Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment.

      "Commitment Amount" means, as the context may require, the Term Loan Commitment Amount, the Revolving Loan Commitment Amount or the Letter of Credit Commitment Amount.

      "Commitment Letter" means the confidential letter, dated May 12, 2004, from TDSI and the Administrative Agent to the Borrower.

      "Commitment Termination Date" means, as the context may require, the Term Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

      "Commitment Termination Event" means

            (a) the occurrence of any Event of Default with respect to the Borrower described in clauses (a) through (d) of Section 8.1.9; or

            (b) the occurrence and continuance of any other Event of Default and either

                  (i) the declaration of all or any portion of the Loans to be due and payable pursuant to Section 8.3, or

                  (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

      "Compliance Certificate" means a certificate duly completed and executed by the chief financial or principal accounting Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto, together with such changes thereto as the Administrative Agent may from time to time request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

      "Communications" is defined in Section 9.15.

      "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

      "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

      "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

      "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by any Obligor for the benefit of the Secured Parties in substantially the form of Exhibit D to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Counterparty Notice" means any duly completed notice from the Borrower in the form of Exhibit F-1 attached hereto or any other form satisfactory to the Administrative Agent.

      "Credit Extension" means, as the context may require,

            (a) the making of a Loan by a Lender; or

            (b) the issuance of any Letter of Credit, the extension of any Stated Expiry Date of any existing Letter of Credit, or the amendment of any existing Letter of Credit which increases the Stated Amount thereof.

      "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

      "Credit-Linked Deposit" means, as to each Credit-Linked Revolving Loan Lender, the cash deposit made by such Revolving Loan Lender pursuant to Section
5.1.20 or 5.2.3, as such deposit may be (a) reduced from time to time pursuant to Section 2.6.1 or 2.6.6 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.11.1. The initial amount of each Credit-Linked Revolving Loan Lender's Credit-Linked Deposit is set forth on Schedule IV, or in the Lender Assignment Agreement pursuant to which such Lender shall have acquired or provided its Credit-Linked Deposit, as applicable.

      "Credit-Linked Deposit Account" means, the account established by the Administrative Agent under its sole and exclusive control maintained at the office of The Toronto-Dominion

Bank at 919 Fannin, Suite 1700, Houston, TX 77010, designated as the "Stillwater Credit-Linked Deposit Account" that shall be used solely to hold the Credit-Linked Deposits.

      "Credit-Linked Revolving Loan Lender" means, as determined by the Administrative Agent, each Revolving Loan Lender that (i) is a Fund, (ii) is subject to a Lender Default, (iii) whose capital status, as determined by its principal federal or state supervisor or other applicable governmental agency or authority (if applicable), is rated at or below "undercapitalized", or (iv) whose long term certificate of deposit ratings or long-term unsecured debt ratings are below BBB-, or the equivalent thereof from S&P, BBB-, or the equivalent thereof from Fitch Ratings, Inc, or Baa3, or the equivalent thereof from Moody's, or who does not have any such ratings, unless such Revolving Loan Lender is a commercial bank or other financial institution which is a Subsidiary of a Person that satisfies such minimum credit ratings.

      "Current Assets" means the total assets which would properly be classified as consolidated current assets of the Borrower and its Subsidiaries in accordance with GAAP.

      "Current Liabilities" means the total liabilities which would properly be classified as consolidated current liabilities of the Borrower and its Subsidiaries (other than the portion of Indebtedness of the Borrower and its Subsidiaries that matures more than one year from the date of its creation (including the Loans) or matures within one year from such date and is renewable or extendable, at the option of the Borrower or one of its Subsidiaries, to a date more than one year from such date or arises under a revolving credit or similar agreement (including this Agreement) that obligates the lender or lenders thereunder to extend credit during a period of more than one year from such date).

      "Debt" means the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the nature referred to in clauses (a), (b),
(c), (g), (h) and (i) of the definition of Indebtedness; provided, however, that Indebtedness in respect of reclamation bonds, surety bonds, performance bonds and appeal bonds and letters of credit issued in lieu of such bonds (other than Letters of Credit issued under this Agreement which shall constitute dollar for dollar "Debt" for all purposes hereunder) shall constitute "Debt" only to the extent, and in the amount that, the aggregate face amount of all such reclamation bonds, surety bonds, performance bonds, appeal bonds and letters of credit issued on behalf of the Borrower and its Subsidiaries and outstanding at the time of determination exceeds $30,000,000.

      "Debt Service Coverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

            (a) EBITDA for the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter,

      to

            (b) the sum of

                  (i) all Interest Expense payments made during the four
            consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter;

      plus

                  (ii) repayments of the principal of outstanding Debt
            (including Capitalized Lease Liabilities) scheduled to be made during the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter.

      "Debt to EBITDA Ratio" means, at any time, the ratio of

            (a) Debt outstanding at such time

      to

            (b) EBITDA computed for the period consisting of the four consecutive Fiscal Quarters ending on the last day of the most recent Fiscal Quarter with respect to which the Administrative Agent has received the financial statements required to be delivered to it pursuant to
      Section 7.1.1.

      "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

      "Deferred Capital Expenditures" is defined in Section 7.2.7.

      "Disbursement" is defined in Section 2.6.2.

      "Disbursement Date" is defined in Section 2.6.2.

      "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

      "Discount Rate" means, in connection with the calculation during any Fiscal Year of the present value of the minimum future lease payments described in Section 7.2.18, the sum of (i) the yield to maturity implied by the Treasury Constant Maturity Series yields for the last day of the Fiscal Year immediately preceding such Fiscal Year, in Federal Reserve Statistical release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury Securities having a constant maturity equal to five years as of the last day of such Fiscal Year plus (ii) 280 basis points. Such yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities.

      "Disposition" (or correlative words such as "Dispose") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower's or its Subsidiaries' assets (including accounts receivables and Capital Stock of Subsidiaries) to any other Person in a single transaction or series of transactions.

      "Documentation Agent" is defined in the preamble.

      "Dollar" and the sign "$" mean lawful money of the United States.

      "Domestic Office" means, relative to any Lender, the office of such Lender designated as such Lender's "Domestic Office" set forth opposite its name on
Schedule II hereto or in a Lender Assignment Agreement, or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

      "Domestic Subsidiary" means any Subsidiary that is not a Foreign
Subsidiary.

      "East Boulder Mine" is defined in the second recital.

      "EBITDA" means, for the Borrower and its Subsidiaries, for any applicable period, the sum (without duplication) of

            (a) Net Income,

      plus

            (b) the amount deducted by the Borrower and its Subsidiaries, in determining Net Income, representing Interest Expense,

      plus

            (c) the amount deducted, in determining Net Income, of all federal, state, local and foreign income taxes (whether paid in cash or deferred) of the Borrower and its Subsidiaries,

      plus

            (d) the amount deducted, in determining Net Income, representing non-cash charges, including (i) depreciation, depletion and amortization of assets of the Borrower and its Subsidiaries, (ii) non-cash expense in respect of equity instruments (including stock options and restricted stock) issued to directors, officers and employees of the Borrower and its Subsidiaries, (iii) accretion of reclamation liabilities, (iv) non-cash decreases, if any, in the value of derivative financial instruments and
      (v) the amortization or write-off of debt issuance costs previously incurred,

      minus

            (e) the amount added, in determining Net Income, representing non-cash gains, including non-cash increases, if any, in the value of derivative financial instruments,

      minus

            (f) to the extent not deducted in determining Net Income, all cash payments made during such period on account of reclamation liabilities and other non-cash charges that were previously added back in determining EBITDA under this Agreement pursuant to clause (d) above.

      "Economic Development Revenue Bond Resolution" means Resolution No. 191, dated as of March 3, 2000, as adopted by the Board of Investments of the State of Montana.

      "Economic Development Revenue Bond Tax Event" is defined in the definition of "Permitted Revenue Bond Indebtedness".

      "Economic Development Revenue Bonds" means the Economic Development Revenue Bonds sold and issued by the State of Montana pursuant to and as described in the Economic Development Revenue Bond Resolution.

      "Effective Date" means the date this Agreement becomes effective pursuant to Section 10.8.

      "Eligible Assignee" means and includes each Lender (and any Affiliate thereof), any commercial bank, any financial institution, any Fund or any Person that would satisfy the requirements of an "accredited investor" (as defined in SEC Regulation D), but excluding a natural person.

      "Environmental Laws" means all applicable laws relating to public health and safety, pollution and protection of the environment, including laws relating to reclamation of land and waterways and laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes (including any petroleum product) into the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes (including any petroleum product).

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections thereto.

      "Event of Default" is defined in Section 8.1.

      "Excess Cash Flow" means, for any Fiscal Year, the excess (if any) of:

            (a) the sum (for such Fiscal Year), without duplication, of

                  (i) Net Income,

      plus

                  (ii) the amount deducted, in determining such Net Income,
            representing non-cash charges, including (A) depreciation, depletion and amortization of assets of the Borrower and its Subsidiaries, (B) non-cash expense in respect of equity instruments (including stock options and restricted stock) issued to directors, officers and employees of the Borrower and its Subsidiaries, (C) accretion of reclamation liabilities, (D) non-cash decreases, if any, in the value of derivative financial instruments and (E) the amortization or write-off of debt issuance costs previously incurred, plus

                  (iii) the amount deducted, in determining such Net Income, of all deferred federal, state, local and foreign income taxes of the Borrower and its Subsidiaries,

      plus

                  (iv) the amount deducted, in determining such Net Income,
            representing a charge against income in respect of the termination of a Hedging Agreement during such Fiscal Year,

      plus

                  (v) the amount received in cash by the Borrower or any
            Subsidiary in respect of the termination of a Hedging Agreement, to the extent such amount was not included in the determination of such Net Income,

      plus

                  (vi) the net decrease (if any) in Net Working Capital,

      minus

                  (vii) the amount paid in cash by the Borrower or any
            Subsidiary in respect of the termination of a Hedging Agreement, to the extent such amount was not included in the determination of Net Income for such Fiscal Year,

      minus

                  (viii) the amount added, in determining such Net Income,
            representing deferred income in respect of the termination of a Hedging Agreement during such Fiscal Year,

      minus

                  (ix) the amount, if any, added in determining Net Income that represents non-cash gains, including non-cash increases in the value of derivative financial instruments,

      over

            (b) the sum (for such Fiscal Year), without duplication, of

                  (i) the amount equal to the Capital Expenditures made by the
            Borrower and its Subsidiaries in such Fiscal Year to the extent financed with internally generated cash flow,

      plus

                  (ii) scheduled principal repayments of Debt (including the
            Term Loans) and voluntary principal prepayments of Loans (provided that, in the case of Revolving Loans or any other Debt incurred pursuant to a revolving commitment, there is a corresponding permanent reduction in such revolving commitment), in each case to the extent made during such Fiscal Year from internally generated cash flow, plus

                  (iii) the net increase (if any) in Net Working Capital,

      plus

                  (iv) to the extent not deducted in determining such Net
            Income, all cash payments made during such Fiscal Year on account of reclamation liabilities and other non-cash charges that were previously added back in determining Excess Cash Flow under this Agreement pursuant to clause (a)(ii) above;

provided, however, that the determination of "Excess Cash Flow" for each Fiscal Year shall exclude the effect of any sale of Norilsk Palladium (including the effect of any Related Norilsk Palladium Hedge), including the effect of any such sale (and any Related Norilsk Palladium Hedge) on Net Income for such Fiscal Year or change in inventory or change in accounts receivable; provided further however, that "Excess Cash Flow" for the 2004 Fiscal Year shall be determined as if such Fiscal Year commenced on April 1, 2004 (and terminated on December 31,
2004).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Excluded Real Property" means the real property specifically described on
Schedule III hereto.

      "Exemption Certificate" is defined in clause (e) of Section 4.6.

      "Existing CA Refinancing" is defined in the third recital.

      "Existing Credit Facility" is defined in the third recital.

      "Existing Letters of Credit" means the Letters of Credit (as defined in the Existing Credit Facility) outstanding on the Closing Date.

      "Facilities" is defined in the second recital.

      "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

            (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

            (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by TD from three federal funds brokers of recognized standing selected by it.

      "Fee Letter" means the confidential letter, dated March 23, 2004, from TDSI to the Borrower, as such letter may be amended or otherwise modified from time to time in accordance with the terms thereof.

      "Fiscal Quarter" means a quarter ending on the last day of March, June, September or December.

      "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2004 Fiscal Year") refer to the Fiscal Year ending on December 31 of such calendar year.

      "Force Majeure Event" is defined in Section 7.2.1.

      "Ford" means Ford Motor Company, a Delaware corporation.

      "Ford Supply Contract" means the Palladium Sales Agreement, made and entered into on August 13, 1998 (as amended by the First Amendment Agreement, dated as of October 27, 2000, the Second Amendment Agreement, dated as of March 27, 2001, the Third Amendment Agreement, dated as of March 13, 2002 and the Fourth Amendment Agreement, dated as of February 20, 2003) by and between the Borrower and Ford.

      "Foreign Pledge Agreement" means, collectively, each Security Agreement executed and delivered by the Borrower for the benefit of the Secured Parties pursuant to the Borrower Security Agreement pledging (or confirming under applicable law the pledge of) the Borrower's Capital Stock in a Foreign Subsidiary to the Administrative Agent for the benefit of the Secured Parties, in a form satisfactory to the Administrative Agent, in each case, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Foreign Subsidiary" means any Subsidiary of the Borrower (a) which is organized under the laws of any jurisdiction outside of the United States, (b) which conducts the major portion of its business outside of the United States and (c) all or substantially all of the property and assets of which are located outside of the United States.

      "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

      "Fund" means any fund that is regularly engaged in making, purchasing or investing in loans.

      "GAAP" is defined in Section 1.4.

      "GM" means General Motors Corporation, a Delaware corporation.

      "GM Supply Contract" means the Palladium and Platinum Sales Agreement, made and entered into on August 17, 1998, (as amended by the First Amendment Agreement, dated as of November 20, 2000 and the Second Amendment Agreement, dated as of February 14, 2001), by and between the Borrower and GM.

      "Good Neighbor Agreement" means the Good Neighbor Agreement dated as of May 8, 2000, by and among the Borrower, Northern Plains Resource Council, a Montana not-for-profit corporation, Cottonwood Resource Council, a Montana not-for-profit corporation and Stillwater Protective Association, a Montana not-for-profit corporation, as amended by that certain Amendment to Good Neighbor Agreement dated as of August 3, 2004.

      "Governmental Authority" means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Guarantor" means each Subsidiary that has executed and delivered to the Administrative Agent, for the benefit of the Secured Parties, a Subsidiary Guaranty.

      "Hazardous Material" means any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any Environmental Law relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, including each of the following:

            (a) those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances" or "solid waste" in CERCLA, the Resource Conservation and Recovery Act and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, et seq.;

            (b) those substances listed in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302); and

            (c) any material, waste or substance which is designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251, et seq. or listed pursuant to Section 307 of the Clean Water Act, 33 U.S.C. Section 1317.

      "Hedging Agreements" means, collectively, currency exchange agreements, commodity swaps, exchange or futures agreements, interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, commodity hedging agreements, forward agreements and all other agreements or arrangements designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

      "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under Hedging Agreements.

      "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

      "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

            (a) which is of a "going concern" or similar nature;

            (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

            (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.2.4.

      "including" and "include" mean including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

      "Increasing Revolving Loan Lender" is defined in Section 2.9.

      "Incremental Revolving Loan Amount" shall mean, at any time, $10,000,000 less the aggregate amount of all commitments from Increasing Revolving Loan Lenders and Augmenting Revolving Loan Lenders that have been added pursuant to
Section 2.9.

      "Incremental Term Loan Amount" shall mean, at any time, $125,000,000 less the aggregate amount of all Incremental Term Loan Commitments that have been made.

      "Incremental Term Loan Commitment" shall mean the commitment of any Lender, established pursuant to Section 2.8, to make Incremental Term Loans to the Borrower.

      "Incremental Term Loan Lender" shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

      "Incremental Term Loan Maturity Date" shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Supplement.

      "Incremental Term Loan Repayment Dates" shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Supplement.

      "Incremental Term Loan Supplement" shall mean an Incremental Term Loan Supplement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Incremental Term Loan Lenders.

      "Incremental Term Loans" shall mean term loans made by one or more Lenders to the Borrower pursuant to Section 2.1.6. Incremental Term Loans may be made in the form of additional Term Loans or, to the extent permitted by Section 2.8 and provided for in the relevant Incremental Term Loan Supplement, Other Term Loans.

      "Indebtedness" of any Person means, without duplication:

            (a) all obligations of such Person for borrowed money or borrowed metals and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

            (b) (i) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, performance bonds, reclamation bonds, surety bonds, appeal bonds and similar obligations, in each case whether or not drawn, and (ii) banker's acceptances issued for the account of such Person;

            (c) all Capitalized Lease Liabilities of such Person;

            (d) for purposes of Section 8.1.5 only, all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

            (e) net liabilities of such Person under all Hedging Obligations (it being understood and agreed that net liabilities (if any) of the Borrower under the Supply Contracts shall not constitute Indebtedness for purposes of this Agreement);

            (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person, and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

            (g) obligations arising under Synthetic Leases of such Person;

            (h) the stated liquidation value of all Redeemable Capital Stock of such Person; and

                  (i) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

      "Indemnified Liabilities" is defined in Section 10.4.

      "Indemnified Parties" is defined in Section 10.4.

      "Initial Supply Contracts" means the GM Supply Contract, the Ford Supply Contract and the Mitsubishi Supply Contract, in each case as certified to the Administrative Agent on the Closing Date.

      "Insured Peril" is defined in Section 7.1.4.

      "Intercompany Subordination Agreement" means the Subordination Agreement, substantially in the form of Exhibit K hereto, executed and delivered by two or more Obligors pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Interest Expense" means, for any applicable period, the aggregate consolidated interest expense of the Borrower and its Subsidiaries for such period, as determined in accordance with GAAP, including (i) commitment fees paid or owed with respect to the then unutilized portion of any Commitment Amount, (ii) all other fees paid or owed with respect to the issuance or maintenance of Contingent Liabilities (including letters of credit), which, in accordance with GAAP, would be included as interest expense, (iii) the portion of any payments made in respect of Capitalized Lease Liabilities of the Borrower and its Subsidiaries allocable to interest expense and (iv) interest costs which have been capitalized in accordance with GAAP.

      "Interest Period" means, (i) relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; and
(ii) as to the Credit-Linked Deposits, each period commencing on the date the Credit-Linked Deposits are initially funded by the Credit-Linked Revolving Loan Lenders or on the last day of the preceding Interest Period applicable thereto, as the case may be, and ending on the numerically corresponding day in the calendar month that is one month thereafter; provided, however, that

            (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

            (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

            (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

      "Investment" means, relative to any Person,

            (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person (excluding commission, travel, petty cash and similar advances to officers and employees made in the ordinary course of business);

            (b) any Contingent Liability of such Person; and

            (c) any Capital Stock held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

      "Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-2 hereto.

      "Issuer" means TD in its capacity as Issuer of the Letters of Credit. At the request of TD and with the Borrower's consent (not to be unreasonably withheld), another Lender or an Affiliate of TD may issue one or more Letters of Credit hereunder.

      "J-M Reef" means an extensive mineralized zone containing platinum group metals located in Stillwater and Sweet Grass Counties, Montana.

      "Key Unpatented Claims" is defined in Section 6.9(b).

      "Lender Assignment Agreement" means an assignment agreement substantially in the form of Exhibit L hereto.

      "Lender Default" means (i) the refusal (which has not been retracted) or other failure of a Lender to make available its portion of any Borrowing, to fund its portion of any unreimbursed payment under Section 2.6.1 or to make deposits into the Credit-Linked Deposit Account hereunder when each other Lender under the relevant Tranche that is not an Affiliate of such Lender has not so refused or failed to make available or fund its portion of such Borrowing, payment or other obligation or (ii) a Lender having notified the Borrower and/or the Administrative Agent in writing that it does not intend to comply with its obligations under Section 2.1 or 2.6.1 when no other Lender under the relevant Tranche that is not an Affiliate of such Lender has issued any such notification which is then in effect, including in the case of either clause (i) or (ii) as a result of any takeover of such Lender by any regulatory authority or agency.

      "Lender Hedging Agreement" means any Hedging Agreement entered into by the Borrower or any of its Subsidiaries with respect to which the counterparty to such agreement is (or, at the time such agreement was entered into, was) a Lender, the Administrative Agent or an Affiliate of a Lender or the Administrative Agent, so long as a fully executed copy of such Hedging Agreement has been provided to the Administrative Agent within five Business Days of the effectiveness thereof.

      "Lenders" is defined in the preamble and shall include any Person that becomes a Lender pursuant to Section 10.11.1 and, unless the context shall otherwise require, the term "Lenders" shall also include the Incremental Term Loan Lenders, Increasing Revolving Loan Lenders and Augmenting Revolving Loan Lenders.

      "Lender's Environmental Liability" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent, any Lender or any Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

            (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower's or any of its Subsidiaries' or any of their respective predecessors' properties;

            (b) any misrepresentation, inaccuracy or breach of any warranty contained or referred to in Section 6.12;

            (c) any violation or claim of violation by the Borrower or any of its Subsidiaries of any Environmental Laws; or

            (d) the imposition of any lien for damages caused by, or the recovery of any costs for, the cleanup, release or threatened release of Hazardous Material by the Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by the Borrower or any of its Subsidiaries.

      "Letter of Credit" is defined in Section 2.1.2.

      "Letter of Credit Commitment" means, with respect to an Issuer, such Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.2 and, with respect to each Revolving Loan Lender, the obligations of each such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

      "Letter of Credit Commitment Amount" means, on any date, a maximum amount of $40,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

      "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

            (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

      plus

            (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

      "LIBO Rate" means, with respect to any Interest Period for LIBO Rate Loans, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period in an amount approximately equal to the principal amount of the LIBO Rate Loans requested by the Borrower with such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such LIBO Rate Loan for such Interest Period shall be the average rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

      "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to LIBO Rate (Reserve Adjusted).

      "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

        LIBO Rate                =                    LIBO Rate
        (Reserve Adjusted)                -------------------------------
                                          1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

      "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such Lender's "LIBOR Office" set forth opposite its name on
Schedule II hereto or in a Lender Assignment Agreement, or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

      "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

      "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

      "Loan Documents" means, collectively, this Agreement, each Note, the Letters of Credit, each Lender Hedging Agreement, each Incremental Term Loan Supplement (if any), the Fee Letter, the Commitment Letter, each agreement pursuant to which the Administrative Agent, for the benefit of the Secured Parties, is granted a Lien to secure the Obligations (including each Security Agreement and each Mortgage) and each other agreement, certificate, document or instrument delivered in connection with this Agreement or such other Loan Documents, whether or not specifically mentioned herein or therein.

      "Loans" means, as the context may require, a Revolving Loan or a Term Loan, of any type.

      "Material Adverse Effect" means a material adverse effect on (i) the business, assets, condition (financial or otherwise), operations or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole, (ii) the rights and remedies of any Secured Party under any Loan Document or (iii) the ability of any Obligor to perform its Obligations under any Loan Document.

      "Material Supply Contract Counterparty" means each of GM, Ford and Mitsubishi and each other Person which enters into a Material Supply Contract with the Borrower or any Subsidiary.

      "Material Supply Contracts" means, collectively, (i) each Initial Supply Contract and (ii) each contract pursuant to which the Borrower agrees to deliver 15% or more of the Borrower's Annual Palladium Production or Annual Platinum Production, as the case may be.

      "Mine" and "Mines" is defined in the second recital.

      "Mine Plan" means, with respect to any Mine (including related downstream facilities such as the processing facilities in Columbus, Montana), a five-year plan prepared by the Borrower setting forth, inter alia, annual operating and capital budgets; proposed construction, development, operation and closing of such Mine and any rehabilitation or reclamation work related thereto; exploitation, treatment, production, marketing and sale of all metals recovered from such Mine; and all administrative, technical, financial and commercial activities related thereto; provided that the initial year of each Mine Plan shall be separated into quarterly periods. Each Mine Plan shall be updated annually, in each case in accordance with clause (j) of Section 7.1.1; provided that for purposes of determinations made under Sections 6.9, 6.17, 6.18, 7.1.3 and 8.1.15 of this Agreement and Section 2.6 and clauses (e) and (h) of Section
3.5 of the Mortgage, references to a Mine Plan shall be to the Mine Plan delivered pursuant to Section 5.1.9, except to the extent otherwise consented to by the Administrative Agent.

      "Minimum Liquidity" means, with respect to the Borrower and its Subsidiaries as of any date of determination, the sum of (i) all cash and Cash Equivalent Investments which would be included on the consolidated balance sheet of the Borrower and such Subsidiaries in accordance with GAAP and which are not subject to any Lien (other than any Lien created under a Loan Document or any right of setoff in favor of the institution at which such cash or Cash Equivalents are held), in each case as of such date of determination and (ii) 75% of the then aggregate fair market value of the Norilsk Palladium (as determined by reference to the London Metal Exchange afternoon fix for palladium for that date or, if no afternoon fix for palladium was set on such date, for the most recent trading date preceding that date).

      "Mining Consultant" means Pincock, Allen & Holt, or such other consultant as the Administrative Agent may, with the approval of the Required Lenders and the Borrower (which approval shall not be unreasonably withheld), engage on behalf of the Lenders in connection with the Lenders' ongoing review of the operation of the Facilities, including without limitation to assist the Administrative Agent and the Lenders in conducting due diligence, to examine the Mine Plans, all construction budgets and schedules and any proposed changes in such Mine Plans and budgets and schedules (including cost breakdowns and estimates), to make periodic inspections of the Facilities, to confirm compliance with Environmental Laws and to advise and render reports to the Administrative Agent and the Lenders concerning the any of the foregoing.

      "Mining Rights" means all interests in the surface of any lands, the minerals in (or that may be extracted from) any lands, all royalty agreements, water rights, patented and unpatented mining and millsite claims, fee interests, mineral leases, mining licenses, profits-a-prendre, joint ventures and other leases, rights-of-way, inurements, licenses and other rights and interests used by or necessary to the Borrower to construct, develop and operate the Mines, including, all rights to and interest in claims in the identified platinum group metals mineralized zone of the J-M Reef.

      "Mitsubishi" means Mitsubishi Corporation, a Japanese corporation.

      "Mitsubishi Supply Contract" means the Palladium and Platinum Sales Agreement, made and entered into on August 27, 1998, (as amended by the First Amendment Agreement, dated as of April 1, 2001 and the Second Amendment Agreement, dated as of November 30, 2001) by and between the Borrower and Mitsubishi.

      "Monthly Payment Date" means the last day of each calendar month, or if any such day is not a Business Day, the next succeeding Business Day.

      "Moody's" means Moody's Investors Service, Inc.

      "Mortgage" means each mortgage, deed of trust or agreement executed and delivered by any Obligor in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement in substantially the form of Exhibit I hereto (with such changes as may be necessary for filing or enforcement thereof in the state where the real property and fixtures subject thereto are located), under which a Lien is granted on the real property and fixtures described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Net Casualty Proceeds" means, with respect to any Casualty Event occurring after the date hereof, the amount of any insurance proceeds or condemnation or similar awards received by the Borrower or any of its Subsidiaries (or the Administrative Agent pursuant to any loss payee or similar provision) in connection therewith, but excluding (i) any proceeds or awards required to be paid to a creditor (other than any Secured Party) which holds a first-priority Lien permitted by Section 7.2.3 on the property which is the subject of such Casualty Event, (ii) any reasonable and customary costs, fees and expenses actually incurred in connection with the obtaining of such proceeds or awards which have been paid or are payable and (iii) any taxes actually paid or estimated by such Person (in good faith) to be payable in cash in connection with any adjustment or settlement in respect of such proceeds or awards; provided, however, that if, after the payment of all taxes with respect to such adjustment or settlement, the amount of estimated taxes, if any, pursuant to clause (iii) above exceeded the tax amount actually paid in cash in respect of such adjustment or settlement, the aggregate amount of such excess shall, at such time, constitute Net Casualty Proceeds.

      "Net Disposition Proceeds" means the excess of

            (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from any sale, transfer or conveyance of assets permitted pursuant to clause (b) or (e) of Section 7.2.11 (collectively referred to herein for purposes of this definition as a "permitted disposition") and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower or such Subsidiary in respect of any permitted disposition over

            (b) the sum of

                  (i) all reasonable and customary fees and expenses with
            respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such permitted disposition which have not been paid (other than in the case of reasonable out-of-pocket expenses) to Affiliates of the Borrower;

      plus

                  (ii) all taxes and other governmental costs and expenses
            actually paid or estimated by the Borrower or such Subsidiary (in good faith) to be payable in cash in connection with such permitted disposition;

      plus

                  (iii) payments made by the Borrower or such Subsidiary to
            retire Indebtedness (other than the Loans) of the Borrower or such Subsidiary where payment of such Indebtedness is required in connection with such permitted disposition;

provided, however, that if, after the payment of all taxes with respect to such permitted disposition, the amount of estimated taxes, if any, pursuant to clause
(b)(ii) above exceeded the tax amount actually paid in respect of such permitted disposition, the aggregate amount of such excess shall be deemed to be Net Disposition Proceeds.

      "Net Equity Proceeds" means, with respect to the sale or issuance by the Borrower or any Subsidiary to any Person of any stock, warrants or options or the exercise of any such warrants or options, the excess of:

            (a) the gross cash proceeds received by the Borrower or the Subsidiary from such sale, exercise or issuance,

      over

            (b) all reasonable and customary underwriting discounts and commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance which have not been paid to Affiliates of the Borrower in connection therewith;

provided, however, that Net Equity Proceeds shall not include (i) any cash proceeds received by a Subsidiary of the Borrower from the Borrower or a Wholly Owned Subsidiary of the Borrower, (ii) any cash proceeds received by the Borrower from directors, officers or employees of the Borrower or any of its Subsidiaries pursuant to any Borrower incentive, stock option or similar plan which are concurrently contributed to the common equity of the Borrower or (iii) any cash proceeds received by the Borrower from any Permitted Holder.

      "Net Income" means, for any period, the aggregate of all amounts (including all amounts in respect of any extraordinary gains and losses, but excluding any write-up of assets after December 31, 1997) which, in accordance with GAAP, would be included as net income on the consolidated financial statements of the Borrower and its Subsidiaries for such period.

      "Net Issuance Proceeds" means, as to any issuance of indebtedness for borrowed money by the Borrower or any of its Subsidiaries, the excess of:

            (a) the gross cash proceeds received by the Borrower or such Subsidiary from such issuance,

      over

            (b) all reasonable and customary fees and expenses with respect to underwriting commissions or fees, upfront, structuring or arrangement fees and legal, investment banking, commercial banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such issuance which have not (other than in the case of reasonable out-of-pocket expenses) been paid to Affiliates of the Borrower in connection therewith.

      "Net Working Capital" means, with respect to the Borrower, the excess of
(a) Current Assets (excluding cash and Cash Equivalent Investments) over (b) Current Liabilities.

      "Non-Defaulting Lender" means a Lender that is not subject to a Lender Default.

      "Non-Excluded Taxes" means any Taxes other than net income and franchise taxes imposed with respect to any Secured Party by a Governmental Authority under the laws of which such Secured Party is organized or in which it maintains its applicable lending office.

      "Non-Increasing Revolving Loan Lender" means, in connection with an increase in Revolving Loan Commitments pursuant to Section 2.9, each Revolving Loan Lender not then increasing its Revolving Loan Commitments.

      "Non-U.S. Lender" means any Lender that is not a "United States person", as defined under Section 7701(a)(30) of the Code.

      "Norilsk" means MMC Norilsk Nickel, an open joint stock company organized under the laws of the Russian Federation.

      "Norilsk Palladium" means the refined palladium in ingot and/or sponge form with a purity of 99.95% or more delivered to the Borrower in partial consideration for the Borrower's issuance to Norimet of 45,463,222 shares of the Borrower's common stock (which share transfer was consummated on June 23, 2003).

      "Norilsk Metal Agreement" means any agreement or arrangement pursuant to which the Borrower or any or its Subsidiaries agrees to purchase from Norimet (or a member of the Norilsk group) palladium, platinum or any other metal in an aggregate amount exceeding $10,000,000 in any calendar year (such amount to be determined, in the case where the purchase price of such metal is not determinable at the time such agreement or arrangement is entered into, based on the London Metal Exchange afternoon fix for such metal on the date such agreement or arrangement is entered into (or, if no afternoon fix for such metal was set on such date, for the most recent trading date preceding such date)).

      "Norilsk Palladium Proceeds" means the excess of

            (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from any sale, transfer or conveyance of Norilsk Palladium plus the gross cash proceeds received by the Borrower or any of its Subsidiaries with respect to a Hedging Agreement relating to Norilsk Palladium minus cash paid by the Borrower or any of its Subsidiaries with respect to a Hedging Agreement which has been identified to the reasonable satisfaction of the Administrative Agent as relating to Norilsk Palladium (such Hedging Agreement, a "Related Norilsk Palladium Hedge") over (b) the sum of (i) all sales, transfer, ad valorem or similar taxes or other governmental costs and expenses (excluding, for the avoidance of doubt, any tax or governmental cost or expense assessed on the income of the Borrower and its Subsidiaries) that are actually paid or estimated by the Borrower or such Subsidiary (in good faith) to be payable in cash in connection with such permitted disposition plus (ii) all reasonable and customary fees and expenses incurred by the Borrower or such Subsidiary in respect of such permitted disposition which have not been paid to Affiliates of the Borrower; provided, however, that if, after the payment of all taxes with respect to such permitted disposition, the amount of estimated taxes, if any, pursuant to clause (b)(i) above exceeded the tax amount actually paid in respect of such permitted disposition, the aggregate amount of such excess shall be deemed to be Norilsk Palladium Proceeds.

      "Norimet" means Norimet Limited, a company organized under the laws of England and Wales and a wholly-owned indirect subsidiary of Norilsk.

      "Note" means, as the context may require, a Revolving Note or a Term Note.

      "Nye Mine" is defined in the second recital.

      "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each other Obligor arising under or in connection with this Agreement and each other Loan Document.

      "Obligor" means, as the context may require, the Borrower, any Subsidiary and each other Person (other than a Secured Party) obligated under any Loan Document.

      "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of Capital Stock.

      "Other Taxes" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

      "Other Term Loans" is defined in Section 2.8.

      "ounce" means a troy ounce equivalent to 31.1035 grams.

      "Palladium Production" means, for any period, the number of ounces of refined palladium having a minimum purity of 99.95% produced by the Borrower from the Mines and available for sale and delivery by the Borrower during such period.

      "Participant" is defined in Section 10.11.2.

      "Patent Security Agreement" means any Patent Security Agreement executed and delivered by any Obligor for the benefit of the Secured Parties in substantially the form of Exhibit A to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Patriot Act" means the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

      "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

      "Pension Plan" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

      "Percentage" means, as the context may require, any Lender's RL Percentage or Term Percentage.

      "Permitted Acquisition" means an Acquisition (whether pursuant to a merger or an acquisition of stock, assets or otherwise) by the Borrower or any Subsidiary from any Person in which the following conditions are satisfied:

            (a) (i) immediately before and after giving effect to such Acquisition no Default shall have occurred and be continuing or would result therefrom (including under Section 7.2.1) and (ii) such Acquisition was not preceded by an unsolicited tender offer or proxy contest initiated by the Borrower or any Subsidiary;

            (b) consideration for such Acquisition shall be comprised of Capital Stock of the Borrower (other than Redeemable Capital Stock and Capital Stock that may require the payment of dividends (other than dividends payable in additional shares of such Capital Stock) prior to August 3,
      2011), the assumption of Indebtedness permitted under clause (i) of
      Section 7.2.2 and/or cash and:

                  (i) to the extent that the consideration for such Acquisition is comprised of such Capital Stock, (x) the amount of such Capital Stock consideration paid in connection with such Acquisition (based on the fair market value of the Capital Stock issued in connection therewith), when added to the total aggregate amount of consideration consisting of Capital Stock for all other Acquisitions since the Effective Date, does not exceed $300,000,000 and (y) the chief financial or accounting Authorized Officer of the Borrower shall have delivered to the Administrative Agent a certificate (together with such supporting financial statements and other information as may be reasonably requested by the Administrative Agent), in form and substance reasonably satisfactory to the Administrative Agent, certifying that, prior to any such Acquisition, the business, assets or Person acquired, as the case may be, had or accounted for positive EBITDA (assuming, for purposes of the definition of "EBITDA", that the business, assets or Person acquired is substituted for the Borrower) for the period of four full Fiscal Quarters immediately preceding such Acquisition; and

                  (ii) to the extent that the consideration for such Acquisition is comprised of the assumption of Indebtedness and/or cash, the aggregate amount of such consideration for such Acquisition (based on the amount of Indebtedness assumed and the cash expended in connection therewith) will not exceed $25,000,000, and when added to the total aggregate amount of consideration comprised of Indebtedness assumed and cash expended for all other Acquisitions since the Effective Date, would not exceed $50,000,000; and

            (c) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such Acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to the consummation of such Acquisition and evidencing compliance with the covenants set forth in Section 7.2.4.

      "Permitted Holders" means Norilsk and each Subsidiary of Norilsk (including Norimet) in respect of which Norilsk possesses, directly or indirectly, the power to direct or cause the direction of the management policies of such Subsidiary.

      "Permitted Lease Disposition" means the sale or transfer by the Borrower of equipment which has been acquired by the Borrower for the purpose of selling or transferring such equipment to a Person (the "lessor") that will lease such equipment back to the Borrower, so long as (i) such equipment is sold, or transferred to the relevant lessor within 180 days of the Borrower's acquisition thereof, (ii) such equipment is sold or transferred to the lessor for consideration equal to or greater than the consideration paid by the Borrower for such equipment and (iii) the lease resulting from such transaction is permitted under Section 7.2.18.

      "Permitted Liens" shall mean the Liens permitted pursuant to clauses (a) through (n) of Section 7.2.3.

      "Permitted Revenue Bond Documents" means, in connection with the Permitted Revenue Bond Indebtedness, collectively, the loan agreement between the Borrower and the State of Montana, the indenture between the State of Montana and the trustee for the holders of the Economic Development Revenue Bonds, and each other instrument and agreement relating to the Permitted Revenue Bond Indebtedness or Economic Development Revenue Bonds, in each case, as amended, supplemented or amended and restated in accordance with clause (b) of Section 7.2.12.

      "Permitted Revenue Bond Indebtedness" means Indebtedness in an aggregate principal amount not exceeding $30,000,000 incurred by the Borrower upon receipt of the proceeds of the Economic Development Revenue Bonds, to the extent such Indebtedness complies with the following terms:

            (a) such Indebtedness is not secured by the assets of, or guaranteed by, any Obligor;

            (b) no payments of principal (whether scheduled, mandatory or otherwise) shall be required prior to September 30, 2012 (provided that such terms may provide for such Indebtedness to be prepaid in the event the Economic Development Revenue Bonds are required to be redeemed prior to their final stated maturity as a result of a final nonappealable determination by the Internal Revenue Service or a Federal court determines that the interest paid or payable on any Economic Development Revenue Bond is or was includable in the gross income of any holder of such Economic Development Revenue Bond, other than a holder who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code (such event, an "Economic Development Revenue Bond Tax Event"));

            (c) the documentation evidencing such Indebtedness does not contain
      (i) any provisions permitting the occurrence of an event of default as a result of the existence of a default or an event of default under the terms of any other indebtedness (including the Obligations), except in the case the maturity of such indebtedness is accelerated and the aggregate principal amount thereof exceeds $30,000,000; and (ii) any representations, warranties, covenants, events of default or other terms that are more burdensome on any Obligor than the representations, warranties, covenants, events of default or other terms contained in the Loan Documents (as determined by the Administrative Agent in its reasonable discretion); and

            (d) the proceeds of such Indebtedness are used (or are committed to be used) by the Borrower to pay a portion of the costs and expenses incurred in connection with the Project consistent with the terms and conditions of the Economic Development Revenue Bond Resolution.

      "Person" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

      "Plan" means any Pension Plan or Welfare Plan.

      "Platform" is defined in Section 9.15.

      "Platinum Production" means, for any period, the number of ounces of refined platinum having a minimum purity of 99.95% produced by the Borrower from the Mines and available for sale and delivery by the Borrower during such period.

      "Pledged Subsidiary" means, at any time, each Subsidiary in respect of which the Administrative Agent, for the benefit of the Secured Parties, has been granted, at such time, a security interest in and to, or a pledge of, (i) any of the issued and outstanding shares of Capital Stock of such Subsidiary or (ii) any intercompany notes of such Subsidiary owing to the Borrower or another Subsidiary.

      "Probable Reserves" means, at any date, reserves of ore palladium and platinum at each Mine as determined and calculated in accordance with standards established from time to time by the SEC.

      "Pro Forma Balance Sheet" is defined in Section 5.1.6.

      "Project" means the "Project" referred to in the Economic Development Revenue Bond Resolution.

      "Proven Reserves" means, at any date, reserves of ore palladium and platinum at each Mine as determined and calculated in accordance with standards established from time to time by the SEC.

      "Quarterly Payment Date" means the last day of March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day. Unless the context otherwise requires, the term "Quarterly Payment Date" shall also include each Incremental Term Loan Repayment Date.

      "Redeemable Capital Stock" means Capital Stock of the Borrower or any of its Subsidiaries that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time would be required to be redeemed (for consideration other than shares of common stock of the Borrower) on or prior to the one-year anniversary of the Stated Maturity Date (as such date may be amended from time to time), except to the extent such mandatory redemption is required pursuant to a customary change of control provision which expressly provides that all indebtedness that may be required to be redeemed or prepaid on account of the relevant change of control shall have been redeemed or prepaid prior to any such redemption of Capital Stock, (ii) is redeemable at the option of the holder thereof (for consideration other than shares of common stock of the Borrower) at any time prior to such date or (iii) is convertible into or exchangeable for debt securities of the Borrower or any of its Subsidiaries at any time prior to such anniversary.

      "Refinancing" means, as to any Indebtedness, the incurrence of other Indebtedness to refinance such existing Indebtedness; provided that, in the case of such other Indebtedness, the following conditions are satisfied:

                  (i) the weighted average life to maturity of such refinancing
            Indebtedness shall be greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced, and the first scheduled principal payment in respect of such refinancing Indebtedness shall not be earlier than the first scheduled principal payment in respect of the Indebtedness being refinanced;

                  (ii) the principal amount of such refinancing Indebtedness shall be less than or equal to the principal amount then outstanding of the Indebtedness being refinanced;

                  (iii) the respective obligor or obligors shall be the same on the refinancing Indebtedness as on the Indebtedness being refinanced;

                  (iv) the security, if any, for the refinancing Indebtedness shall be the same as that for the Indebtedness being refinanced (except to the extent that less security is granted to holders of refinancing Indebtedness);

                  (v) the refinancing Indebtedness is subordinated to the
            Obligations to the same degree, if any, or to a greater degree as the Indebtedness being refinanced; and

                  (vi) no material terms applicable to such refinancing
            Indebtedness or, if applicable, the related guarantees of such refinancing Indebtedness (including covenants, events of default, remedies, acceleration rights) shall be more favorable to the refinancing lenders than the terms that are applicable under the instruments and documents governing the Indebtedness being refinanced.

      "Reimbursement Obligation" is defined in Section 2.6.3.

      "Related Fund" means, with respect to any Lender that is a Fund, any other Fund that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

      "Related Norilsk Palladium Hedge" is defined in the definition of "Norilsk Palladium Proceeds".

      "Release" means a "release", as such term is defined in CERCLA.

      "Replacement Lender" is defined in Section 10.11.3.

      "Required Lenders" means, at any time,

            (a) with respect to any provision of this Agreement or other Loan Document other than (i) the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to Section 8.3, or (ii) the taking of any other remedial action under this Agreement or any other Loan Document, Non-Defaulting Lenders holding at least a majority of the sum of (A) the Revolving Loan Commitment Amount held by Non-Defaulting Lenders (or, following the Revolving Loan Commitment Termination Date, the aggregate principal amount of the Revolving Loans held by Non-Defaulting Lenders then outstanding plus the Letter of Credit Outstandings (after giving effect to the participation of the Non-Defaulting Lenders therein)) and (B) the Term Loan Commitment Amount held by Non-Defaulting Lenders (or, if the Term Loans have been made, the aggregate principal amount of the Term Loans held by Non-Defaulting

      Lenders then outstanding); provided, however, that any termination of the Revolving Loan Commitments pursuant to Section 8.3 shall only require Non-Defaulting Lenders having at least a majority of the Revolving Loan Commitment Amount held by Non-Defaulting Lenders, or

            (b) with respect to (i) the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to Section 8.3 or (ii) the taking of any other remedial action under this Agreement or any other Loan Document, Lenders holding at least a majority of the sum of the aggregate principal amount of outstanding Loans plus the Letter of Credit Outstandings (after giving effect to the participation of the Lenders therein)

      "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

      "Restricted Payment" means the declaration or payment of any dividend (other than dividends payable solely in common stock of the Borrower) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Stock of the Borrower or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of the Borrower or any Subsidiary or otherwise.

      "Revolving Loan" is defined in Section 2.1.1. Unless the context otherwise requires, the term "Revolving Loans" shall also include Revolving Loans made by Increasing Revolving Loan Lenders and Augmenting Revolving Loan Lenders pursuant to Section 2.9.

      "Revolving Loan Commitment" means, relative to any Lender, such Lender's obligation (if any) to make Revolving Loans pursuant to Section 2.1.1.

      "Revolving Loan Commitment Amount" means, on any date, $40,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

      "Revolving Loan Commitment Termination Date" means the earliest of

            (a) July 31, 2009;

            (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

            (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding clauses (b) or (c), the Revolving Loan Commitments shall terminate automatically and without any further action.

      "Revolving Loan Lender" is defined Section 2.1.1.

      "Revolving Note" means a promissory note of the Borrower payable to any Revolving Loan Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Revolving Loan Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "RL Percentage" means, relative to any Lender, the applicable percentage relating to Revolving Loans set forth opposite its name on Schedule II hereto under the Revolving Loan Commitment column or set forth in a Lender Assignment Agreement under the Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section
10.11.1. A Lender shall not have any Revolving Loan Commitment if its percentage under the Revolving Loan Commitment column is zero (0%).

      "S&P" means Standard & Poor's Rating Services.

      "SEC" means the Securities and Exchange Commission.

      "Secondary Materials" means the platinum group metals that are processed by the Borrower through the Borrower's metallurgical complex from recycled spent catalytic converter and petroleum catalyst materials purchased by the Borrower.

      "Secured Parties" means, collectively, the Lenders, the Issuers, the Administrative Agent, each counterparty to a Lender Hedging Agreement that is (or at the time such Lender Hedging Agreement was entered into, was) a Lender or an Affiliate of a Lender or the Administrative Agent and (in each case) each of their respective successors, transferees and assigns.

      "Security Agreement" means, as the context may require, the Borrower Security Agreement and each Subsidiary Security Agreement and Foreign Pledge Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Stated Amount" means, on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

      "Stated Expiry Date" is defined in Section 2.6.

      "Stated Maturity Date" means

            (a) with respect to all Term Loans, July 30, 2010;

            (b) with respect to all Revolving Loans, July 31, 2009.

      "Stockholders Agreement" means the Stockholders Agreement among the Borrower, Norimet and Norilsk, dated as of June 23, 2003, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

      "Subordinated Debt" means all unsecured Indebtedness of the Borrower for money borrowed which is subordinated in right of payment to the payment in full in cash of all Obligations pursuant to documentation containing terms that are reasonably satisfactory to the Administrative Agent (provided such terms shall not include any scheduled principal payment (including any sinking fund requirement) prior to August 3, 2011 and any cross-default (other than cross-acceleration) to other Indebtedness).

      "Subordinated Debt Documents" means, collectively, the loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other instruments and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated in accordance with Section 7.2.12.

      "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which more than 50% of the outstanding securities (or other ownership interest) having ordinary voting power to elect the board of directors, managers or other voting members of the governing body of such corporation, limited liability company, partnership or other entity (irrespective of whether at the time securities (or other ownership interest) of any other class or classes of such corporation, limited liability company, partnership or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the Borrower.

      "Subsidiary Guaranty" means each Subsidiary Guaranty executed and delivered by a Subsidiary pursuant to the terms of this Agreement, substantially in the form of Exhibit J hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Subsidiary Security Agreement" means, collectively, each Security Agreement executed and delivered by a Subsidiary in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the terms of this Agreement, in substantially the form of Exhibit H, in each case, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Substitute Lender" is defined in Section 4.11.

      "Substitution Notice" is defined is Section 4.11.

      "Supply Contract Counterparty" means each Material Supply Contract Counterparty and each other Person who enters into any Supply Contract with the Borrower or any Subsidiary.

      "Supply Contract Counterparty Notice" means a duly completed notice in the form of Exhibit F-2 attached hereto, with such modification thereto as may be agreed to by the Administrative Agent or any other form satisfactory to the Administrative Agent.

      "Supply Contracts" means, collectively, (i) each Material Supply Contract and Additional Supply Contract and (ii) each contract with a term of one year or more pursuant to which the Borrower agrees to deliver palladium or platinum to a Supply Contract Counterparty.

      "Synthetic Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

      "Taxes" means any and all income, stamp or other taxes, duties, levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

      "TD" is defined in the preamble.

      "TDSI" is defined in the preamble.

      "Term Loan" is defined in Section 2.1.3. Unless the context shall otherwise require, the term "Term Loans" shall include Incremental Term Loans.

      "Term Loan Commitment" means, relative to any Lender, such Lender's obligation (if any) to make Term Loans pursuant to Section 2.1.3. Unless the context shall otherwise require, the term "Term Loan Commitments" shall also include the Incremental Term Loan Commitments.

      "Term Loan Commitment Amount" means, on any date, $140,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

      "Term Loan Commitment Termination Date" means the earliest of

            (a) August 3, 2004;

            (b) the date on which the Term Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

            (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Term Loan Commitments shall terminate automatically and without any further action.

      "Term Note" means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Term Percentage" means, relative to any Lender, the applicable percentage relating to Term Loans set forth opposite its name on Schedule II hereto under the Term Loan Commitment column or set forth in a Lender Assignment Agreement under the Term Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment

Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.1. A Lender shall not have any Term Loan Commitment if its percentage under the Term Loan Commitment column is zero (0%).

      "Termination Date" means the date on which all Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired (or the Administrative Agent shall have received immediately available funds in an amount equal to all Letter of Credit Outstandings, deposited in a cash collateral account with the Administrative Agent or its designee on terms satisfactory to the Administrative Agent), all Lender Hedging Agreements have been terminated (except as set forth in Section 9.13 hereof) and all Commitments shall have terminated.

      "Title Opinions" is defined in Section 5.1.17.

      "Total Exposure Amount" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

      "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by any Obligor for the benefit of the Secured Parties substantially in the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Tranche" means, as the context may require, the Term Loans or the Revolving Loans and, when used in reference to any Commitment, refers to the Term Loan Commitment or the Revolving Loan Commitment.

      "Transaction" means the Existing CA Refinancing, the financing to be provided hereunder and all transactions related thereto.

      "Transaction Documents" means, collectively, the Loan Documents and the Initial Supply Contracts, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

      "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

      "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York.

      "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

      "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

      "Welfare Plan" means a "welfare plan", as such term is defined in Section 3(1) of ERISA.

      "Wholly Owned Subsidiary" means any Subsidiary all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by the Borrower.

      SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.

      SECTION 1.3. Cross-References; Interpretation. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition. References in this Agreement and in each other Loan Document to the term "law" shall be deemed to include any statute, law, code, rule, treaty, convention, regulation, order, decree, consent decree, injunction, directive, determination or other requirement (whether or not having the force of law, but, if not having the force of law, the compliance with which law would be prudent for the Person subject to such law) and, where applicable, any interpretation thereof by any Governmental Authority having jurisdiction with respect thereto or charged with the administration or interpretation thereof, whether national, federal, supranational, tribal, regional, state or local.

      SECTION 1.4. Accounting and Financial Determinations. (a) Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, and all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, in accordance with, generally accepted accounting principles ("GAAP"). Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Subsidiaries, in each case without duplication.

            (a) If the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VII or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VII or any related definition for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner reasonably satisfactory to the Borrower and the Required Lenders. In the event of any such notification from the Borrower or the Administrative Agent and until such notice is withdrawn or such covenant is so amended, the Borrower will furnish to each Lender and the Administrative Agent, in addition to the financial statements required to be furnished pursuant to Section 7.1.1 (the "Current GAAP Financials"),
      (i) the financial statements described in such Section based upon GAAP as in effect at the time such covenant was agreed to (the "Prior

      GAAP Financials") and (ii) a reconciliation between the Prior GAAP Financials and the Current GAAP Financials.

                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCe
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

      SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement, the Lenders and the Issuers severally agree to make Credit Extensions as set forth below.

      SECTION 2.1.1. Revolving Loan Commitment. From time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date, each Lender that has a Revolving Loan Commitment (referred to as a "Revolving Loan Lender"), will make loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's RL Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

      SECTION 2.1.2. Letter of Credit Commitment. From time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will

            (a) issue one or more standby letters of credit (relative to such Issuer, its "Letter of Credit") for the account of the Borrower or any Guarantor in the Stated Amount requested by the Borrower on such day; or

            (b) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder to a date not later than the earlier of
      (x) the Revolving Loan Commitment Termination Date and (y) unless otherwise agreed to by the Issuer in its sole discretion, one year from the date of such extension.

      SECTION 2.1.3. Term Loan Commitment. In a single Borrowing on any Business Day occurring from and after the Effective Date but prior to the Term Loan Commitment Termination Date, each Lender that has a Term Loan Commitment will make loans (relative to such Lender, its "Term Loans") to the Borrower equal to such Lender's Term Percentage of the aggregate amount of the Borrowing of Term Loans requested by the Borrower to be made on such day (with the commitment of each such Lender described in this clause herein referred to as its "Term Loan Commitment"). No amounts paid or prepaid with respect to Term Loans may be reborrowed.

      SECTION 2.1.4. Lenders Not Permitted or Required to Make Loans. No Lender shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of

            (a) all Revolving Loans

                  (i) of all Revolving Loan Lenders, together with the aggregate amount of all Letter of Credit Outstandings, would exceed the then existing Revolving Loan Commitment Amount; or

                  (ii) of such Revolving Loan Lender, together with such
            Lender's RL Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender's RL Percentage of the then existing Revolving Loan Commitment Amount; or

      (b) all Term Loans of all Lenders holding Term Loan Commitments would exceed the Term Loan Commitment Amount;

      SECTION 2.1.5. Issuer Not Permitted or Required to Issue Letters of Credit. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans then outstanding would exceed the Revolving Loan Commitment Amount.

      SECTION 2.1.6. Incremental Term Loan Commitment. Each Lender having an Incremental Term Loan Commitment hereby agrees, severally and not jointly, on the terms and subject to the conditions set forth herein and in the applicable Incremental Term Loan Supplement and in reliance on the representations and warranties set forth herein and in the other Loan Documents, to make Incremental Term Loans to the Borrower, as specified in the applicable Incremental Term Loan Supplement, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

      SECTION 2.2. Reduction of the Commitment Amounts. The Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount, or the Term Loan Commitment Amount on the Business Day so specified by the Borrower; provided, however, that all such reductions shall require at least one Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000. Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of any Issuer.

      SECTION 2.3. Borrowing Procedures. Loans shall be made by the Lenders in accordance with Section 2.3.1.

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

      SECTION 2.3.1. Borrowing Procedure. By delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m., New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $2,000,000 and in integral multiple of $500,000, in the case of Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $100,000 or, in either case, in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m. (New York time) on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

      SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m., New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $2,000,000 and an integral multiple of $500,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

      SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

      SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 10:00 a.m., New York time, on a Business Day, the Borrower may from time to time irrevocably request on not less than five nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit and not less than five Business Days' prior notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit or an increase in the Stated Amount of a Letter of Credit, that an Issuer issue, or extend the Stated Expiry Date of or increase the Stated Amount of, as the case may be, an irrevocable Letter of Credit in such form as may be requested by the Borrower and approved by such Issuer, solely for the purposes described in Section 7.1.7. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) the thirtieth day preceding the Revolving Loan Commitment Termination Date or (ii) (unless otherwise agreed to by an Issuer, in its sole discretion) one year from the date of its issuance. Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues hereunder.

      SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each Letter of Credit issued by an Issuer pursuant hereto and each increase in the Stated Amount of an existing Letter of Credit issued pursuant hereto, and without further action, each Revolving Loan Lender (other than such Issuer) shall be deemed to have irrevocably purchased, to the extent of its RL Percentage, a participation interest in such Letter of Credit and any such increase (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and each Credit-Linked Revolving Loan Lender shall be obligated to pay for such purchase at the time of such issuance or increase by depositing cash (irrespective of any setoff, counterclaim or defense to payment) in an amount equal to its RL Percentage of the Stated Amount of such Letter of Credit or the increase of the Stated Amount of such existing Letter of Credit, as the case may be, into the Credit-Linked Deposit Account. Each Revolving Loan Lender shall, to the extent of its RL Percentage, be responsible for reimbursing promptly (and in any event within one Business Day), whether or not any Default shall have occurred and be continuing, the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3 or which have been so reimbursed but which is subsequently required to be disgorged or refunded to the Borrower for any reason, provided that, in the case of a Credit-Linked Revolving Loan Lender that has complied with its obligations under the immediately preceding sentence with respect to the Letter of Credit from which such Reimbursement Obligations have arisen, the Administrative Agent shall reimburse the Issuer for the amount of such Credit-Linked Revolving Loan Lender's obligation from such Credit-Linked Revolving Loan Lender's Credit-Linked Deposit on deposit in the Credit-Linked Deposit Account. In addition, each Revolving Loan Lender shall, to the extent of its RL Percentage, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit (other than the issuance fees payable to an Issuer of such Letter of Credit pursuant to the last sentence of Section 3.3.3) and of interest payable pursuant to Section 3.2 with respect to any Reimbursement Obligation. To the extent that any Revolving Loan Lender has reimbursed any Issuer for a Disbursement (including pursuant to a withdrawal from such Revolving Loan Lender's Credit-Linked Deposit), such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

      SECTION 2.6.2. Disbursements. An Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m. New York time, on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to Section 3.2 for the period from the Disbursement Date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the applicable Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary).

      SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement Obligation") of the Borrower under Section 2.6.2 to reimburse an Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse an Issuer, each Revolving Loan Lender's obligation under Section 2.6.1 to reimburse an Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Revolving Loan Lender, as the case may be, may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in such Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against an Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of such Issuer.

      SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the continuation of any Event of Default under Section 8.1.9 or any Default under clause (c) or (d) of Section 8.1.9 which, after the lapse of 60 days, would constitute an Event of Default or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

            (a) the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuers of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

            (b) the Borrower shall be immediately obligated to reimburse the Issuers for the amount deemed to have been so paid or disbursed by such Issuers.

Amounts payable by the Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of the Reimbursement Obligations; provided that each Credit-Linked Revolving Loan Lender shall have deposited into the Credit-Linked Deposit Account cash in an amount equal to its RL Percentage of the Stated Amount of all Letters of Credit outstanding at such time. Each Credit-Linked Revolving Loan Lender agrees to make such deposit.

      SECTION 2.6.5. Nature of Reimbursement Obligations. The Borrower, each other Obligor and, to the extent set forth in Section 2.6.1, each Revolving Loan Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own gross negligence or willful misconduct) shall be responsible for:

            (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

            (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

            (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

            (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

            (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Revolving Loan Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Obligor and each such Secured Party, and shall not put such Issuer under any resulting liability to any Obligor or any Secured Party, as the case may be.

      SECTION 2.6.6. Credit-Linked Deposit Account. (a) The Credit-Linked Deposits shall be held by the Administrative Agent in the Credit-Linked Deposit Account, and no party other than the Administrative Agent shall have a right of withdrawal from the Credit-Linked Deposit Account or any other right or power with respect to the Credit-Linked Deposits.

      (b) Each of the Administrative Agent, the Issuer and each Credit-Linked Revolving Loan Lender hereby acknowledges and agrees that each Credit-Linked Revolving Loan Lender is funding its Credit-Linked Deposit to the Administrative Agent for application in the manner contemplated by Section 2.6.1 and that the Administrative Agent has agreed to invest the Credit-Linked Deposits so as to earn a return (except during periods when such Credit-Linked Deposits are used to cover unreimbursed Reimbursement Obligations) for such Credit-Linked Revolving Loan Lender equal at any time to the LIBO Rate for the Interest Period in effect for the Credit-Linked Deposits at such time. Such interest will be paid to the Credit-Linked Revolving Loan Lenders by the Administrative Agent at the applicable LIBO Rate in arrears on the last day of each Interest Period applicable to the Credit-Linked Deposits.

      (c) The Borrower shall have no right, title or interest in or to the Credit-Linked Deposits and no obligations with respect thereto, it being acknowledged and agreed by the parties hereto that the making of the Credit-Linked Deposits by the Credit-Linked Revolving Loan Lenders, the provisions of this Section 2.6.6 and the application of the Credit-Linked Deposits in the manner contemplated by Section 2.6.1 constitute agreements among the Administrative Agent, the Issuer and each Credit-Linked Revolving Loan Lender with respect to the funding obligations of each Credit-Linked Revolving Loan Lender in respect of its participation in Letters of Credit and do not constitute any additional loan or extension of credit to the Borrower.

      (d) Each Credit-Linked Revolving Loan Lender hereby grants to the Administrative Agent, for the benefit of the Issuer, a security interest in all right, title and interest of such Credit-Linked Revolving Loan Lender in the Credit-Linked Deposit of such Credit-Linked Revolving Loan Lender, as security for the obligations of such Credit-Linked Revolving Loan Lender to the Issuer under this Section 2.6. For purposes of perfecting such security interest, each Credit-Linked Revolving Loan Lender hereby instructs The Toronto-Dominion Bank as the bank in which the Credit-Linked Deposits are maintained, and The Toronto-Dominion Bank hereby agrees, to follow the instructions of the Administrative Agent in respect of the Credit-Linked Deposit of such Credit-Linked Revolving Loan Lender without further consent by such Credit-Linked Revolving Loan Lender.

      SECTION 2.6.7. Return of Credit-Linked Deposits. (a) In the event any Letter of Credit expires or is terminated or the Stated Amount of any Letter of Credit is reduced (other than as a result of a Disbursement thereunder), the Borrower shall notify the Administrative Agent of such expiration, termination or reduction and, following such notification, the Administrative Agent shall return to each Credit-Linked Revolving Loan Lender the portion of its Credit-Linked Deposit that relates to such expired or terminated Letter of Credit or to such reduction.

      (b) In the event the Stated Amount of any Letter of Credit is reduced as a result of a Disbursement thereunder and to the extent the Borrower has reimbursed the Issuer with respect to such Disbursement and 91 days has elapsed following such reimbursement, the Issuer shall notify the Administrative Agent of such reimbursement and the Administrative Agent, following such notification, shall return to each Credit-Linked Revolving Loan Lender the portion of its

Credit-Linked Deposit that relates to such reduction (to the extent the related Disbursement has been so reimbursed).

      (c) To the extent the Borrower has complied with its obligations under
Section 2.6.4 or Sections 3.1.1 and 3.1.2 and 91 days have elapsed from the date of such compliance, the Administrative Agent shall, so long as an Event of Default described under Section 8.1.9 has not occurred, return to each Credit-Linked Revolving Loan Lender the portion of its Credit-Linked Deposit that relates to the Stated Amount of Letters of Credit as to which the Borrower has complied with the provisions of Section 2.6.4 or Sections 3.1.1 and 3.1.2, as the case may be.

      (d) In the event that the Issuer and the Administrative Agent are reasonably satisfied that a Credit-Linked Revolving Loan Lender is a Revolving Loan Lender, but no longer a Credit-Linked Revolving Loan Lender, the Administrative Agent shall return to such Revolving Loan Lender its Credit-Linked Deposit.

      SECTION 2.7. Loan Accounts; Notes. (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to clause (b) below, execution and delivery of a Note evidencing the Loans made by such Lender to the Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

      (b) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender, as applicable, a Note evidencing the Loans made by such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor

      SECTION 2.8. Increase in Term Loan Commitments. (a) The Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments in an aggregate amount not to exceed the Incremental Term Loan Amount; provided that such Incremental Term Loan Commitment may not be extended to the Borrower without the prior written consent of the Non-Defaulting Lenders holding at least a majority of the aggregate principal amount of the Term Loans held by Non-Defaulting Lenders then outstanding and the Non-Defaulting Lenders holding at least a majority of the Revolving Loan Commitment Amount held by Non-

Defaulting Lenders (or, following the Revolving Loan Commitment Termination Date, the aggregate principal amount of the Revolving Loans held by Non-Defaulting Lenders then outstanding plus the Letter of Credit Outstandings (after giving effect to the participation of the Non-Defaulting Lenders therein)). Upon the receipt of such request by the Administrative Agent, the Administrative Agent shall deliver a copy thereof to each Lender. Such notice
(i) shall set forth the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $5,000,000 and a minimum amount of $25,000,000 or equal to the remaining Incremental Term Loan Amount),
(ii) shall set forth the date on which such Incremental Term Loan Commitments are requested to become effective (which shall not be less than fifteen Business Days nor more than forty-five days after the date of such notice), (iii) shall offer each existing Lender holding Term Loans the opportunity to make such Incremental Term Loan Commitment in an amount equal to its Term Percentage and
(iv) shall set forth whether such Incremental Term Loan Commitments are to be commitments to make term loans under (and subject to the terms of) this Agreement, but with a different final maturity date, average life to maturity or yield than the Term Loans (any such term loans, the "Other Term Loans"). Each Lender shall, by notice to the Borrower and the Administrative Agent given not more than ten Business Days after the date of the Administrative Agent's notice,
(i) either agree to make such Incremental Term Loan Commitment by all or a portion of the offered amount or decline to make such Incremental Term Loan Commitment and (ii) if it is not agreeing to participate in such Incremental Term Loan Commitment, whether it consents to the extension of such Incremental Term Loan Commitment by other Persons (and any Lender that does not deliver such a notice within such period of ten Business Days shall be deemed to have declined to so participate or consent). In the event that, on the eleventh Business Day after the Administrative Agent shall have delivered a notice pursuant to the second sentence of this paragraph, the amount of the Incremental Term Loan Commitments that the existing Lenders are willing to provide are less than the Incremental Term Loan Commitments requested by the Borrower and the Required Lenders have otherwise consented to the extension of such Incremental Term Loan Commitments, the Borrower may arrange for one or more banks or other entities to extend Incremental Term Loan Commitments in an aggregate amount equal to the unsubscribed amount; provided, however, that each Incremental Term Loan Lender, if not already a Lender hereunder, shall be subject to the prior approval of the Administrative Agent (which approval shall not be unreasonably withheld).

      (b) The Borrower and each Incremental Term Loan Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Supplement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Loan Lender. Each Incremental Term Loan Supplement shall specify the terms of the Incremental Term Loans to be made thereunder; provided, however, that, without the prior written consent of Lenders holding a majority in interest of the outstanding Term Loans and Term Loan Commitments,

                  (i) the final maturity date of any Other Term Loans shall be no earlier than (x) the Stated Maturity Date for Term Loans and (y) if the initial yield (determined as provided below) on such Other Term Loans exceeds the Applicable Margin then in effect for LIBO Rate Loans, the date falling six months after the Stated Maturity Date for Term Loans;

                  (ii) the average life to maturity of any Other Term Loans
            determined as of the date of the proposed borrowing thereof shall be no shorter than (x) the average life to maturity of the Term Loans and (y) if the initial yield (determined as provided below) on such Other Term Loans exceeds the Applicable Margin then in effect for Term Loans that are LIBO Rate Loans, six months longer than the average life to maturity of the Term Loans; and

                  (iii) if the initial yield on any Other Term Loans (as
            determined by the Administrative Agent to be equal to the sum of (x) the LIBO Rate (Reserve Adjusted) margins on the Other Term Loans and
            (y) if the Other Term Loans are initially made at a discount or the lenders making the same receive a fee from (or on behalf of) the Borrower for doing so (the amount of such discount or fee, expressed as a percentage of the Other Term Loans, being referred to herein as "OID") and if the amount of such OID divided by the lesser of (A) the average life to maturity of such Other Term Loans and (B) four exceeds by more than 25 basis points (the amount of such excess above 25 basis points being referred to herein as the "Yield Differential") the Applicable Margin then in effect for Term Loans that are LIBO Rate Loans, then each Applicable Margin for the Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the Other Term Loans.

The Administrative Agent shall promptly notify each applicable Lender as to the effectiveness of each Incremental Term Loan Supplement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Supplement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment evidenced thereby and any increase to the Applicable Margins required by the foregoing provisions of this clause (b). Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower's consent (not to be unreasonably withheld) and furnished to the other parties hereto.

      (c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.8 unless (i) on the date of such effectiveness, the conditions set forth in Section 5.2 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Borrower, (ii) if requested, the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates and documentation consistent with those delivered on the Closing Date under Section 5.1 and (iii) the Borrower would be in pro forma compliance with the terms of this Agreement after giving effect to such Incremental Term Loan Commitment and the Loans to be made thereunder and the application of the proceeds therefrom as if made and applied on such date.

      (d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans), when originally made, are included in each Borrowing of outstanding Term Loans. This may be accomplished at the discretion of the Administrative Agent by requiring each outstanding Term Loan made as a LIBO Rate Loan to be converted into a Base Rate Loan on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan to each outstanding Term Loan made as a LIBO Rate Loan on a pro rata basis, even though as a result thereof such Incremental Term Loan may effectively have a shorter

Interest Period than the Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of this Agreement that would prohibit such an initial Interest Period). Any conversion of Term Loans made as LIBO Rate Loans to Base Rate Loans made pursuant to the preceding sentence shall be subject to Section 4.4. In addition, to the extent any Incremental Term Loans are not Other Term Loans, the scheduled amortization payments under clause (g) of Section 3.1.1 required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans.

      SECTION 2.9. Increase in Revolving Loan Commitments. (a) The Borrower may, at any time prior to January 31, 2005, by written notice to the Administrative Agent, request that the total Revolving Loan Commitment be increased by an aggregate amount not to exceed the Incremental Revolving Loan Amount at such time. Such notice shall set forth the amount of the requested increase (which shall be in minimum increments of $500,000 and a minimum amount of $2,500,000 or equal to the remaining Incremental Revolving Loan Amount) and the date on which such increase is requested to become effective (which shall be not less than 10 days nor more than 60 days after the date of such notice), and shall also set forth the banks or other entities, which may include any Lender (any such bank or other entity (other than any such bank or entity that is a Revolving Loan Lender) being called an "Augmenting Revolving Loan Lender" and each Revolving Loan Lender so agreeing to increase its Commitments being an "Increasing Revolving Loan Lender") agreeing to extend or increase (as the case may be) Revolving Loan Commitments and the amount of each such Commitment; provided, however, that each Augmenting Revolving Loan Lender shall be subject to the prior written approval of the Administrative Agent and the Issuer (which approvals shall not be unreasonably withheld), and the Borrower and each Increasing Revolving Loan Lender and Augmenting Revolving Loan Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence its Revolving Loan Commitment and/or its status as a Revolving Loan Lender hereunder. Any such increase may be made in an amount that is less than the increase requested by the Borrower if the Borrower is unable to arrange for, or chooses not to arrange for, Augmenting Revolving Loan Lenders.

      (b) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all actions as may be reasonably necessary to ensure that, after giving effect to any increase pursuant to this Section 2.9, the outstanding Revolving Loans (if any) are held by the Revolving Loan Lenders in accordance with their new RL Percentages. This may be accomplished at the discretion of the Administrative Agent, following consultation with the Borrower, (i) by requiring the outstanding Revolving Loans to be prepaid with the proceeds of a new Revolving Loan Borrowing, (ii) by causing Non-Increasing Revolving Loan Lenders to assign portions of their outstanding Revolving Loans to Increasing Revolving Loan Lenders and/or Augmenting Revolving Loan Lenders, or (iii) by any combination of the foregoing. Any prepayment or assignment described in this paragraph (b) shall be subject to Section 4.4, but shall otherwise be without premium or penalty.

      (c) Notwithstanding the foregoing, no increase in the Revolving Loan Commitments shall become effective under this Section 2.9 unless, (i) on the date of such increase, the conditions set forth in Section 5.2 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Borrower, and (ii) if requested, the Administrative Agent shall have received legal opinions and board resolutions consistent with those delivered on the Closing Date under Section 5.1.

                                  ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

      SECTION 3.1. Repayments and Prepayments; Application. The Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

      SECTION 3.1.1. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan on its Stated Maturity Date (or, in the case of Incremental Term Loans, on the Incremental Term Loan Maturity
Date). Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

            (a) From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that

                  (i) any such voluntary prepayment of Loans of the same type or
            Loans with the same Interest Period shall be made pro rata among the Lenders that made such Loans (and, in the case of Term Loans, applied pro rata against the remaining amortization payments for the Term Loans);

                  (ii) all such voluntary prepayments shall require at least three (or, in the case of Base Rate Loans, one) but no more than five Business Days' prior written notice to the Administrative Agent; and

                  (iii) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $2,000,000 and an integral multiple of $500,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000.

            (b) On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement), the Borrower shall make a mandatory prepayment of Revolving Loans and, if necessary, deposit cash collateral with the Administrative Agent or its designee pursuant to an agreement satisfactory to the Administrative Agent to collateralize Letter of Credit Outstandings, in an aggregate amount equal to such excess.

            (c) Within three Business Days of the receipt by the Borrower or any Subsidiary of any Net Equity Proceeds, the Borrower shall deliver to the Administrative Agent a calculation of such Net Equity Proceeds and make a mandatory prepayment of the Term Loans in an amount equal to 50% of such Net Equity Proceeds, to be applied as set forth in Section 3.1.2.

            (d) (i) The Borrower shall, concurrently with the receipt by the Borrower or any Subsidiary of Net Disposition Proceeds, make a mandatory prepayment of the Term Loans equal to 100% of such Net Disposition Proceeds, to be applied as set forth in Section 3.1.2; provided, however, that any such prepayment shall not be required if the total amount of such Net Disposition Proceeds, when added to all other Net Disposition Proceeds received by the Borrower or any Subsidiary in the same calendar year as such Net Disposition Proceeds and not yet applied in accordance with this
      Section 3.1, is less than $1,500,000 and no Default shall have occurred and be continuing.

                  (ii) The Borrower shall, following the receipt by the Borrower or any Subsidiary (or the Administrative Agent pursuant to any loss payee or similar provision) of any Net Casualty Proceeds deliver to the Administrative Agent a calculation of the amount of such Net Casualty Proceeds and make a mandatory prepayment of the Term Loans equal to 100% of such Net Casualty Proceeds within 30 days of the receipt thereof to be applied as set forth in Section 3.1.2; provided, however, that no mandatory prepayment on account of Net Casualty Proceeds shall be required under this clause if (A) the aggregate amount of Net Casualty Proceeds with respect to a Casualty Event will not exceed $1,000,000 and no Default has occurred and is continuing or (B) the Borrower informs the Administrative Agent in writing no later than 30 days following the occurrence of the Casualty Event resulting in such Net Casualty Proceeds of its or such Subsidiary's good faith intention to apply such Net Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property and the Borrower or such Subsidiary in fact uses such Net Casualty Proceeds to rebuild or replace such assets or property within 360 days following the receipt of such Net Casualty Proceeds, with the amount of such Net Casualty Proceeds unused after such 360-day period being applied to the Term Loans pursuant to Section 3.1.2; provided further, however, that, in the event in the case of the preceding clause (B) the aggregate amount of Net Casualty Proceeds with respect to a Casualty Event exceeds $5,000,000, such Net Casualty Proceeds shall be deposited in an account maintained with the Administrative Agent (or an agent on its behalf) to pay for such rebuilding or replacement and shall be disbursed at the request of the Borrower so long as a Default has not occurred and is then continuing at the time of such disbursement.

                  (ii) The Borrower shall, within 15 days following the last day of any month in which the Borrower or any Subsidiary has received Norilsk Palladium Proceeds, make a mandatory prepayment of the Term Loans equal to 25% of such Norilsk Palladium Proceeds, to be applied as set forth in Section 3.1.2; provided, however, that, any such prepayment shall not be required if the total amount of the Norilsk Palladium Proceeds, when added to all other Norilsk Palladium Proceeds received by the Borrower or any Subsidiary and not yet applied in accordance with this Section 3.1(d)(iii), is less than $24,000,000 (which, for the avoidance of doubt, would require a mandatory prepayment hereunder of $6,000,000) and no Default shall have occurred and be continuing.

            (e) The Borrower shall, concurrently with the receipt by the Borrower or any Subsidiary of any Net Issuance Proceeds arising from the incurrence of Indebtedness not otherwise permitted under Section 7.2.2, make a mandatory prepayment of the Term Loans equal to 100% of such Net Issuance Proceeds, to be applied as set forth in Section 3.1.2; provided, however, that compliance with this clause (e) shall not be construed as preventing the occurrence of an Event of Default under Section 8.1.3.

            (f) Within 90 days after the end of each Fiscal Year (beginning with the close of the 2004 Fiscal Year), the Borrower shall make a mandatory prepayment of the Term Loans in an amount equal to 50% of the Excess Cash Flow for such Fiscal Year.

            (g) On the Stated Maturity Date and on each Quarterly Payment Date (commencing with September 30, 2004) occurring during the period set forth below, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount of the Term Loans made on the Closing Date in an amount equal to the amount set forth below opposite the Stated Maturity Date for Term Loans or such Quarterly Payment Date, as applicable:

                                                           Amount of Required
                     Period                                Principal Repayment
09/30/04 through (and including) 06/30/10                      $    350,000
the Stated Maturity Date for Term Loans                        $131,600,000
                                                             or the then outstanding
                                                           principal amount of all Term
                                                               Loans, if different.

            (h) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, the Borrower shall repay all the Loans, unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

            (i) In the event that Incremental Term Loans are outstanding, the Borrower agrees to repay the Incremental Term Loans on the Incremental Term Loan Maturity Date and on each Incremental Term Loan Repayment Date, as set forth in the applicable Incremental Term Loan Supplement.

      Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No prepayment of principal of any Revolving Loans pursuant to clause (a) or (b) of this Section 3.1.1 shall cause a reduction in the Revolving Loan Commitment Amount.

      SECTION 3.1.2. Application. Amounts to be prepaid pursuant to Section
3.1.1 shall be applied as set forth in this Section.

            (a) Subject to clause (b) below, each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, subject to the terms of Section 4.4, to the principal amount thereof being maintained as LIBO Rate Loans.

            (b) In the case of any event described in clauses (c), (d), (e) or
      (f) of Section 3.1.1 that would require the mandatory prepayment of Loans, the amount of the proceeds arising from each such event shall be applied
      (i) first, to a mandatory prepayment of the outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied to the remaining scheduled amortization payments of the Term Loans, in the case of clauses (c), (d)(i), (d)(ii), (e) or (f), in inverse order, and, in the case of clause (d)(iii), ratably), pro rata among the holders of Term Loans, and (ii) second, once all Term Loans have been repaid in full, to a mandatory prepayment of the outstanding principal amount of all Revolving Loans (and, in the event all Revolving Loans have been repaid, to the payment and/or cash collateralization of all Letter of Credit Outstandings) pro rata among the holders of Revolving Loans.

      SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

      SECTION 3.2.1. Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

            (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

            (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBOR Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

      All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

      SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan or Reimbursement Obligation is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts and, for so long as such amounts remain unpaid and the Required Lenders do not otherwise provide, all other amounts outstanding hereunder at a rate per annum equal to the Alternate Base Rate from time to time in effect plus the Applicable Margin for Base Rate Loans, plus an additional margin of 2%.

      SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

            (a) on the Stated Maturity Date therefor;

            (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

            (c) with respect to Base Rate Loans, on each Monthly Payment Date occurring after the date of the initial Borrowing hereunder;

            (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);

            (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

            (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

      SECTION 3.3. Fees. The Borrower agrees to pay the fees set forth in this
Section 3.3. All such fees shall be non-refundable.

      SECTION 3.3.1. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee in an amount equal to the Applicable Commitment Fee, in each case on such Lender's Percentage of the sum of the average daily unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings). All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, and on the Revolving Loan Commitment Termination Date.

      SECTION 3.3.2. Agent's Fee. The Borrower agrees to pay to the Administrative Agent, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter.

      SECTION 3.3.3. Letter of Credit Fee. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of the applicable Issuer and each Revolving Loan Lender, a Letter of Credit fee in an amount equal to the then effective Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Revolving Loan Commitment Termination Date. The Borrower further agrees to pay to the applicable Issuer quarterly in arrears on each Quarterly

Payment Date following the date of issuance of each Letter of Credit and on the Revolving Loan Commitment Termination Date an issuance fee as agreed to by the Borrower and such Issuer.

                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

      SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

      SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that

            (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

            (b) by reason of circumstances affecting it's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans;

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

      SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender and Issuer for any increase in the cost to such Lender or Issuer of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party's Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by Sections 4.5 and 4.6, respectively. Each affected Secured Party shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

      SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

            (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan or return of all or any portion of a Credit-Linked Deposit Account to a Revolving Loan Lender on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 2.6, Article III or otherwise;

            (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

            (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. With such notice, the Lender shall provide the Borrower with a certificate outlining in reasonable detail the computations of any amounts claimed and the assumptions underlying such computations. Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrower. The Borrower shall have no obligation to make a payment under this Section to a Secured Party unless such Lender shall have notified the Borrower of its demand therefor within 60 days of the date on which such Lender has obtained final internal financial statements with respect to the Fiscal Quarter of such Lender in which such loss or expense occurred.

      SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Secured Party to the Borrower, the Borrower shall within five days following receipt of such notice pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return. With such notice, the Secured Party shall provide the Borrower with a certificate outlining in reasonable detail the computations of any amounts claimed and the assumptions underlying such computations. A statement of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable. The Borrower shall have no obligation to make a payment under this Section to a Secured Party unless such Secured Party shall have notified the Borrower of its demand therefor within 60 days of the date on which such Secured Party has obtained final internal financial statements with respect to the Fiscal Quarter of such Secured Party as to which such additional amount or amounts are being claimed.

      SECTION 4.6. Taxes. The Borrower covenants and agrees as follows with respect to Taxes.

            (a) Any and all payments by the Borrower under this Agreement and each other Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are required by law to be deducted or withheld from any payment required to be made by the Borrower to or on behalf of any Secured Party under any Loan Document, then:

                  (i) subject to clause (f), if such Taxes are Non-Excluded
            Taxes, the amount of such payment shall be increased as may be necessary such that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for herein or in such other Loan Document; and

                  (ii) the Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

            (b) In addition, the Borrower shall pay any and all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

            (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

            (d) Subject to clause (f), the Borrower shall indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Secured Party (whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority). Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided, however, that no Secured Party shall be under any obligation to provide any such notice to the Borrower). In addition, the Borrower shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor. The Borrower acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

            (e) Each Non-U.S. Lender, on or prior to the date on which such Non-U.S. Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such Non-U.S. Lender is legally entitled to do
      so), shall deliver to the Borrower and the Administrative Agent either

                  (i) two duly completed copies of either (x) Internal Revenue
            Service Form W-8BEN or (y) Internal Revenue Service Form W-8ECI, or in any such case an applicable successor form; or

                  (ii) in the case of a Non-U.S. Lender that is not legally
            entitled to deliver either form listed in clause (e)(i), (x) a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of
            Section 881(c)(3)(C) of the Code (such certificate, an "Exemption Certificate") and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or applicable successor form.

            (f) The Borrower shall not be obligated to gross up any payments to any Lender pursuant to clause (a)(i), or to indemnify any Lender pursuant to clause (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrower the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to clause (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that the Borrower shall be obligated to gross up any payments to any such Lender pursuant to clause (a)(i), and to indemnify any such Lender pursuant to clause (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date hereof, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender's lending office was made at the request of the Borrower or (iii) the obligation to gross up payments to any such Lender pursuant to clause (a)(i) or to indemnify any such Lender pursuant to clause (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrower.

      SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to this Agreement or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Secured Parties entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

      SECTION 4.8. Sharing of Payments. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of Section 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured

Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party's ratable share (according to the proportion of

            (a) the amount of such selling Secured Party's required repayment to the purchasing Secured Party to

            (b) total amount so recovered from the purchasing Secured Party)

of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. The Borrower agrees that any Secured Party so purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

      SECTION 4.9. Setoff. Each Secured Party shall, upon the occurrence and during the continuance of any Default described in clauses (a) through (d) of
Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Secured Party agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

      SECTION 4.10. Change of Lending Office. Each Lender agrees that if it makes any demand for payment under Sections 4.3, 4.5 or 4.6, or if any introduction or change of the type described in Section 4.1 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in good faith in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 4.3, 4.5 or 4.6, or would eliminate or reduce the effect of any introduction or change described in Section 4.1.

      SECTION 4.11. Replacement of Lenders. If any Lender (an "Affected Lender") makes a demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6 (and the payment of such amounts are more onerous in the reasonable judgment of the Borrower than with respect to the other Lenders), or gives notice pursuant to Section 4.1 requiring a conversion of such Affected Lender's LIBO Rate Loans to Base Rate Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, LIBO Rate Loans, the Borrower may, within 30 days of receipt by the Borrower of such demand or notice, as the case may be, give notice (a "Substitution Notice") in writing to such Affected Lender, the Administrative Agent and, in the case such Affected Lender has a Revolving Loan Commitment, the Issuer of its intention to replace such Affected Lender with an Eligible Assignee (a "Substitute Lender") designated in such Substitution Notice; provided, however, that no Substitution Notice may be given by the Borrower and no such replacement may occur if (i) such replacement conflicts or would conflict with any applicable law or regulation, (ii) unless the Administrative Agent otherwise consents, any Event of Default shall have occurred and be continuing at the time of the giving of such notice or the time of such replacement or (iii) prior to the giving of such notice or the time of any such replacement, such Lender shall have taken any necessary action under Section 4.3, 4.5 or 4.6 (if applicable) so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.3, 4.5 or 4.6. If the Administrative Agent shall, in the exercise of its reasonable discretion and within five Business Days of its receipt of such Substitution Notice, notify the Borrower and such Affected Lender in writing that the Substitute Lender is satisfactory to the Administrative Agent and, in the case such Affected Lender has a Revolving Loan Commitment, the Issuer (each such consent not being required where the Substitute Lender is already a Lender), then such Affected Lender shall, subject to the payment of any amounts due to the Affected Lender pursuant to Section 4.4, assign, in accordance with
Section 10.11.1, all of its Commitments, Credit-Linked Deposits, Loans, Notes (if any) and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, if applicable) to such Substitute Lender; provided, however, that (i) such assignment shall be without recourse, representation or warranty (other than that such affected Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and shall be on terms and conditions substantially similar to the terms set forth in the form of Lender Assignment Agreement attached hereto, (ii) the purchase price paid by such Substitute Lender shall be in the amount of such Affected Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6, which amounts shall be paid by the Borrower as a condition to such assignment), owing to such Affected Lender hereunder and (iii) the Borrower shall pay to the Affected Lender and the Administrative Agent to the extent so requested all reasonable out-of-pocket expenses incurred by the Affected Lender and the Administrative Agent in connection with such assignment and assumption (including the processing fees described in Section 10.11.1). Upon the effective date of an assignment described above, the Substitute Lender shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

      SECTION 4.12. Existing Letters of Credit. Each Existing Letter of Credit shall be deemed to be a Letter of Credit issued hereunder.

                                   ARTICLE V
                         CONDITIONS TO CREDIT EXTENSIONS

      SECTION 5.1. Initial Credit Extension. The obligations of the Lenders and, if applicable, the Issuer to fund the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1 (the date on which such conditions precedent are satisfied or waived by the Lenders being herein referred to as the "Closing Date").

      SECTION 5.1.1. Resolutions, etc. The Administrative Agent shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate, as well as certificate(s) of qualification to do business in each foreign jurisdiction in which such Obligor conducts material operations, dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated the Closing Date with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

            (a) resolutions of each such Person's Board of Directors (or other managing body, in the case of any Person that is not a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transaction applicable to such Person and the execution, delivery and performance of this Agreement, each other Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

            (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to this Agreement and each other Loan Document to be executed by such Person; and

            (c) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

      SECTION 5.1.2. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, the Closing Date Certificate, dated as of the Closing Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct in each case, in all material respects. All documents and agreements required to be appended to the Closing Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

      SECTION 5.1.3. Delivery of Notes. The Administrative Agent shall have received for the account of each Lender that has requested a Note, such Lender's Notes duly executed and delivered by an Authorized Officer of the Borrower.

      SECTION 5.1.4. Payment of Outstanding Indebtedness, etc. All Indebtedness with respect to the Existing Credit Facility, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness shall have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

      SECTION 5.1.5. Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections
3.3 and 10.3, if then invoiced by the Administrative Agent.

      SECTION 5.1.6. Financial Information, etc. The Administrative Agent shall have received, with copies for each Lender,

            (a) (i) the audited consolidated balance sheet and related audited consolidated statements of income and cash flow of the Borrower and its Subsidiaries for the 2003 Fiscal Year and (ii) the unaudited interim consolidated balance sheet and related unaudited consolidated statements of income and cash flow for the first Fiscal Quarter of the 2004 Fiscal Year;

            (b) a pro forma consolidated balance sheet of the Borrower and its Subsidiaries, as of the Closing Date (the "Pro Forma Balance Sheet"), certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to all aspects of the Transaction that have been consummated on or prior to such date, which balance sheet shall be reasonably satisfactory to the Administrative Agent and the Lenders; and

            (c) projected seven-year financial information regarding the Borrower and its Subsidiaries, in form and substance satisfactory to the Administrative Agent.

      SECTION 5.1.7. Compliance Certificate. The Administrative Agent shall have received, with counterparts for each Lender, an initial Compliance Certificate on a pro forma basis (as if (i) Credit Extensions to be made on the Closing Date had been made as of June 30, 2004 and (ii) the aspects of the Transaction that have been consummated on or prior to the Closing Date had been consummated as of June 30, 2004, and as to such items therein as the Administrative Agent and the Lenders reasonably request, dated as of the Closing Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief executive, financial or accounting Authorized Officer of the Borrower.

      SECTION 5.1.8. Due Diligence by Mining Consultant. The Administrative Agent shall have received and be satisfied with (i) the report of the Mining Consultant with respect to the Facilities, including with respect to the Borrower's actual and projected capital expenditures, operating costs, mine development schedules, proven reserves and production volume for both the Nye Mine and the East Boulder Mine and (ii) the report of Behre Dolbear & Company, Inc. (the "Behre Dolbear Report"), dated June 2004 with respect to the proven and probable reserves of the Nye Mine and the East Boulder Mine as of December 31, 2003.

      SECTION 5.1.9. Mine Plans. The Administrative Agent, the Mining Consultant and the Lenders shall be reasonably satisfied with the Borrower's Mine Plans for the Nye Mine and the East Boulder Mine.

      SECTION 5.1.10. Solvency, etc. The Administrative Agent shall have received, with counterparts for each Lender, a certificate duly executed and delivered by the chief financial or principal accounting Authorized Officer of the Borrower, dated as of the Closing Date, in the form of Exhibit M attached hereto.

      SECTION 5.1.11. Security Agreements. The Administrative Agent shall have received, with counterparts for each Lender, executed counterparts of the Borrower Security Agreement dated as of the date hereof, duly executed and delivered by an Authorized Officer of the Borrower and, in the event the Borrower has any Subsidiaries, executed counterparts of each Subsidiary Security Agreement dated as of the date hereof, duly executed and delivered by an Authorized Officer of each such Subsidiary, together with

            (a) Uniform Commercial Code financing statements (Form UCC-1), naming the Borrower and each such Subsidiary (if any) as a debtor and the Administrative Agent, on behalf of the Secured Parties, as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to such Security Agreement;

            (b) the applicable Perfection Certificate (as defined in such Security Agreement);

            (c) proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (except for Permitted Liens) of any Person

                  (i) in any collateral described in any Security Agreement
            previously granted to any Person, and

                  (ii) securing any of the Indebtedness in respect to the
            Existing Credit Facility,

      together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligors;

            (d) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Borrower and each Subsidiary (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements (none of which shall cover any collateral described in any Security Agreement except for Permitted Liens);

            (e) (i) all applicable Counterparty Notices required to be delivered pursuant to Sections 3.6 and 4.10(i) of a Security Agreement and Sections
      2.10 and 3.3(c) of a

      Mortgage (to the extent such notices may be obtained by the Borrower with the exercise of its commercially reasonable efforts) and (ii) all landlord lien notices with respect to each lessor of premises leased to the Borrower or any Subsidiary after the date of this Agreement with respect to the assets of the Borrower or any Subsidiary located on such premises;

            (f) in the event the Borrower has any Subsidiaries, certificates evidencing all of the issued and outstanding shares of Capital Stock owned by the Borrower in each such Subsidiary or owned by any other Subsidiary, which certificates shall be accompanied by undated stock powers duly executed in blank; and

            (g) all Pledged Notes (as defined in the Borrower Security Agreement and the Subsidiary Security Agreement, as applicable), if any, evidencing Indebtedness payable to the Borrower or to any Subsidiary duly endorsed to the order of the Administrative Agent, together with Uniform Commercial Code Financing Statements (or similar instruments) in respect of such Pledged Notes executed by the Borrower or a Guarantor to be filed in such jurisdictions as the Administrative Agent may reasonably request.

The Administrative Agent and its counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest; and (ii) no Lien exists on any of the collateral described above other than Permitted Liens and the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

      SECTION 5.1.12. Patent Security Agreement, Copyright Security Agreement and Trademark Security Agreement. The Administrative Agent shall have received the Patent Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, as applicable, each dated as of the date of the initial Credit Extension, duly executed and delivered by each Obligor that has delivered a Security Agreement.

      SECTION 5.1.13. Mortgage. The Administrative Agent shall have received counterparts of each Mortgage, dated as of the date hereof, duly executed by the Borrower, together with

            (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create a valid, perfected first priority Lien against the properties purported to be covered thereby;

            (b) (i) mortgagee's title insurance policies with respect to property purported to be covered by each Mortgage (except patented and unpatented mining and millsite claims) in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Lenders, insuring that title to such property is marketable and that the interests created by each Mortgage constitute valid, perfected first priority Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a survey reading, and, if required by the Administrative Agent and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon, and (ii) the Title Opinions to be provided pursuant to Section 5.1.17(b) with respect to patented mining claims and Key Unpatented Claims purported to be covered by each Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties addressed to the Administrative Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent;

            (c) Uniform Commercial Code Financing Statements related to the security interests created by each Mortgage, together with evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such financing statements in the appropriate offices and records as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create valid, perfected first priority Liens against the improvements purported to be covered thereby; and

            (d) such other approvals, opinions or documents as the Administrative Agent may reasonably request, including a current survey (or, in the case of property in respect of a Mine, the most recently completed mineral survey) of each property purported to be covered by a Mortgage in form and substance satisfactory to the Administrative Agent and the title insurer.

      SECTION 5.1.14. Subsidiary Guaranty. In the event the Borrower has any Subsidiaries, the Administrative Agent shall have received, with counterparts for each Lender, a Subsidiary Guaranty for the benefit of the Secured Parties, dated as of the date hereof, duly executed and delivered by each such Subsidiary.

      SECTION 5.1.15. Insurance. The Administrative Agent shall have received, with copies for each Lender, (a) certified copies of the insurance policies from one or more insurance companies, or binders in respect thereof certified by the Borrower's insurance broker, Hilb, Rogal and Hobbs, satisfactory to the Administrative Agent, evidencing coverage required to be maintained as of the Closing Date pursuant to Section 7.1.4 and each Loan Document, (b) a certificate from such insurance broker, certifying that all insurance required pursuant to this Agreement to be maintained by the Borrower or the contracting parties described in clauses (b) and (c) of Section 7.1.4 is in full force and effect with no default by the Borrower, is (to the knowledge of such broker) fully paid and is not subject to cancellation without prior written notice to the Administrative Agent, and (c) a report from such insurance broker that concludes that the Borrower maintains insurance with financially sound and reputable insurance companies with respect to property and risks of a character usually maintained by Persons of comparable size engaged in the same or similar business and similarly situated and against loss, damage and liability of the kinds and in the amounts customarily maintained by such Persons.

      SECTION 5.1.16. Consents. To the extent requested by the Administrative Agent, the Administrative Agent shall have received copies of governmental and third party authorizations, approvals, permits or consents described in Section 6.3.

      SECTION 5.1.17. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from

            (a) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Obligors, substantially in the form of Exhibit N-1 hereto;

            (b) Davis, Graham & Stubbs LLP, special counsel to the Borrower, as to the title of the Borrower to the patented mining claims and Key Unpatented Claims described in Section 5.1.13(b)(ii), substantially in the form of Exhibit N-2 hereto (the "Title Opinions"); and

            (c) Holland & Hart, Montana counsel to the Obligors, substantially in the form of Exhibit N-3 hereto.

      SECTION 5.1.18. Consents and Acknowledgements. The Administrative Agent has received from the Borrower (a) the letter from the Borrower to Newmont Capital Limited, successor-in-interest to Franco-Nevada Mining Corporation ("Newmont") executed by Newmont whereby Newmont consents to, among other things, the execution and delivery of the Mortgage and the assignment of the Claims (as defined in such letter) by the Borrower to the Administrative Agent pursuant to the Mortgage as security for the Obligations and (b) the letter from the Borrower to William G. Mouat, Shirley M. Mouat, Fort Stockton Investments, Inc. and Mouat Nickel Mines, Inc. (collectively, the "Mouats") executed by the Mouats pursuant to which the Mouats consent to, among other things, the execution and delivery of the Mortgage and the assignment the Claims (as defined in such letter) by the Borrower to the Administrative Agent pursuant to the Mortgage as security for the Obligations. The Administrative Agent shall have received evidence satisfactory to it that the Borrower has delivered to each refiner, warehouseman and Specified Assigned Agreement Counterparty (as such term is defined in the Mortgage) a Counterparty Notice and that Borrower has used all commercially reasonable efforts to receive an executed acknowledgement of such Counterparty Notice from each such Person.

      SECTION 5.1.19. Supply Contract Counterparty Notices. The Administrative Agent shall have received evidence satisfactory to it that the Borrower has delivered to each Material Supply Contract Counterparty and Additional Supply Contract Counterparty a Supply Contract Counterparty Notice and that the Borrower has used its reasonable best efforts to receive an executed acknowledgement of such Supply Contract Counterparty Notice from such Material Supply Contract Counterparty and Additional Supply Contract Counterparty.

      SECTION 5.1.20. Credit-Linked Revolving Loan Lenders. Except to the extent waived by the Issuer, each Credit-Linked Revolving Loan Lender (if any) shall have deposited cash into the Credit-Linked Deposit Account in an amount equal to such Credit-Linked Revolving Loan Lender's RL Percentage of the aggregate Stated Amount of the Existing Letters of Credit.

      SECTION 5.1.21. Rating of Loans. The Loans shall have been assigned a preliminary rating of at least BB by S&P and Ba3 by Moody's.

      SECTION 5.1.22. Norilsk Palladium Depository Arrangement. The Administrative Agent shall have received documentation, in form and substance reasonably satisfactory to the

Administrative Agent, that the Norilsk Palladium is being held by JPMorgan Chase Bank pursuant to an arrangement that would satisfy the Borrower's obligations under Section 7.1.17.

      SECTION 5.1.23. Information pursuant to Terrorism Laws. The Borrower shall have supplied the Lenders and the Administrative Agent with all information required by Section 326 of the Patriot Act (as set forth in Section 10.16 hereof) or necessary for the Administrative Agent or any Lender to verify the identity of such Borrower as required by Section 326 of the Patriot Act.

      SECTION 5.2. All Credit Extensions. The obligation of each Lender and each Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.2.

      SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

            (a) the representations and warranties set forth in Article VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

            (b) no Default shall have then occurred and be continuing.

      SECTION 5.2.2. Credit Extension Request, etc. Subject to Section 2.3.1, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested, extended or increased. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension (including any Letter of Credit or modification thereto) shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds or benefits thereof) the statements made in Section 5.2.1 are true and correct in all material respects.

      SECTION 5.2.3. Letters of Credit. Except to the extent waived by the Issuer, prior to the issuance of any Letter of Credit or the increase of the Stated Amount of any existing Letter of Credit, each Credit-Linked Revolving Loan Lender (if any) shall have deposited cash into the Credit-Linked Deposit Account in an amount equal to such Credit-Linked Revolving Loan Lender's RL Percentage of the Stated Amount of such Letter of Credit or the increase of the Stated Amount of such existing Letter of Credit, as the case may be.

      SECTION 5.2.4. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request. Delivery of a photocopy of an executed counterpart of a signature page to any Loan Document (other than a Note) shall be effective as delivery of an original executed counterpart.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants to each Secured Party as set forth in this Article.

      SECTION 6.1. Organization, etc. The Borrower and each of its Subsidiaries is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

      SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Agreement and each other Loan Document executed or to be executed by it, the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, the Borrower's and each such other Obligor's participation in the consummation of all aspects of the Transaction, and the execution, delivery and performance by the Borrower or (if applicable) any Obligor of the agreements executed and delivered in connection with the Transaction are in each case within each such Person's powers, have been duly authorized by all necessary action, and do not

            (a) contravene any such Person's Organic Documents;

            (b) contravene any contractual restriction binding on or affecting any such Person;

            (c) contravene (i) any court decree or order binding on or affecting any such Person or (ii) any law or governmental regulation binding on or affecting any such Person; or

            (d) result in, or require the creation or imposition of, any Lien on any of such Person's properties (except as permitted by this Agreement).

      SECTION 6.3. Government Approval, Regulation, Compliance with Laws, etc.
(a) The Borrower has received, has timely applied for renewals of, or has the benefit of all governmental and third party authorizations, approvals, licenses, permits or consents (including those related to environmental matters) which are necessary or advisable: (i) for the execution, delivery and performance by the Borrower of the Loan Documents; (ii) to operate the Nye Mine and the East Boulder Mine at a production capacity of 2800 and 1650 tons of ore, respectively, per day, or such higher production capacity as may be reflected from time to time in the applicable Mine Plans (and to conduct such construction as may be necessary to achieve such production levels); and (iii) in order to continue operations of the Borrower and its Subsidiaries. All such authorizations, approvals, licenses, permits and consents have been duly issued to and held by the Borrower and are in valid and good standing and in full force and effect, free of any material violation thereof, and all applicable waiting periods have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transaction or the financing thereof.

      (b) Other than the authorizations, approvals and consents described in
Section 6.3(a) above, no other authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the consummation of the Transaction or the due execution, delivery or performance by the Borrower or any other Obligor of any Loan Document to which it is a party, or for the due execution, delivery and/or performance of Transaction Documents, in each case by the parties thereto or the consummation of the Transaction. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended

      (c) The Borrower and each of its Subsidiaries are in compliance with (in all material respects) all laws, rules, regulations and orders applicable to the conduct of its businesses or the ownership of its properties.

      SECTION 6.4. Validity, etc. Each Loan Document required to be executed by the Borrower has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms; and each Loan Document required to be executed by each other Obligor (if any) has been duly executed and delivered by such Obligor and constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

      SECTION 6.5. Financial Information. The financial statements of the Borrower and its Subsidiaries furnished to the Administrative Agent and each Lender pursuant to Section 5.1.6 have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of each of the Borrower and its Subsidiaries furnished pursuant to
Section 7.1.1 have been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

      SECTION 6.6. No Material Adverse Change. There has been no material adverse change in the business, assets, financial condition, operations or prospects of the Borrower or any of its Subsidiaries since December 31, 2003.

      SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrower or its Subsidiaries, threatened litigation, action, proceeding or labor controversy

            (a) except as disclosed in Item 6.7 of the Disclosure Schedule, affecting the Borrower any of its Subsidiaries or any other Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, and no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed in Item 6.7 which could reasonably be expected to have a Material Adverse Effect; or

            (b) which purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document, the Transaction Documents or the Transaction.

      SECTION 6.8. Subsidiaries. The Borrower has no Subsidiaries, except those Subsidiaries which are permitted to have been organized or acquired in accordance with Section 7.2.5 or 7.2.10.

      SECTION 6.9. Ownership of Properties. (a) The Borrower and each of its Subsidiaries owns (i) in the case of owned real property (other than unpatented mining and millsite claims), good and marketable fee title to, and (ii) in the case of owned personal property, good and valid title to, or in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Permitted Liens.

      (b) (i) Subject to the paramount title of the United States, the matters described in Item 6.9(b) of the Disclosure Schedule, the existence of overlaps between unpatented and patented mining and millsite claims and the rights of the United States and third parties to use the surface of unpatented mining and millsite claims under applicable laws, so long as such overlaps and rights do not interfere with the Borrower's use or development of such unpatented mining and millsite claims, (A) all unpatented mining and millsite claims material to the development and completion of any Mine or otherwise material to the Borrower (including the unpatented mining and millsite claims described in the legal opinion referred to in clause (b) of Section 5.1.17) (the "Key Unpatented Claims") have been properly located and monumented; (B) location notices and certificates have been properly posted and properly filed and recorded for each of the Key Unpatented Claims, including in the official records of the county in which such Key Unpatented Claim is situated and the authorized office of the Bureau of Land Management in accordance with applicable law (and all fees and charges payable in respect thereof have been properly and timely paid); (C) all filings and recordings required to maintain the Key Unpatented Claims in good standing through the date that this representation and warranty is being made, including evidence of proper performance of annual assessment work or payment of required claim maintenance fees, have been timely and properly made in all appropriate governmental offices; (D) assessment work, performed reasonably and in good faith in accordance with accepted industry practice, has been performed through the assessment year ending on September 1, 1992; and (E) all required annual claim maintenance fees and other payments necessary to maintain the Key Unpatented Claims through the assessment year ending on the immediately succeeding September 1 in accordance with applicable law have been timely and properly made (and all affidavits and other filings required by applicable state law for each such assessment year have been properly and timely made).

                  (i) Subject to the paramount title of the United States, the matters described in Item 6.9(b) of the Disclosure Schedule, the existence of overlaps between unpatented and patented mining and millsite claims and the rights of the United States and third parties to use the surface of unpatented mining and millsite claims under applicable laws, so long as such overlaps and rights do not interfere with the Borrower's use or development of such unpatented mining and millsite claims, to the Borrower's knowledge (A) all unpatented mining and millsite claims other than the Key Unpatented Claims (the "Additional Claims") have been properly located and monumented; (B) location notices and certificates have been properly posted and properly filed and recorded for each of the Additional Claims, including in the official records of the county in which such Additional Claim is situated and the authorized office of the Bureau of Land Management in accordance with applicable law (and all fees and charges payable in respect thereof have been properly and timely paid); (C) all filings and recordings required to maintain the Additional Claims in good standing through the date that this representation and warranty is being made, including evidence of proper performance of annual assessment work or payment of required claim maintenance fees, have been timely and properly made in all appropriate governmental offices; (D) assessment work, performed reasonably and in good faith in accordance with accepted industry practice, has been performed through the assessment year ending on September 1, 1992; and (E) all required annual claim maintenance fees and other payments necessary to maintain the Additional Claims through the assessment year ending on the immediately succeeding September 1 in accordance with applicable law have been timely and properly made (and all affidavits and other filings required by applicable state law for each such assessment year have been properly and timely made).

                  (ii) The foregoing representations in this subsection (b) do not include any representations concerning the existence of a discovery of valuable minerals within the boundaries of any individual Key Unpatented Claim or Additional Claim, provided that it is acknowledged and agreed by the Borrower that this subsection
            (b)(iii) does not qualify or limit in any way the representations and warranties set forth in Section 6.13.

            (c) The Excluded Real Property does not include any Key Unpatented Claims, any interest in either Mine or any right described in Section 6.17 or any other interest material to, or necessary for operation of, the Facilities consistent with the Mine Plans.

            (d) The real property listed in Item 6.9(d) of the Disclosure Schedule constitutes, as of the Closing Date, all of the real property owned or leased by the Borrower and each of its Subsidiaries as of the Closing Date. The Borrower enjoys peaceful and undisturbed possession under all such leases. All of such leases are valid and subsisting and no material default by the Borrower exists under any of such leases.

      SECTION 6.10. Taxes. The Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be due and owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      SECTION 6.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

      SECTION 6.12. Environmental Warranties. Except as set forth in Item 6.12 of the Disclosure Schedule (none of which items disclosed therein, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect):

            (a) all facilities and property owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

            (b) there are no pending or threatened claims, complaints, notices, inquiries or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of, or potential liability under, any Environmental Law which could reasonably be expected to result in liability for the Borrower and its Subsidiaries in an aggregate amount exceeding $5,000,000;

            (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries (including Releases of Hazardous Materials into underlying groundwater) that have, or could reasonably be expected to have, a Material Adverse Effect;

            (d) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or, to the Borrower's knowledge, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on any similar state lists of sites requiring investigation or clean-up of Hazardous Materials (such as the Superfund Site Tracking System pursuant to the Montana Comprehensive Environmental Cleanup and Responsibility Act) or on any state or federal lists of sites with leaking underground storage tanks ("LUSTs");

            (e) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

            (f) neither the Borrower nor any Subsidiary has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or, to the Borrower's knowledge, proposed for listing on the National Priorities List pursuant to CERCLA or on any similar state lists of sites requiring investigation or clean-up of Hazardous Materials (such as the Superfund Site Tracking System pursuant to the Montana Comprehensive Environmental Cleanup and Responsibility Act) which could reasonably result in a liability for the Borrower or any Subsidiary in an aggregate amount exceeding $5,000,000;

            (g) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

            (h) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law (excluding any liability covered by a reclamation bond or letter of credit issued in lieu of a reclamation bond) exceeding $5,000,000.

      SECTION 6.13. Accuracy of Information. None of the factual information heretofore or contemporaneously furnished in writing to or for the benefit of any Secured Party (including information furnished to the Mining Consultant) by or on behalf of the Borrower or any other Obligor for purposes of or in connection with this Agreement or any transaction contemplated hereby (including the Transaction), contains any untrue statement of a material fact, and no other factual information hereafter furnished in writing in connection with this Agreement or any other Loan Document by the Borrower or any other Obligor to or for the benefit of any Secured Party (including information furnished to the Mining Consultant) will contain any untrue statement of a material fact on the date as of which such information is dated or certified or, if the information so certified speaks as of another date, as of such date, and, as of the date of the execution and delivery of this Agreement by the Secured Parties, the factual information delivered prior to the date of execution and delivery of this Agreement does not, and the factual information hereafter furnished shall not on the date as of which such information is dated or certified or, if the information so certified speaks as of another date, as of such date, omit to state any material fact necessary to make any such information not misleading, in each case, in light of the circumstances in which such information was provided; provided that all of such information is to be viewed in conjunction with the reports, statements, schedules and registration statements included in filings made by the Borrower with the SEC prior to the delivery of such information, including disclosures made pursuant to the Private Securities Litigation Reform Act of 1995 to the extent provided to the Secured Parties. In furtherance, and not in limitation, of the preceding sentence, all projections and estimates contained in any Mine Plan have been prepared in good faith and based on reasonable assumptions, and all projections and estimates hereafter furnished pursuant to the terms of this Agreement shall be prepared in good faith and based, as of the date so prepared, on reasonable assumptions; provided that all of such information, projections and estimates are to be viewed in conjunction with the reports, statements, schedules and registration statements included in filings made by the Borrower with the SEC prior to the delivery of such information, projections and estimates, including disclosures made pursuant to the Private Securities Litigation Reform Act of 1995 to the extent provided to the Secured Parties; provided further, it being recognized by the Administrative Agent and the Lenders that projected or estimated information is not to be viewed as fact and that actual results may differ from such projected or estimated results set forth therein by a material amount.

      SECTION 6.14. Regulations U and X. No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

      SECTION 6.15. Good Neighbor Agreement. The Borrower is in full compliance with the terms and provisions of the Good Neighbor Agreement, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

      SECTION 6.16. Status of Obligations as Senior Indebtedness, etc. The subordination provisions of the Subordinated Debt, if any, contained in the Subordinated Debt Documents are enforceable against the holders of the Subordinated Debt by the holder of any "Senior Debt" or similar term referring to the Obligations (as defined in the relevant Subordinated Debt Documents). All Obligations, including those to pay principal of and interest (including post-petition interest, whether or not allowed as a claim under bankruptcy or similar laws) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Debt" and "Designated Senior Debt" or similar terms relating to the Obligations (as defined in the relevant Subordinated Debt Documents) and all such Obligations are entitled to the benefits of the subordination created by the Subordinated Debt Documents. The Borrower acknowledges that the Administrative Agent, each Lender and each Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of the Subordinated Debt Documents.

      SECTION 6.17. Mining Rights. The Borrower has acquired all Mining Rights which are required in connection with the operation of the Facilities consistent in all material respects with the Mine Plans and has obtained such other surface and other rights as are necessary for access rights, water rights, plant sites, tailings disposal, waste dumps, ore dumps, abandoned heaps or ancillary facilities which are required in connection with the operation of the Facilities consistent in all material respects with the Mine Plans (other than, in each case, those permits pertaining to future operations that are to be obtained in the ordinary course of business and as to which the Borrower has no reason to believe will not be so obtained). All such Mining Rights and other rights are sufficient in scope and substance for the operation of the Facilities consistent in all material respects with the Mine Plans and no part of the purchase price payable in connection with the acquisition of such Mining Rights and other rights (other than royalty payments, if any, described in Item 6.17 of Disclosure Schedule) remains unpaid. All fixtures, equipment, facilities and improvements necessary for (i) the efficient and proper operation of the Nye Mine (consistent in all material respects with the Mine Plan with respect to the Nye Mine and the Approvals (as defined in the Mortgage dated as of the date thereof) relating thereto), (ii) the efficient and proper operation of the East Boulder Mine (consistent in all material respects with the Mine Plan with respect to the East Boulder Mine and the Approvals (as defined in the Mortgage dated as of the date hereof) relating thereto) and (iii) the efficient and proper operation of the Borrower's smelter and refinery located in Columbus, Montana are either located on lands encumbered by such Mortgage or will be located on lands encumbered by such Mortgage. The Borrower has all the Mining Rights necessary to mine the Proven Reserves and Probable Reserves reported in that certain due diligence audit dated as of June 18, 2004 prepared by the Mining Consultant and delivered to the Borrower and the Secured Parties prior to the date hereof (the "Pincock Allen Report") and/or in the Behre Dolbear Report (as defined in Section 5.1.8) or in the most recent update of the Borrower's Proven Reserves and Probable Reserves furnished in accordance with clause (k) of Section 7.1.1; all such Proven Reserves and Probable Reserves are located on or under lands to which such Mining Rights relate; a Mortgage encumbers and grants a Lien to the Administrative Agent, for the benefit of the Secured Parties, in all such Mining Rights; and all facilities and improvements (whether now existing or hereafter created or acquired) described or otherwise necessary for conducting the operations consistent in all material respects with the Mine Plans are or, in the case hereafter created or acquired, will be located entirely on real property as to which the representations and warranties set forth in Section 6.9 are true and correct and as to which the Administrative Agent, for the benefit of the Secured Parties, has been granted a Lien pursuant to a Mortgage.

      SECTION 6.18. Technology. The Borrower owns or has the right to use all technology and processes required to operate the Mines consistent in all material respects with the Mine Plans. There are no material license agreements granting the Borrower or any other Person rights in any patented process or the right to use technical or secret know-how that are required for the operation of the Mines.

      SECTION 6.19. Supply Contracts. The Borrower is in material compliance with the terms and provisions of each Material Supply Contract and Additional Supply Contract.

      SECTION 6.20. Labor Matters. (a) Neither the Borrower nor any Subsidiary is a party to any labor dispute and there are no strikes or walkouts relating to any labor contracts to which the Borrower or any of its Subsidiaries is a party or is otherwise subject; (b) there is no unfair labor practice complaint pending against the Borrower or any Subsidiary or, to the knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board that is reasonably likely to have a Material Adverse Effect; (c) there is no grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement pending against the Borrower or any Subsidiary or, to the knowledge of the Borrower, threatened against any of them that is reasonably likely to have a Material Adverse Effect; (d) no slowdown or stoppage is pending against the Borrower or any Subsidiary, or to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary, that is reasonably likely to have a Material Adverse Effect; (e) neither the Borrower nor any Subsidiary is engaged in any unfair labor practice that is likely to have a Material Adverse Effect; and (f) except as set forth in Item 6.20 of the Disclosure Schedule (none of which items disclosed therein, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect), there are no pending or threatened claims, complaints, notices, inquiries or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of, or potential liability under, any law relating to employee health and safety (including the Occupational Safety and Health Act, 29 U.S.C.A. Section 651 et. seq. and the Federal Mine Safety and Health Act, 30 U.S.C.A. Section 801 et. seq.) which could reasonably be expected to result in liability for the Borrower and its Subsidiaries in an aggregate amount exceeding $5,000,000 (exclusive of amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover) or which could reasonably be expected to result in a Material Adverse Effect.

      SECTION 6.21. Utilities. All utility services necessary for the operation of the Facilities as contemplated by the Mine Plans (including electrical and water supply) are available to the Facilities and the Borrower has entered into agreements on commercially reasonable terms for the providing of such services.

      SECTION 6.22. Solvency. Each of the Borrower and each Guarantor has (a) assets which have a present fair saleable value greater on a going-concern basis than its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities), (b) has sufficient cash flow to enable it to pay its debts as they mature and (c) does not have unreasonably small capital.

                                  ARTICLE VII
                                   COVENANTS

      SECTION 7.1. Affirmative Covenants. The Borrower agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, the Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

      SECTION 7.1.1. Financial Information, Reports, Notices, etc. The Borrower will furnish or cause to be furnished to the Administrative Agent (with sufficient copies for each Lender) copies of the following financial statements, reports, notices and information:

            (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower;

            (b) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries, and the related consolidated statements of income and cash flow of the

      Borrower and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by KPMG LLP (or Deloitte & Touche, Ernst & Young, Price Waterhouse Coopers or any accounting firm resulting from the merger or combination of any of the foregoing), which shall include a calculation of Excess Cash Flow and of the financial covenants set forth in Section 7.2.4 and stating that, in performing the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Event of Default;

            (c) concurrently with the delivery of the financial information pursuant to clauses (a) and (b), (i) a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Borrower, showing compliance with the financial covenants set forth in Section 7.2.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Borrower or such Obligor has taken or proposes to take with respect thereto) and (ii) a summary with respect to the Fiscal Quarter as to which such Compliance Certificate is being delivered of (A) the ounces of palladium and platinum sold under each Material Supply Contract and all Supply Contracts in the aggregate, (B) with respect to ounces sold under Material Supply Contracts, the prices at which such ounces were sold, and with respect to ounces sold under other Supply Contracts, the highest and lowest prices at which such ounces were sold and (C) the Borrower's position under Hedging Agreements to which it is a party;

            (d) as soon as possible and in any event within three days after the Borrower or any other Obligor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower or such Obligor has taken and proposes to take with respect thereto;

            (e) as soon as possible and in any event within three days after the Borrower or any other Obligor obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Item 6.7 of the Disclosure Schedule or in the Title Opinions or (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7 or in the Title Opinions, notice thereof and, to the extent the Administrative Agent requests, copies of all documentation relating thereto;

            (f) promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange;

            (g) promptly upon becoming aware of (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any Obligor of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

            (h) promptly following the mailing or receipt of any notice or report delivered under the terms of any Subordinated Debt, copies of such notice or report;

            (i) as soon as available, and in any event within 30 days after the end of each calendar month, a monthly financial and operating report executed by the chief financial or principal accounting Authorized Officer of the Borrower, which report shall include, among other information, a written discussion detailing a comparison of all operating and cost parameters on an actual versus budget basis (it being acknowledged and agreed by the Borrower that the first such monthly report to be delivered in any calendar year shall contain a written discussion detailing a comparison of the operations of the Borrower and its Subsidiaries for the prior calendar year to the Mine Plans in effect during such calendar year);

            (j) as soon as available and, in any event, within 30 days (in the case of capital and operating budgets) and 90 days (in the case of Mine Plans) after the end of each Fiscal Year updated capital and operating budgets and Mine Plans;

            (k) within 15 days of receipt thereof by the Borrower, copies of each update to the Borrower's Proven Reserves and Probable Reserves prepared by a third party acceptable to the Administrative Agent and the Required Lenders (it being acknowledged and agreed by the Administrative Agent and the Lenders that Behre Dolbear & Company, Inc. is an acceptable third party). The initial update pursuant to this clause (k) shall be prepared no later than March 31, 2005 and, following the preparation thereof, at least annually thereafter and shall reflect year-over-year changes, including a reconciliation of actual tons and grade mined compared to projections for the areas mined and an explanation of any changes to the parameters related to the geologic model with respect to such reserves. The Borrower shall continue to report its Proven Reserves and Probable Reserves at each of the Nye Mine and the East Boulder Mine in each of its filings with the SEC on Form 10-K (which reports the Borrower acknowledges shall constitute, for the avoidance of doubt, information furnished to the Lenders for purposes of Section 6.13);

            (l) as soon as available and in any event within 60 days after the end of each Fiscal Year, projected five-year financial information regarding the Borrower and its Subsidiaries, in form and scope reasonably satisfactory to the Administrative Agent;

            (m) notice of any unscheduled shutdowns of the mining and smelting operations of the Borrower and its Subsidiaries which might have a Material Adverse Effect;

            (n) as soon as possible, but in no event later than 10 days after execution and delivery thereof, copies of each Supply Contract not previously delivered to the Administrative Agent;

            (o) annually, not later than fifteen days prior to the expiry of each insurance policy maintained by the Borrower and its Subsidiaries, information confirming the renewal of such policy and a summary of the insurance maintained thereunder, together with a certificate from a representative of the Borrower, with respect to the accuracy and completeness of such information and summary, and, if requested by the Administrative Agent, certificates addressed to the Administrative Agent from the companies issuing such insurance confirming the renewal of and specifying such insurance coverage and the Borrower's compliance with Section 7.1.4;

            (p) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to, or as to compliance with, laws relating to employee health and safety (including the Occupational Safety and Health Act, 29 U.S.C.A. Section 651 et. seq. and the Federal Mine Safety and Health Act, 30 U.S.C.A. Section 801 et. seq.), to the extent conditions described in such claims, complaints, notices and inquiries could reasonably be expected to result in a liability for the Borrower and its Subsidiaries in an aggregate amount exceeding $2,500,000 and shall promptly resolve any material non-compliance with such laws and keep its property free of any Lien imposed by such laws; and

            (q) such other financial and other information as any Lender or Issuer through the Administrative Agent may from time to time reasonably request (including hedging positions (if applicable), environmental assessment/audit reports, and other information and reports in such detail as the Administrative Agent may reasonably request).

      SECTION 7.1.2. Maintenance of Existence; Compliance with Laws, etc. The Borrower will, and will cause each of its Subsidiaries to,

            (a) except as otherwise permitted by Section 7.2.10, preserve and maintain its legal existence; and

            (b) comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent), of all taxes, assessments and governmental charges imposed upon the Borrower or its Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or its Subsidiaries, as applicable.

      SECTION 7.1.3. Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep:

            (a) all its and their ownership, lease, use, license and other interests in the Facilities (including all unpatented and patented mining claims) as are necessary or reasonably advisable for the Borrower to be able to operate the Mines substantially in accordance with sound mining and business practice, in compliance with the Mortgages and in a manner such that the requirements of, and projections contained in, the Mine Plans can reasonably be expected to be achieved in all material respects; and

            (b) its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Borrower and its Subsidiaries may be properly conducted at all times, unless the Borrower or such Subsidiary determines in good faith that the continued maintenance of any such property is no longer economically desirable.

      SECTION 7.1.4. Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by Persons of comparable size engaged in the same or similar business and similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such Persons and shall use its best efforts to ensure that each refiner, processor, warehouseman, transporter or other Person that at any time has possession of any inventory or other assets of the Borrower or its Subsidiaries maintains insurance with financially sound and reputable insurance companies over such inventory or other assets with respect to property and risks of a character usually maintained by Persons of comparable size engaged in the same or similar business and similarly situated against loss, damage and liability of the kinds and in the amounts customarily maintained by such Persons. In any event, the following insurance will be maintained as indicated below.

            (a) Borrower's Insurance. The Borrower will maintain at a minimum (with respect to itself and each of its Subsidiaries):

                  (i) Property, Boiler & Machinery & Business Interruption
            Insurance. Insurance (including loss of use of operating facilities and business interruption insurance) against loss (including loss of profits) and damage covering all of the tangible real and personal property and improvements of the Borrower and each of its Subsidiaries (including tunnel boring machines) by reason of any Insured Peril (as defined below) for an amount not less than $250,000,000, and as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy.

                  (ii) Comprehensive General Liability Insurance, Workers'
            Compensation and/or Umbrella/Excess Insurance. A general liability policy against claims for bodily injury, death or property damage and products and completed operations liability occurring on, in or about the properties owned or operated by the Borrower and its Subsidiaries and workers' compensation insurance and employers' liability insurance covering the Borrower and its Subsidiaries, in amounts and coverages comparable in all respects with insurance carried by responsible owners and operators of businesses similar to those of the Borrower and its Subsidiaries and for property similar in use in the jurisdictions where such properties are located, but in no event less than $20,000,000 inclusive per occurrence and in the aggregate (except in the case of workers' compensation insurance), and such insurance shall contain all standard extensions customary for such policy.

                  (iii) Automobile Liability Insurance for Bodily Injury and
            Property Damage. Insurance against liability for bodily injury and property damage in respect of all vehicles (whether owned, hired or rented by the Borrower or any of its Subsidiaries) at any time located at, or used in connection with, its properties or operations in such amounts as are then customary for vehicles used in connection with similar properties and businesses and to the extent required by law, but in no event less than $1,000,000 combined single limit liability.

                  (b) Third Party Construction Insurance. The Borrower will
            ensure that each Person contracted by the Borrower or any of its Subsidiaries to perform construction or related services with respect to, or to provide equipment with respect to, the Facilities maintains at a minimum the following insurance:

                        (i) Equipment Insurance. Contractors equipment insurance
                  covering equipment and tools, owned, rented or leased, for the full cost of replacement of such equipment on an "all risks" basis.

                        (ii) Comprehensive General Liability Insurance. A
                  general liability policy with limits customary for such Person engaged in such construction or services inclusive per occurrence against claims for bodily injury, death or property damage including loss of use thereof. Coverage shall specifically include, but not be limited to, coverage for damage to property adjacent to the property owned or operated by the Borrower or its Subsidiaries. Such insurance shall contain all standard extensions customary for such policy and a waiver by the insurer of subrogation rights against the Borrower.

                        (iii) Workers' Compensation and Employers' Liability
                  Insurance. Workman's compensation insurance as required under applicable law covering all persons employed by the insured, including, but not limited to, state workers' compensation, and employers' liability insurance with a limit customary for such Person engaged in such construction or services.

                        (iv) Automobile Liability Insurance for Bodily Injury
                  and Property Damage. Insurance against liability for bodily injury and property damage in respect of all vehicles (whether owned, hired or rented by such Person) at any time located at, or used in connection with, the property owned or operated by the Borrower or its Subsidiaries in such amounts as are then customary for vehicles used in connection with similar properties and businesses and to the extent required by law. Such insurance shall contain a waiver by the insurer of subrogation rights against the Borrower.

            (c) Third Party Engineering/Design Insurance. The Borrower will ensure that each Person contracted by the Borrower or any of its Subsidiaries to perform engineering and/or design or related services with respect to the Facilities maintains at a minimum professional liability insurance relating to errors and omissions in an amount not less than that which is customary for a Person performing such services.

All such insurance shall be written by financially responsible companies selected by the Borrower and (except for automobile insurance) having an A.M. Best rating of "A-" or better and being in a financial size category of VII or larger (or an equivalent rating of any successor publication of a similar nature), or by other companies acceptable to the Administrative Agent, and (other than workers' compensation) shall name the Administrative Agent as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional insured as its interests may appear (to the extent covering any other risk). Each policy referred to in this Section 7.1.4 shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' notice to the Administrative Agent and shall also provide that the interests of the Administrative Agent and the Lenders shall not be invalidated by any foreclosure or other proceedings relating to such property. The Borrower will advise the Administrative Agent promptly of any significant policy cancellation (other than any such cancellation in connection with the replacement thereof), reduction or amendment.

      On or before the Closing Date, the Borrower will deliver to the Administrative Agent certificates of insurance satisfactory to the Administrative Agent evidencing the existence of all insurance required to be maintained by the Borrower hereunder setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. The Borrower will not, and will not permit any of its Subsidiaries to, obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 7.1.4 unless the Administrative Agent is, with respect to property loss or damage, a named insured, or otherwise an additional insured thereunder, for the benefit of the Secured Parties, with loss payable as provided herein. The Borrower will immediately notify the Administrative Agent whenever any such separate insurance is obtained and shall deliver to the Administrative Agent the certificates evidencing the same.

      Without limiting the obligations of the Borrower under the foregoing provisions of this Section 7.1.4, in the event the Borrower shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 7.1.4, then the Administrative Agent may (upon notice to the Borrower), but shall have no obligation so to do, procure insurance covering the interests of the Lenders and the Administrative Agent in such amounts and against such risks as the Administrative Agent (or the Required Lenders) shall deem appropriate, and the Borrower shall reimburse the Administrative Agent in respect of any premiums paid by the Administrative Agent in respect thereof.

      For purposes hereof, the term "Insured Peril" shall mean, collectively, all risks (as such term is customarily used in the market for insurance) of physical loss including flood, earthquake and windstorm in the jurisdictions where the properties owned or operated by the Borrower or any of its Subsidiaries are located.

      SECTION 7.1.5. Books and Records; Annual Assessment Meeting. (a) The Borrower will, and will cause each of its Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and permit the Administrative Agent or any of its representatives (including the Mining Consultant), at reasonable times and intervals upon reasonable notice to the Borrower, to inspect any and all of the properties and operations of the Borrower (including the Mines) and to visit each Obligor's offices so long as such inspections are conducted in accordance with U.S. Mine Safety and Health Administration regulations (it being understood that, without limiting the generality of this paragraph, the Mining Consultant shall be permitted to visit and inspect each Mine not less than once every three
(3) month period), to discuss such Obligor's financial matters with its officers and employees and its independent public accountants (and, so long as reasonable notice has been provided to the Borrower, the Borrower hereby authorizes such independent public accountant to discuss the Borrower's and each Obligor's financial matters with the Administrative Agent or its representatives whether or not any representative of the Borrower or such Obligor is present) and to examine (and photocopy extracts from) any of its books and records. The Borrower shall be afforded an opportunity to be present at, or party to, each such inspection, visit and discussion, provided that the right of the Administrative Agent and its representatives to conduct any such inspection, visit or discussion shall not be adversely affected by the Borrower's failure to be so present or to be a party thereto. Unless a Default has occurred and is continuing, the Borrower shall only be required to pay the costs and expenses incurred in connection with the Administrative Agent's exercise of its rights pursuant to this Section with respect to two inspections per calendar year.

      (b) If requested by the Required Lenders or the Administrative Agent, the Borrower shall arrange an annual meeting of the Lenders, at a location to be determined by the Administrative Agent in consultation with the Borrower, pursuant to which meeting the Lenders will be given an opportunity to discuss the operations of the Borrower and its Subsidiaries with the officers and employees of the Borrower, including an opportunity to visit and inspect the Borrower's operations with such officers and/or employees. The Borrower shall provide at least 30 days' prior written notice of such meeting and such meeting shall occur on a Business Day. Unless a Default has occurred and is continuing, the costs and expenses of a Lender attending such annual meeting shall be the responsibility of such Lender.

      SECTION 7.1.6. Environmental Law Covenant. The Borrower will, and will cause each of its Subsidiaries to,

            (a) use and operate all of its and their facilities and properties in material compliance with all Environmental Laws, keep, or timely apply for renewal of, all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters and required for current operations in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

            (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, to the extent conditions described in such claims, complaints, notices and inquiries could reasonably be expected to result in a liability for the Borrower and its Subsidiaries in an aggregate amount exceeding $2,500,000 and shall promptly resolve any material non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law.

      SECTION 7.1.7. Use of Proceeds. The Borrower will apply the proceeds of the Credit Extensions as follows:

            (a) the proceeds of the Term Loans shall be used to provide for the general corporate needs of the Borrower, to refinance amounts outstanding under the Existing Credit Facility and to pay fees and expenses related to the Transaction;

            (b) the proceeds of Revolving Loans shall be used to provide for the general corporate and working capital needs of the Borrower and to pay fees and expenses related to the Transaction, including for the issuing of Letters of Credit for the account of the Borrower; and

            (c) the proceeds of any Incremental Term Loans shall be used solely as set forth in the applicable Incremental Term Loan Supplement.

      SECTION 7.1.8. Additional Real Property. The Borrower shall, and shall cause each of its Subsidiaries to, cause the Administrative Agent and the Lenders to have at all times a first priority perfected security interest (subject only to Permitted Liens) in all of the real property acquired from time to time by the Borrower and its Subsidiaries (other than any such real property that, when added to the net book value of all other real property acquired by the Borrower and its Subsidiaries in the calendar year in which such determination is being made, has a net book value of less than $1,000,000); provided, however, that, in the event such real property is owned by a Foreign Subsidiary (other than a Foreign Subsidiary that (i) is treated as a partnership under the Code or (ii) is not treated as an entity that is separate from (A) the Borrower, (B) any Person that is treated as a partnership under the Code or (C) any "United States person" (as defined in Section 7701(a)(30) of the Code)), such Subsidiary shall not be required to grant such security interest (1) if the Required Lenders have otherwise agreed or (2) to the extent such grant could reasonably be expected to constitute at any time an investment of earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase the amount of United States federal income tax that would otherwise be payable by the Borrower and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Borrower in the absence of such grant, as determined by the Borrower based on existing financial statements and on financial projections prepared in good faith based upon assumptions which the Borrower believes to be reasonable and as evidenced by a certificate of the chief financial Authorized Officer of the Borrower that is accepted in writing by the Administrative Agent (such acceptance not to be unreasonably withheld and which acceptance shall be deemed to have occurred in the absence of a written notice from the Administrative Agent that is given to the Borrower within five Business Days of the Administrative Agent's receipt of such certificate, indicating the reasons for not accepting such certificate); provided, further, however, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority that could reasonably be expected to alter the conclusion set forth in such certificate, the Administrative Agent or the Required Lenders may request the Borrower to deliver another such certificate in light of such event and, in the absence of the delivery and acceptance of such certificate as provided above, require the grant of such security interest. Without limiting the generality of the foregoing, the Borrower shall, and shall cause each such Subsidiary to, execute and deliver or cause to be executed and delivered Mortgages, that may be necessary or, in the opinion of the Administrative Agent, desirable to create a valid, perfected Lien against such real property, together with

            (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create a valid, perfected and

      (subject to Permitted Liens) first priority Lien against the properties purported to be covered thereby;

            (b) (i) mortgagee's title insurance policies with respect to property purported to be covered by such Mortgage (except patented and unpatented mining and millsite claims) in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers reasonably satisfactory to the Administrative Agent addressed to the Administrative Agent and the Lenders, insuring that title to such property is marketable and that the interests created by such Mortgage constitute valid, perfected first priority Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a survey reading, and, if required by the Administrative Agent and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon, and (ii) mortgagee's title opinions with respect to patented and unpatented mining and millsite claims purported to be covered by such Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties addressed to the Administrative Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent;

            (c) Uniform Commercial Code Financing Statements related to the security interests created by each such Mortgage, together with evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such financing statements in the appropriate offices and records as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create valid, perfected and (subject to Permitted Liens) first priority Liens against the improvements purported to be covered thereby; and

            (d) such other approvals, opinions or documents as the Administrative Agent may reasonably request, including a current survey (or, in the case of property in respect of a Mine, the most recently completed mineral survey) of each property purported to be covered by each such Mortgage in form and substance satisfactory to the Administrative Agent and the title insurer.

      SECTION 7.1.9. Future Subsidiaries. Without limiting the effect of any provision contained herein (including Section 7.2.5), upon any Person becoming either a direct or indirect Subsidiary of the Borrower,

            (a) such Person, if not theretofore a party to a Subsidiary Security Agreement and Subsidiary Guaranty, shall execute and deliver to the Administrative Agent a Subsidiary Security Agreement and Subsidiary Guaranty for the benefit of the Secured Parties; provided, however, that, in the event such Subsidiary is a Foreign Subsidiary (other than a Foreign Subsidiary that (i) is treated as a partnership under the Code or (ii) is not treated as an entity that is separate from (A) the Borrower, (B) any Person that is treated as a partnership under the Code or (C) any "United States person" (as defined in Section

      7701(a)(30) of the Code)), such Subsidiary shall not be required to become a guarantor under Subsidiary Guaranty or execute and deliver a Subsidiary Security Agreement (1) if the Required Lenders have otherwise agreed or
      (2) to the extent such guaranty could reasonably be expected to constitute at any time an investment of earnings in United States property under
      Section 956 (or any successor provision thereto) of the Code that would increase the amount of United States federal income tax that would otherwise be payable by the Borrower and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Borrower in the absence of such guaranty, as determined by the Borrower based on existing financial statements and on financial projections prepared in good faith based upon assumptions which the Borrower believes to be reasonable and as evidenced by a certificate of the chief financial Authorized Officer of the Borrower that is accepted in writing by the Administrative Agent (such acceptance not to be unreasonably withheld and which acceptance shall be deemed to have occurred in the absence of a written notice from the Administrative Agent that is given to the Borrower within five Business Days of the Administrative Agent's receipt of such certificate, indicating the reasons for not accepting such certificate); provided, further, however, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority that could reasonably be expected to alter the conclusion set forth in such certificate, the Administrative Agent or the Required Lenders may request the Borrower to deliver another such certificate in light of such event and, in the absence of the delivery and acceptance of such certificate as provided above, require the execution and delivery by such Person of such Subsidiary Guaranty;

            (b) the Borrower or, if not the Borrower, the Subsidiary of the Borrower (provided such Subsidiary is not a Foreign Subsidiary exempted from the requirement of becoming a Guarantor as a result of the proviso to the preceding clause (a)) that will own shares of the Capital Stock of such Person (which Subsidiary, if not theretofore a party to a Subsidiary Security Agreement, shall execute and deliver to the Administrative Agent a Subsidiary Security Agreement for the purpose of becoming a pledgor thereunder), shall, pursuant to the applicable Security Agreement, pledge to the Administrative Agent, for the benefit of the Secured Parties, (i) all of the outstanding shares of the Capital Stock of such Person owned by the Borrower or such Subsidiary, together with (A) undated stock powers or equivalent instruments of transfer satisfactory to the Administrative Agent for such certificates or such other evidence of beneficial ownership, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been perfected by the Administrative Agent in accordance with the U.C.C. or any similar or local law which may be applicable) and
      (B) Uniform Commercial Code Financing Statements naming the Borrower or such Subsidiary as the debtor and the Administrative Agent as the secured party, suitable for filing under the U.C.C. of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent in the interests of the Borrower or such Subsidiary in such Person pledged pursuant to such Security Agreement; provided, however, that the Borrower or such Subsidiary shall not be required to pledge the shares of Capital Stock of a Foreign Subsidiary required to be pledged hereunder (1) if the Required Lenders have otherwise agreed or (2) to the extent such pledge could reasonably be expected to constitute at any time an investment of earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase by a material amount the amount of United States federal income tax that would otherwise be payable by the Borrower and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Borrower in the absence of such pledge, as determined by the Borrower based on existing financial statements and on financial projections prepared in good faith based upon assumptions which the Borrower believes to be reasonable and as evidenced by a certificate of the chief financial Authorized Officer of the Borrower that is accepted in writing by the Administrative Agent (such acceptance not to be unreasonably withheld and which acceptance shall be deemed to have occurred in the absence of a written notice from the Administrative Agent that is given to the Borrower within five Business Days of the Administrative Agent's receipt of such certificate, indicating the reasons for not accepting such certificate); provided further, however, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority that could reasonably be expected to alter the conclusion set forth in such certificate, the Administrative Agent or the Required Lenders may request the Borrower to deliver another such certificate in light of such event and, in the absence of the delivery and acceptance of such certificate as provided above, require the pledge of such shares of Capital Stock;

            (c) the Administrative Agent shall have received from each such Person certified copies of U.C.C. Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to) the date of any such Person becoming a direct or indirect Subsidiary of the Person, listing all effective financing statements, tax liens and judgment liens which name such Person as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to this Agreement and the other Loan Documents, and in such other jurisdictions as the Administrative Agent may reasonably request, together with copies of such financing statements (none of which (other than financing statements (i) filed pursuant to the terms hereof in favor of the Administrative Agent, if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements, (ii) being terminated pursuant to termination statements that are to be delivered on or prior to the date such Person becomes such Subsidiary or (iii) in respect of Liens permitted under Section 7.2.3) shall cover any of the collateral described in the Security Agreements);

            (d) the Administrative Agent shall have received from each such Person (i) Uniform Commercial Code Financing Statements naming each such Person as the debtor and the Administrative Agent as the secured party, for the benefit of the Secured Parties, suitable for filing under the U.C.C. of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreement entered into by such Person, and (ii) an executed Perfection Certificate (as defined in the applicable Security Agreement); and

            (e) the Administrative Agent shall have received from such Person or the Borrower (i) all applicable Counterparty Notices required to be delivered pursuant to Sections 3.6 and 4.10(h) of a Security Agreement and/or Sections 2.10 and 3.3(c) of a Mortgage, and (ii) landlord lien notices with respect to each lessor of premises leased to such Subsidiary with respect to the assets of such Subsidiary located on such premises, together, in each case, with such opinions of legal counsel as the Administrative Agent may reasonably request, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

      SECTION 7.1.10. Additional Collateral. Without limiting the provisions of Sections 7.1.8 and 7.1.9, the Borrower shall, and shall cause each Subsidiary (other than a Subsidiary exempted from the requirement of granting a security interest as a result of the proviso to the first sentence of Section 7.1.8) to, cause the Lenders to have at all times a first priority perfected security interest (subject only to Liens and encumbrances permitted under Section 7.2.3 and the exclusions set forth in Sections 7.1.8 and 7.1.9) in all of the property (real and personal) owned from time to time by the Borrower and such Subsidiary (other than Excluded Real Property) to the extent the same constitutes or would constitute collateral under a Security Agreement or Mortgage.

      SECTION 7.1.11. Provision of Staff. The Borrower shall ensure that there are sufficient competent technical and management employees engaged in connection with the Mines with a view to enabling the operation and maintenance of the Mines substantially in accordance with the Mine Plans.

      SECTION 7.1.12. Supply Contracts. The Borrower shall comply in all material respects with all terms and provisions of the Material Supply Contracts and Additional Supply Contracts and shall promptly notify the Administrative Agent and provide copies upon receipt of all notices or claims relating to any non-compliance or breach by either the Borrower or any Material Supply Contract Counterparty or Additional Supply Contract Counterparty under any Material Supply Contract or Additional Supply Contract and information detailing the nature of such non-compliance or breach and any proposed plans and time periods for remedying such non-compliance or breach.

      SECTION 7.1.13. Material Supply Contracts, Additional Supply Contracts; Counterparty Notices. The Borrower shall use its reasonable best efforts to provide the Administrative Agent with Supply Contract Counterparty Notices duly executed by each Material Supply Contract Counterparty and Additional Supply Contract Counterparty as soon as practicable following the Closing Date to the extent such executed Supply Contract Counterparty Notices were not delivered to the Administrative Agent on or prior to the Closing Date.

      SECTION 7.1.14. Economic Development Revenue Bond Tax Event. The Borrower shall use its reasonable best efforts to contest, either directly or in the name of the holder of any Economic Development Revenue Bond, to the fullest extent permitted by the Permitted Revenue Bond Documents and applicable law, any determination by the Internal Revenue Service or a Federal court that any interest paid or payable on any Economic Development Revenue Bond is or was includable in the gross income of any holder of such Economic Development Revenue

Bond, other than a holder who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code.

      SECTION 7.1.15. Interest Rate Protection. In the event that, at any time after September 30, 2004, the LIBO Rate for a loan in a principal amount equal to the then outstanding principal amount of the Term Loans and with an Interest Period of three months would equal or exceed 4.5%, the Borrower shall, within forty-five days of receiving notice from the Administrative Agent or the Required Lenders to comply with the terms of this Section 7.1.15, enter into an interest rate swap or similar interest rate protection arrangement with a Lender or the Administrative Agent or an Affiliate of a Lender or the Administrative Agent for the purpose of protecting the Borrower against fluctuations in interest rates to the extent necessary to provide that at least 50% of the outstanding aggregate principal amount of the Term Loans (which may take into account the scheduled amortization thereof as set forth in clause (g) of Section
3.1.1 hereof) is subject to a fixed interest rate (after giving effect to such arrangement), with the terms and conditions of such arrangement being reasonably satisfactory to the Administrative Agent, and thereafter maintain such arrangement in full force and effect through December 31, 2007. It is understood and agreed that the terms of the preceding sentence shall not be deemed to limit the Borrower from entering into an interest rate swap or similar interest rate protection arrangement that provides for a greater percentage of the outstanding aggregate principal amount of the Term Loans being subject to a fixed interest rate, to the extent permitted by clause (j) of Section 7.2.2.

      SECTION 7.1.16. Maintenance of Ratings. The Borrower shall cause the Loans to at all times be rated by both S&P and Moody's.

      SECTION 7.1.17. Norilsk Palladium. Prior to the sale of any Norilsk Palladium, possession of such Norilsk Palladium shall be maintained by JPMorgan Chase Bank or any other Person consented to by the Administrative Agent (the "Depository"), for the benefit of the Borrower (as beneficial owner) and the Administrative Agent (as agent for the Secured Parties in their capacity as holders of a security interest in such Norilsk Palladium), and the Borrower shall cause the Depository to provide written notice to the Administrative Agent of each transfer of Norilsk Palladium within two (2) Business Days of such transfer.

      SECTION 7.2. Negative Covenants. The Borrower covenants and agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, the Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

      SECTION 7.2.1. Business Activities. The Borrower will not, and will not permit any of its Subsidiaries to:

            (a) engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably incidental thereto; and

            (b) cease operations at the principal operating properties of the Borrower and of its Subsidiaries, respectively, other than for (i) scheduled maintenance and repair as provided for in the Mine Plan, (ii) emergency repair in order to prevent potential serious harm to human life or the occurrence of a Material Adverse Effect, (iii) acts of God and other events beyond the reasonable control of the Borrower, such as explosions, fires, floods, accidents, war or warlike hostilities, riots, earthquakes, power shortages, labor disputes (to the extent the period of time any such labor dispute (inclusive of all related labor disputes) is in effect does not exceed 45 days) and acts of military or police authority (each of the foregoing events described in this subclause (iii) being a "Force Majeure Event") or (iv) compliance with the directives of any Governmental Authority; provided that, in each such case of cessation, such operations or work are resumed as soon as reasonably practicable (it being understood and agreed that the occurrence of any such cessation shall not be deemed to excuse or prevent the occurrence of any other Default or Event of Default hereunder).

      SECTION 7.2.2. Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

            (a) Indebtedness in respect of the Obligations;

            (b) until the date of the initial Credit Extension, Indebtedness related to the Existing Credit Facility;

            (c) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) of the Disclosure Schedule, and Refinancing or renewal of such Indebtedness;

            (d) unsecured Indebtedness (i) incurred in the ordinary course of business of the Borrower and its Subsidiaries (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Borrower or such Subsidiary) and (ii) in respect of performance, reclamation, surety or appeal bonds provided in the ordinary course of business or letters of credit issued in lieu of such bonds, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

            (e) Indebtedness (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of equipment of the Borrower and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of the Borrower and its Subsidiaries (provided that such Indebtedness is incurred within 60 days of the acquisition of such property) and (iii) in respect of Capitalized Lease Liabilities; provided that the aggregate amount of all Indebtedness outstanding pursuant to this clause, together with the aggregate amount of the Capitalized Lease Liabilities permitted pursuant to clause (c) of this Section 7.2.2 outstanding, shall not at any time exceed $15,000,000 (it being understood and agreed that Permitted Revenue Bond Indebtedness (which Indebtedness is permitted pursuant to clause (h) hereof) shall not be deemed to have been incurred under this clause (e) and shall therefore not be counted against such $15,000,000);

            (f) Indebtedness of any Guarantor that is a Wholly Owned Subsidiary owing to the Borrower or any other Guarantor that is a Wholly Owned Subsidiary, which Indebtedness

                  (i) shall be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Administrative Agent pursuant to a Loan Document, and shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (provided that only the amount repaid in part shall be discharged); and

                  (ii) if incurred by a Foreign Subsidiary, shall not (when
            aggregated with the amount of Investments made by the Borrower and the Guarantors in Foreign Subsidiaries under clause (e)(i) of
            Section 7.2.5), exceed $1,000,000;

            (g) unsecured Indebtedness of the Borrower owing to a Subsidiary that has previously executed and delivered to the Administrative Agent for the benefit of the Secured Parties the Intercompany Subordination Agreement;

            (h) Permitted Revenue Bond Indebtedness;

            (i) Indebtedness of a Person that becomes a Subsidiary of the Borrower pursuant to a Permitted Acquisition and Indebtedness otherwise assumed by the Borrower or any of its Subsidiaries in connection with a Permitted Acquisition; provided that (A) such Indebtedness existed prior to the applicable Permitted Acquisition and was not incurred or created in anticipation thereof and (B) all such Indebtedness so assumed in all Acquisitions consummated since the date hereof, does not exceed $50,000,000;

            (j) Hedging Obligations (i) arising under an interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other arrangement designed to protect the Borrower against fluctuations in interest rates on the Term Loans, provided that the notional amount under any such arrangement does not exceed the aggregate principal amount of the Term Loans then outstanding, (ii) arising under a currency exchange agreement or other arrangement designed to protect the Borrower against fluctuations in currency exchange rates, provided that such agreement or arrangement was not entered into for speculative purposes and would be permitted under Section 7.2.16 or (iii) arising under commodity swaps, commodity hedging agreements or other arrangements designed to protect the Borrower against fluctuations in commodity prices, provided that such swap, agreement or arrangement would be permitted under Section 7.2.16;

            (k) obligations of the Borrower or any of its Subsidiaries to repurchase from a Person palladium, platinum or rhodium that was sold for cash by the Borrower or such Subsidiary to such Person from that portion of the Borrower's or such Subsidiary's inventory of palladium, platinum or rhodium that was not subject to delivery to ultimate purchasers prior to the date such obligation to repurchase would mature; provided that (i) such obligation to repurchase is incurred at the time the relevant palladium, platinum or rhodium was sold to such Person and matures within 180 days (or, in the case of rhodium, 360 days) of the date the relevant palladium, platinum or rhodium was sold to such Person (the number of days between the date of such sale and the maturity of such obligation, the "Relevant Term") and
      (ii) the aggregate amount of such obligation to repurchase does not exceed the sum of (A) the aggregate amount received by the Borrower or such Subsidiary from the sale of such palladium, platinum or rhodium to such Person and (B) the amount of interest on such aggregate amount that would accrue during the Relevant Term assuming a rate of interest equal to the Alternate Base Rate;

            (l) Indebtedness in respect of Subordinated Debt of the Borrower to the extent the aggregate principal amount of all such Indebtedness outstanding at any time does not exceed $125,000,000; provided that, prior to the incurrence of such Indebtedness, the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding the incurrence of such Indebtedness (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1 and, to the extent applicable, Regulation S-X under the Securities Act of 1933, as amended) giving pro forma effect to the incurrence of such Indebtedness and to each Permitted Acquisition (if any) financed with the proceeds of such Indebtedness and each other Permitted Acquisition (if any) consummated during such period of four Fiscal Quarters (together with all Indebtedness and other liabilities incurred or assumed in connection with such Permitted Acquisitions) as if all such Indebtedness and liabilities had been incurred or assumed and all such Permitted Acquisitions consummated as of the first day of such period and evidencing compliance with the covenants set forth in Section 7.2.4;

            (m) Contingent Obligations consisting of (i) guarantees by the Borrower or any Subsidiary that is a Guarantor hereunder of obligations of the Borrower or any Subsidiary that is a Guarantor hereunder and (ii) obligations arising under indemnity agreements with title insurers in connection with title insurance policies that have been issued to the Administrative Agent (for the benefit of the Secured Parties); and

            (n) other Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness of Foreign Subsidiaries owing to the Borrower or Domestic Subsidiaries) in an aggregate amount at any time outstanding not to exceed $10,000,000.

provided, however, that no Indebtedness otherwise permitted by clause (e),
(f)(ii), (i) or (m) shall be assumed or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

      SECTION 7.2.3. Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Stock of any Person), revenues or assets, whether now owned or hereafter acquired, except:

            (a) Liens securing payment of the Obligations;

            (b) until the date of the initial Credit Extension, Liens securing payment of Indebtedness of the type described in clause (b) of Section 7.2.2;

            (c) Liens existing as of the Effective Date and disclosed in Item 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in such Item 7.2.3(c), and Refinancings or renewals of such Indebtedness; provided that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Effective Date (as such Indebtedness may have been permanently reduced subsequent to the Effective Date);

            (d) Liens securing Indebtedness of the type permitted under clause
      (e) of Section 7.2.2; provided that (i) such Lien is granted within 60 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed 80% (or, in the case of Indebtedness of the type permitted by subclause (iii) of clause (e) of Section 7.2.2, 100%) of the lesser of the cost or the fair market value of the applicable property, improvements or equipment at the time of such acquisition (or construction), (iii) in the event such Liens secure Indebtedness of the type permitted under subclause (e)(i) of Section 7.2.2, such Liens do not encumber any interest of the Borrower or any Subsidiary in either Mine or the J-M Reef or any other asset of the Borrower or any Subsidiary directly or indirectly involved in, or otherwise related to, the construction or operation of the Mines and (iv) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;

            (e) Liens securing Indebtedness permitted by clause (i) of Section 7.2.2; provided that such Liens existed prior to the acquisition of such Person or Person's assets, were not created in anticipation thereof and attach only to specific tangible assets of such Person (and not assets of such Person generally);

            (f) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, and which at no time exceed, in the aggregate, $5,000,000;

            (g) Liens (other than Liens in favor of the PBGC) incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money or reclamation bonds) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds (other than reclamation bonds);

            (h) judgment Liens in existence for less than 45 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 8.1.6;

            (i) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

            (j) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (k) any interest of a lessor under any equipment leases permitted pursuant to clause (e) of Section 7.2.2;

            (l) rights of set-off and bankers' liens arising under Section 4-210 of the U.C.C. upon deposits of cash made in the ordinary course of business in deposit or disbursement accounts (other than in connection with borrowed money) in favor of the banks and other depository institutions that are maintaining such accounts;

            (m) Liens encumbering cash, cash equivalents or securities that secure Indebtedness in respect of reclamation bonds or letters of credit (other than Letters of Credit) issued in lieu of or as security for reclamation bonds, so long as each such reclamation bond or letter or credit was obtained by the Borrower when the unused portion of the Revolving Loan Commitment Amount was less than the lesser of (x) $10,000,000 and (y) 25% of the Revolving Loan Commitment Amount; provided that (i) the total amount available to be drawn under all such reclamation bonds and letters of credit at any time does not exceed $10,000,000 and
      (ii) the fair market value of the cash, cash equivalents and securities subject to such Liens does not exceed at any time 105% of such total amount available to be drawn; and

            (n) other Liens (except Liens that encumber Mining Rights or rights of the Borrower under Supply Contracts) securing Indebtedness in an aggregate amount not to exceed $2,500,000 at any time outstanding.

      SECTION 7.2.4. Financial Condition and Operations. The Borrower will not permit to occur any of the events set forth below.

            (a) The Borrower will not permit the Debt to EBITDA Ratio at any time occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                                                            Debt to
                      Period                             EBITDA Ratio
-----------------------------------------------------    ------------
Effective Date through (and including)
December 31, 2004                                          2.50:1.0
January 1, 2005 through (and including) June 30, 2005      2.25:1.0

                                                            Debt to
                      Period                             EBITDA Ratio
-----------------------------------------------------    ------------
July 1, 2005 and thereafter                                2.00:1.0

            (b) The Borrower will not permit the Debt Service Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                   Debt Service
              Period                              Coverage Ratio
--------------------------------------            --------------
Effective Date through (and including)
September 30, 2004                                     3.50:1.0

October 1, 2004 and thereafter                         4.00:1.0

            (c) The Borrower shall at all times while any Term Loans are outstanding maintain Minimum Liquidity of at least the amount set forth below opposite the principal amount of the Term Loans that are outstanding as at such date:

  Principal Amount of Term Loans                   Minimum
            Outstanding                           Liquidity
------------------------------------             ------------
        > or = $90,000,000                      $ 45,000,000
> or = $60,000,000 and < $90,000,000            $ 30,000,000
> or = $30,000,000 and < $60,000,000            $ 15,000,000
          < $30,000,000                         $          0

      SECTION 7.2.5. Investments. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

            (a) Investments existing on the Effective Date and identified in
      Item 7.2.5(a) of the Disclosure Schedule;

            (b) Cash Equivalent Investments;

            (c) without duplication and subject to the proviso contained in clause (e), Investments to the extent permitted as Indebtedness pursuant to Section 7.2.2;

            (d) Investments permitted as Capital Expenditures pursuant to
      Section 7.2.7;

            (e) Investments by way of contributions to capital or purchases of equity (i) by the Borrower or any Guarantor that is a Wholly Owned Subsidiary in other Guarantor that is a Wholly Owned Subsidiary; provided that the aggregate amount of intercompany loans made pursuant to clause (f)(ii) of Section 7.2.2 and Investments under this clause made by the Borrower and Guarantors in Foreign Subsidiaries shall not exceed $1,000,000 at any time, or (ii) by any Subsidiary in the Borrower; provided, however, that no interests of the Borrower in either Mine or the J-M Reef and no assets of the Borrower directly or indirectly involved in, or otherwise related to, the construction or operation of the Mines may be used to make any such Investment;

            (f) Investments constituting (i) accounts receivable arising, (ii) trade debt granted or (iii) deposits made in connection with, the sale or purchase price of goods or services, in each case in the ordinary course of business;

            (g) Investments in respect of Permitted Acquisitions;

            (h) Investments consisting of any deferred portion of the consideration received by the Borrower or any Subsidiary in connection with any Disposition permitted under Section 7.2.11;

            (i) Investments consisting of loans to officers and employees in an aggregate principal amount not to exceed $500,000 at any time outstanding;

            (j) Investments in securities of account debtors received pursuant to any plan of reorganization or similar plan upon the bankruptcy or insolvency of such account debtors; and

            (k) other Investments in an amount not to exceed $5,000,000 over the term of this Agreement;

provided, however, that

                  (i) any Investment which when made complies with the
            requirements of clause (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                  (ii) no Investment otherwise permitted by clause (d), (e), (g)
            or (i) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

      SECTION 7.2.6. Restricted Payments, etc. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than:

            (a) dividends or distributions payable in common stock of the Borrower (it being understood and agreed that only issuances of shares of the common stock of the Borrower (whether treasury shares or otherwise) are permitted pursuant to this clause);

            (b) Restricted Payments made by Subsidiaries to the Borrower or to Wholly Owned Subsidiaries; and

            (c) after April 1, 2005, Restricted Payments not otherwise permitted under this Section 7.2.6, so long as (i) both before and after giving effect to any such Restricted Payment, no Default shall have occurred and be continuing and (ii) such Restricted Payment to be made pursuant to this clause (c), when added to the aggregate amount of all Restricted Payments made pursuant to this clause (c) during the Fiscal Year in which such Restricted Payment is to be made, does not exceed 25% of the Excess Cash Flow for the most recently ended Fiscal Year.

      SECTION 7.2.7. Capital Expenditures, etc. The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except (subject (in the case of Capitalized Lease Liabilities) to clause (e) of Section 7.2.2) Capital Expenditures (exclusive of interest capitalized in accordance with GAAP) which do not aggregate in excess of the amount set forth below opposite such Fiscal Year:

                       Capital
                  Expenditure Amount
Fiscal Year          (in millions)
-----------          -------------
2004                    $ 90.0
2005                    $110.0
2006                    $ 95.0
2007                    $ 81.0
2008                    $ 81.0
2009                    $ 81.0

provided, however, that

                  (i) in the event Capital Expenditures described in any capital budget for any Fiscal Year furnished pursuant to clause (j) of
            Section 7.1.1 are not made or committed to be made by the Borrower during such Fiscal Year, but will be made or committed to be made in the immediately succeeding Fiscal Year (such Capital Expenditures, "Deferred Capital Expenditures"), the Borrower may increase the maximum amount of Capital Expenditures permitted in the immediately succeeding Fiscal Year as specified opposite such Fiscal Year in the table set forth above by an amount equal to such Deferred Capital Expenditures, so long as (A) such Deferred Capital Expenditures do not exceed $15,000,000 for such Fiscal Year, (B) such Deferred Capital Expenditures, when added to the Capital Expenditures actually made or committed to be made in the Fiscal Year in which such Deferred Capital Expenditures were initially expected to be made, would not exceed the maximum amount of Capital Expenditures permitted in such Fiscal Year as specified opposite such Fiscal Year in the table set forth above, (C) the Borrower furnishes to the Administrative Agent an officer's certificate describing such Deferred Capital Expenditures and the reason for the deferral of such Capital Expenditures and stating that the deferral of such Capital Expenditures will not adversely affect in any material respect the Borrower's ability to meet the Mine Plans then in effect and (D) the Administrative Agent is reasonably satisfied that the contents of such certificate are true and correct; and

                  (ii) (A) to the extent Capital Expenditures are made or
            committed to be made in any Fiscal Year set forth above in an amount less than the maximum amount permitted for such Fiscal Year as specified opposite such Fiscal Year in the table set forth above (after decreasing such maximum amount by the amount of Deferred Capital Expenditures (if any) that the Borrower has indicated will be made or committed to be made in the immediately succeeding Fiscal
            Year), the Capital Expenditures which the Borrower or its Subsidiaries may make or commit to make in the immediately succeeding Fiscal Year shall be increased by 50% of the amount of the permitted Capital Expenditures not so made or committed to be made in the immediately preceding Fiscal Year (the "Carry-Forward Amount");

                  (B) no further carry forward of such Carry-Forward Amount to any other succeeding Fiscal Year shall be permitted; and

                  (C) no portion of any Carry-Forward Amount shall be used in the applicable Fiscal Year until the entire amount of the Capital Expenditures permitted to be made or committed to be made in such Fiscal Year as provided in this Section shall have been used.

      SECTION 7.2.8. No Prepayment of Subordinated Debt or Permitted Revenue Bond Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to,

            (a) make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt or Permitted Revenue Bond Indebtedness
      (i) other than the stated, scheduled date for such payment of principal and interest set forth in the Subordinated Debt Documents governing such Subordinated Debt or the Permitted Revenue Bond Documents, or (ii) in the case of such Subordinated Debt, which would violate the terms of this Agreement or the Subordinated Debt Documents governing such Subordinated Debt;

            (b) redeem, retire, purchase, defease, refinance or otherwise acquire any Subordinated Debt or Permitted Revenue Bond Indebtedness; or

            (c) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes;

provided, however, that the Borrower may prepay or redeem Permitted Revenue Bond Indebtedness (or make a deposit for either of the foregoing purposes) upon the occurrence of an Economic Development Revenue Bond Tax Event in the event the Borrower has complied with Section 7.1.14 (provided that the inclusion of this proviso herein shall not prevent the occurrence of an Event of Default under
Section 8.1.5).

      SECTION 7.2.9. Stock of Subsidiaries. Except as permitted in clause (e) of
Section 7.2.5 above, the Borrower will not permit any of its Subsidiaries to (i) issue any Capital Stock (whether for value or otherwise) to any Person other than (in the case of Subsidiaries) to the Borrower or another Wholly Owned Subsidiary or (ii) except to the extent permitted by Section 7.2.6, become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of Capital Stock of the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of Capital Stock.

      SECTION 7.2.10. Consolidation, Merger, etc. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or otherwise enter into or consummate any Acquisition, except

            (a) any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Wholly Owned Subsidiary (provided, however, that a Guarantor may only liquidate or dissolve into, or merge with and into, the Borrower or another Guarantor that is a Wholly Owned Subsidiary), and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Wholly Owned Subsidiary (provided, however, that the assets or stock of any Guarantor may only be purchased or otherwise acquired by the Borrower or another Guarantor); provided, further, that in no event shall any Pledged Subsidiary consolidate with or merge with and into any Subsidiary other than another Pledged Subsidiary that is a Wholly Owned Subsidiary unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding shares of Capital Stock of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Administrative Agent and the Secured Parties therein as contemplated by this Agreement; and

            (b) the Borrower or any of its Subsidiaries may consummate a Permitted Acquisition or an acquisition described in clause (g) of Section 7.2.11.

      SECTION 7.2.11. Permitted Dispositions. The Borrower will not, and will not permit any of its Subsidiaries to, Dispose of any of the Borrower's or such Subsidiaries' assets (including accounts receivable and Capital Stock of Subsidiaries) to any Person, including to a Subsidiary, in one transaction or series of transactions unless (a) subject to clause (f) below, such Disposition is of inventory or obsolete equipment sold in the ordinary course of business,
(b) (i) such Disposition is for not less than the fair market value of the assets to be Disposed, (ii) the consideration received by the Borrower or applicable Subsidiary consists of at least 80% cash and (iii) the net book value of such assets, together with the net book value of all other assets Disposed of pursuant to this clause (b) in the Fiscal Year during which such Disposition is to occur, does not exceed $1,500,000 (provided that, immediately upon any such Disposition the Debt to EBITDA Ratio shall be recalculated excluding the cash earnings attributable to the assets so Disposed (excluding any gain or any losses attributable to such Disposition)), (c) such Disposition is permitted by clause (a) of Section 7.2.10, (d) such Disposition is a Permitted Lease Disposition, (e) such Disposition is of Excluded Real Property or other real property which the Borrower reasonably determines is immaterial to the present and projected operations of either Mine and which property's fair market value, when combined with the fair market value of all other immaterial real property Disposed of pursuant to this clause (e) in the Fiscal Year during which such Disposition is to occur, does not exceed $2,000,000, (f) such Disposition is of

Norilsk Palladium or any other palladium acquired from Norilsk or any of its Affiliates for consideration consisting of 100% cash upon delivery or within thirty days thereafter, (g) (i) such Disposition is of real property which the Borrower reasonably determines is immaterial to the present and projected operations of either Mine, (ii) the consideration received by the Borrower or applicable Subsidiary is real property of substantially similar value, (iii) the Administrative Agent receives a first priority security interest in such real property and (iv) the net book value of such real property, when combined with the aggregate net book value of all other real property Disposed of pursuant to this clause (g) in the Fiscal Year during which such Disposition is to occur, does not exceed $2,000,000 or (h) such Disposition is pursuant to a transaction permitted by Section 7.2.15; provided, however, that the Disposition of any of the Borrower's interests in either Mine or the mineral interests in the J-M Reef would not constitute a Disposition conducted in the Borrower's ordinary course of business for purposes of this Section 7.2.11.

      SECTION 7.2.12. Modification of Certain Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in,

            (a) the Subordinated Debt Documents, other than any amendment, supplement, waiver or modification which (i) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of the Subordinated Debt subject to such Subordinated Debt Documents, (ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on the Subordinated Debt subject to such Subordinated Debt Documents or (iii) makes the covenants, events of default or remedies in such Subordinated Debt Documents less restrictive on the Borrower;

            (b) the Permitted Revenue Bond Documents, other than any amendment, supplement, waiver or modification which (i) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of the Permitted Revenue Bond Indebtedness or the Economic Development Revenue Bonds, (ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on the Permitted Revenue Bond Indebtedness or the Economic Development Revenue Bonds, or
      (iii) makes the covenants, events of default, remedies or other terms in such Permitted Revenue Bond Documents less restrictive on the Borrower and the State of Montana;

            (c) the Stockholders Agreement or the Good Neighbor Agreement, other than any amendment, supplement, waiver or modification which could not reasonably be expected to be adverse in any material respect to the Lenders or which is consented to by the Administrative Agent; and

            (d) any Material Supply Contracts, other than any amendment, supplement waiver or modification that does not adversely affect the Borrower or any other Obligor.

      SECTION 7.2.13. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into or cause or permit to exist any arrangement or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its Affiliates (collectively, an "Affiliate Transaction"), unless such arrangement or contract is on fair and reasonable terms no less favorable to the Borrower or such Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate; provided that solely with respect to any such Affiliate Transaction between the Borrower or any Subsidiary, on the one hand, and Norilsk, Norimet or any of their respective Affiliates (other than the Borrower and its Subsidiaries), on the other hand, the Borrower delivers to the Administrative Agent a resolution of the Board of Directors of the Borrower set forth in an officer's certificate, executed by an Authorized Officer of the Borrower, certifying that such Affiliate Transaction complies with this Section 7.2.13 and has been approved by a majority of the Public Directors (as defined in the Stockholders Agreement) who do not have a direct interest in such arrangement or contract, and attaching thereto a copy of any opinion as to the fairness of such Affiliate Transaction from a financial point of view to the stockholders of the Borrower (other than Norilsk, Norimet or any of their respective Affiliates) that is issued in connection with such Affiliate Transaction.

      SECTION 7.2.14. Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement prohibiting

            (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired;

            (b) the ability of any Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

            (c) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions contained (i) in this Agreement and any other Loan Document, (ii) in the case of clause (a), any agreement governing any Indebtedness permitted by clause (e) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness, or (iii) in the case of clauses (a) and (c), any agreement of a Foreign Subsidiary governing the Indebtedness permitted by clause (j)(ii) of Section 7.2.2 or any agreement governing Indebtedness permitted by clause (l) of Section 7.2.2.

      SECTION 7.2.15. Sale and Leaseback. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person, except for the sale and leaseback of (i) equipment subject to a Permitted Lease Disposition or (ii) other property to the extent the aggregate fair market value of all such property so sold does not exceed $2,000,000 and the lease resulting from such transaction is permitted under Section 7.2.2 or Section 7.2.18.

      SECTION 7.2.16. Commodity Hedging; Purchase of Platinum and Palladium.

      The Borrower will not and will not permit any of its Subsidiaries to enter into or be subject to

            (a) any agreement or arrangement pursuant to which it and such Subsidiaries are required to sell and physically deliver in any calendar year (i) palladium in an aggregate amount equal to more than the sum of
      (x) 100% of the Borrower's Annual Palladium Production for such calendar year, plus (y) any Norilsk Palladium not yet subject to any contract or arrangement relating to its Disposition, plus (z) any palladium acquired during such calendar year under any Norilsk Metal Agreement or (ii) platinum in an aggregate amount equal to more than 100% of the Borrower's Annual Platinum Production, or

            (b) (i) any Hedging Agreement (other than any agreement permitted pursuant to the preceding clause (a)) relating to any commodity that would require physical delivery of such commodity, (ii) any Hedging Agreement (other than any agreement permitted pursuant to the preceding clause (a)) relating to any commodity if, upon the effective date of such Hedging Agreement, the aggregate quantity of such commodity subject to Hedging Agreements (other than any agreement permitted pursuant to the preceding clause (a)) of the Borrower and its Subsidiaries would exceed 100% of the projected production of the Borrower and its Subsidiaries of such commodity during the period covered by such Hedging Agreements plus any commodity acquired by the Borrower under any Norilsk Metal Agreement plus, in the case of palladium, Norilsk Palladium, (iii) any Hedging Agreement which, when taken together with all other Hedging Agreements entered into by the Borrower or such Subsidiary concurrently with such Hedging Agreement, has a negative marked-to-market value at the time such agreement is effective and enforceable against the parties thereto or (iv) any Hedging Agreement relating to any commodity pursuant to which the obligations of the parties to such Hedging Agreement are determined, subject to any "floor" or "cap" set forth in such Hedging Agreement, on any basis other than a direct linear function of the price of such commodity or an index customarily applicable to such commodity; provided that this Section 7.2.16 shall not prohibit the Borrower or any Subsidiary from entering into a Hedging Agreement with respect to Secondary Materials or By-Product Metals so long as such Hedging Agreement is not entered into for speculative purposes.

      SECTION 7.2.17. Take or Pay Contracts. The Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, or other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, or other property or services are delivered or furnished to it except to the extent that the maximum amount payable by the Borrower and its Subsidiaries during any Fiscal Year for all such arrangements could not reasonably be expected to exceed $10,000,000 or as otherwise consented to by the Administrative Agent. It is understood and agreed that the inclusion of customary and reasonable liquidated damages provisions in any Norilsk Metal Agreement that is consented to by the Administrative Agent pursuant to Section 7.2.21, to the extent such provisions would become operative in the event of a default by the Borrower in complying with its obligations under such Norilsk Palladium Agreement, shall not be deemed to be a breach of this Section 7.2.17.

      SECTION 7.2.18. Certain Lease Arrangements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to any lease or similar arrangement with respect to any property (whether real, personal or mixed) that is not a capital lease in accordance with GAAP, unless the present value of all of the net "minimum future lease payments" (as defined below) required to be made pursuant to such lease or similar arrangement (discounted at the Discount Rate), when added to the present value of all of the net "minimum future lease payments" to be made pursuant to all other such arrangements which shall then be in effect (discounted at the Discount Rate), does not exceed $15,000,000. For purposes of this Section 7.2.18, "minimum future lease payments" means, with respect to any such lease or similar arrangement, the sum of: the minimum rent required to be paid during the term of such lease or arrangement, any payment or guarantee that the lessee is required to make relating to the property subject thereto at the end of the term of such lease or arrangement, including any amount stated to purchase such property, any amount stated to make up any specified deficiency and any amount payable for failure to renew or extend such lease or arrangement at the expiration of such lease or arrangement.

      SECTION 7.2.19. Contracts. The Borrower will not, and will not permit any of its Subsidiaries enter into any Material Supply Contract or Additional Supply Contract (other than the Initial Supply Contracts) which authorizes the Supply Contract Counterparty to set off any claim against the Borrower or any of its Subsidiaries under any other agreement by withholding payment for any platinum, palladium or other minerals actually delivered without the prior written consent from the Administrative Agent (in consultation with the Lenders).

      SECTION 7.2.20. Accounting Changes. The Borrower will not, and will not permit any of its Subsidiaries to, change its Fiscal Year from twelve consecutive calendar months ending on December 31.

      SECTION 7.2.21. Norilsk Metal Agreements; Additional Supply Contracts. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Norilsk Metal Agreement or into any Additional Supply Contract, without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

      SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Article shall constitute an "Event of Default".

      SECTION 8.1.1. Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of

            (a) any principal of or interest on any Loan, or any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to
      Section 2.6.4; or

            (b) any fee described in Article III or any other monetary Obligation, and such default shall continue unremedied for a period of three days after such amount was due.

      SECTION 8.1.2. Breach of Warranty. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

      SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. (a) The Borrower shall default in the due performance or observance of any of its obligations under clauses (d), (e), (g), (h) and (m) of Section 7.1.1 or Section
7.2 (provided that any Default under Section 7.2.1 in respect of the cessation of any of the principal operating properties of the Borrower and its Subsidiaries or of work with respect to any aspect of the Facilities that arises from an inability of the Borrower to obtain a required governmental authorization, approval, license, permit or consent or a required modification to an existing governmental authorization, approval, license, permit or consent, notwithstanding the Borrower's best efforts to do so, shall not constitute an Event of Default unless such Default remains unremedied for more than 15 days) or any Obligor shall default in the due performance or observance of its obligations under Sections 4.2, 4.3, 4.4, or 4.9 of a Security Agreement.

      (b) The Borrower shall default in the due performance or observance of any of its obligations under clauses (a), (b), (c), (f), (i), (j), (k), (n) and (o) of Section 7.1.1 or Section 7.1.8, 7.1.9, or 7.1.10 and such default shall continue unremedied for a period of five days.

      SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

      SECTION 8.1.5. Default on Other Indebtedness. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $10,000,000 or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

      SECTION 8.1.6. Judgments. Any judgment or order for the payment of money in excess of $5,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against the Borrower or any of its Subsidiaries or any other

Obligor and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof.

      SECTION 8.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan

            (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

            (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

      SECTION 8.1.8. Change in Control. Any Change in Control shall occur.

      SECTION 8.1.9. Bankruptcy, Insolvency, etc. The Borrower, any of its Subsidiaries or any other Obligor shall

            (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

            (b) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

            (c) in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

            (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower, any Subsidiary or any Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower, such Subsidiary or such Obligor, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that the Borrower, each Subsidiary and each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

            (e) take any action authorizing, or in furtherance of, any of the foregoing.

      SECTION 8.1.10. Impairment of Security, etc. Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

      SECTION 8.1.11. Failure of Subordination. Unless otherwise waived or consented to by the Administrative Agent, the Lenders and the Issuers in writing, the subordination provisions relating to any Subordinated Debt (the "Subordination Provisions") shall fail to be enforceable by the Administrative Agent, the Lenders and the Issuers in accordance with the terms thereof, or the monetary Obligations shall fail to constitute "Senior Debt" and "Designated Senior Debt" (or similar terms) under the applicable Subordination Provisions; or the Borrower or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to the applicable Subordination Provisions.

      SECTION 8.1.12. Non-Performance or Impairment of Material Supply Contracts. (a) The occurrence of any failure by a Material Supply Contract Counterparty to perform under any Material Supply Contract which continues unremedied for more than 15 days beyond any applicable grace period set forth therein (other than any failure to pay amounts thereunder which in the aggregate for all Material Supply Contracts and all Material Supply Contract Counterparties does not exceed $5,000,000); provided, however, that no such failure to perform shall constitute an Event of Default if the Required Lenders conclude that such failure will not be reasonably likely to have a material adverse effect on the ability of the Borrower or any other Obligor to pay when due any of its monetary Obligations.

      (b) Any Material Supply Contract shall, in whole or in material part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Person party thereto prior to its stated termination date or any Material Supply Contract Counterparty party thereto shall, directly or indirectly, contest such effectiveness, validity, binding nature or enforceability by the filing of a claim, complaint or notice with an arbitrator or any court or other Governmental Authority.

      SECTION 8.1.13. Mine Plans; Proven and Probable Reserves. The Borrower shall fail to own or control at any time (i) 12,500,000 tons of Proven Reserves and Probable Reserves at the Mines (assuming a weighted average sales price for palladium and platinum of not less than $400 per ounce (based on a weighting of 3.6 ounces of palladium for each ounce of platinum)) and (ii) as compared to projected "Ore Tons" in the then current Mine Plans, (A) 18 months of Proven Reserves (measured in tons) at the Nye Mine, (B) commencing on the Effective Date, 13 months of Proven Reserves (measured in tons) at the East Boulder Mine,
(C) commencing December 31, 2004, 14 months of Proven Reserves (measured in tons) at the East Boulder Mine, (D) commencing December 31, 2005, 15 months of Proven Reserves (measured in tons) at the

East Boulder Mine and (E) commencing December 31, 2006, 18 months of Proven Reserves (measured in tons) at the East Boulder Mine, in each case, as reported in the Borrower's then most current filing with the SEC or, if more current, the then most current update furnished pursuant to clause (k) of Section 7.1.1.

      SECTION 8.1.14. Regulatory Action; Expropriation. (a) Any Governmental Authority shall take any action with respect to the Borrower, the Mines, the operation thereof or the sale of the production therefrom (including any action that would cause any license, permit, consent or other Mining Right to cease to be in full force and effect or to be held to be illegal or invalid and including any action (including the commencement of an action or proceeding) that results or may result in the revocation, termination or substantial and adverse modification of any such license, permit, consent or other Mining Right) which would have a Material Adverse Effect, unless such action is set aside, dismissed or withdrawn within 30 days of its institution or such action is being contested in good faith and its effect is stayed during such contest.

      (a) Any Governmental Authority or other Person purporting to be, or acting as, any Governmental Authority condemns, nationalizes, seizes or otherwise expropriates all or any substantial portion of the property or other assets (including, unpatented mining and millsite claims) of the Borrower or of its share capital or other ownership interests, or assumes custody or control of such property or other assets or of the business or operations of the Borrower to the extent such action (together with any prior or similar action) would prevent the Borrower from carrying on its obligations under the Transaction Documents, and such condemnation, nationalization, seizure, expropriation, assumption or action is not withdrawn, rescinded, reversed, or in the case of any such action with respect to property or assets, the same are not replaced with equivalent property or assets within 30 days.

      SECTION 8.1.15. Abandonment; Mining Rights. (a) The Borrower shall abandon all or any significant portion of its interest in the Mines or surrender, cancel or release, or suffer any termination or cancellation of any of its rights or interests in the Mines, other than as specifically permitted by the Loan Documents or other than as the Borrower and the Mining Consultant shall have certified to the Administrative Agent and the Lenders is not required in connection with the operation of the Facilities consistent in all material respects with the Mine Plans.

      (b) Any Person other than the Borrower shall acquire or assert a claim to Mining Rights in respect of all or any portion of properties owned or claimed under unpatented mining and millsite claims by the Borrower in connection with the operation of the Facilities consistent in all material respects with the Mine Plans, other than (i) Mining Rights affecting any portion of properties that are not material to the operation of any Mine consistent in all material respects with the Mine Plans and (ii) such rights or claims as the Administrative Agent (in consultation with the Lenders) and the Mining Consultant determine could not reasonably be expected to have a Material Adverse Effect.

      SECTION 8.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand to any Person and the Borrower and each other Obligor shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

      SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

      SECTION 9.1. Actions. Each Lender hereby appoints TD as its Administrative Agent under and for purposes of this Agreement and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto (including the power to release any Lien granted to or held by the Administrative Agent for the benefit of the Lenders with respect to any collateral constituting collateral Disposed of in compliance with this Agreement and the other Loan Documents). Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender's proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement and any other Loan Document, including reasonable attorneys' fees, to the extent the Administrative Agent has not been reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action hereunder or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. Notwithstanding any provision to the contrary contained elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Loan Document or otherwise exist against the Administrative Agent.

      SECTION 9.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 3:00 p.m., New York time, on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Rate for the first two Business Days after which such amount has not been repaid and, thereafter, at the interest rate applicable to Loans comprising such Borrowing.

      SECTION 9.3. Exculpation. Neither the Administrative Agent, nor any of its successors or assigns, nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower or any other Obligor of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

      SECTION 9.4. Successor. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000; provided, however, that if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of

            (a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

            (b) Section 10.3 and Section 10.4 shall continue to inure to its benefit.

      SECTION 9.5. Loans by the Administrative Agent. TD shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent hereunder. TD and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if TD were not the Administrative Agent hereunder.

      SECTION 9.6. Credit Decisions. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

      SECTION 9.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement or any other Loan Document.

      SECTION 9.8. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram, electronic mail or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. For purposes of applying amounts in accordance with this Article, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Lender Hedging Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Secured Obligations owed to such Secured Party under any Lender Hedging Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the Borrower to the contrary, the Administrative Agent, in acting hereunder and each other Loan Document, shall be entitled to assume that no Lender Hedging Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

      SECTION 9.9. Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.1) take such action with respect to such Default as shall be directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders.

      SECTION 9.10. Application of Proceeds. After payment of all amounts then due and payable to the Administrative Agent pursuant to (i) Sections 10.3 and 10.4, (ii) Section 6.3 of the Borrower Security Agreement and the Subsidiary Security Agreements, (iii) Sections 5.10 and 5.13 of each Mortgage and (iv) each similar provision under any other Loan Document, all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral, as defined in the Borrower Security Agreement, or of the Encumbered Property, as defined in the Mortgage, shall be applied by the Administrative Agent against, all or any part of the Obligations as follows:

            (a) first, to the payment and satisfaction of all costs and expenses incurred in connection with the collection of such proceeds;

            (b) second, to the equal and ratable payment of Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document (including Obligations under or pursuant to any Lender Hedging Agreements of which the Administrative Agent has actual knowledge evidenced by written notice satisfactory to the Administrative Agent from any such Secured Party or the Borrower), applied

                  (i) first to fees and expense reimbursements then due to such
            Secured Party,

                  (ii) then to interest (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar law, whether or not permitted as a claim under such law) and fees due to such Secured Party,

                  (iii) then to pay or prepay principal of the Loans (and
            Reimbursement Obligations) owing to, or to reduce the "credit exposure" of, such Secured Party under such Lender Hedging Agreements, as the case may be, and

                  (iv) then to pay the remaining outstanding Obligations and cash collateralize all Letter of Credit Outstandings,

            (c) third, without duplication of any amounts paid pursuant to clause (b) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 10.4 of the Credit Agreement; and

            (d) fourth, to be held as additional collateral security until the payment in full in cash of all of the Obligations, the termination or expiration of all Letters of Credit, the termination of all Lender Hedging Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

      For purposes of this Section, the "credit exposure" at any time of any Secured Party with respect to a Lender Hedging Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Lender Hedging Agreement.

      SECTION 9.11. Sub-Agents. Without limiting any other rights that the Administrative Agent may have, the Administrative Agent may appoint, upon notice in writing to the Borrower, any Person to act as a sub-agent with such rights (including the right to remuneration and indemnity), duties and obligations of the Administrative Agent as may be conferred or imposed by the Administrative Agent to or on such sub-agent in the applicable instrument of appointment; provided that in performing such duties or obligations such sub-agent shall not be held to any lesser standard of care than that which the Administrative Agent would have otherwise been held. The Administrative Agent shall not be responsible for the acts or omissions of any such sub-agent that it selects with reasonable care. The possession of any collateral by any such sub-agent shall be deemed to be possession by the Administrative Agent. The Administrative Agent may agree to pay such sub-agents reasonable fees, together with any reasonable costs, charges, liabilities and expenses incurred by such sub-agents in performing their functions as such sub-agents, and such fees, costs, charges, liabilities and expenses shall for purposes of this Agreement and the other Loan Documents be treated as costs, charges, liabilities and expenses incurred by the Administrative Agent. The Borrower hereby agrees to promptly execute and deliver all documents related to the appointment of a sub-agent that may be necessary, or that the Administrative Agent may reasonably request, in order to effectuate such appointment and allow any such sub-agent to perform its functions as a sub-agent.

      SECTION 9.12. Release of Collateral. Each Secured Party irrevocably authorizes the Administrative Agent at its option and in its discretion, to release any Guarantor from its obligations under the Subsidiary Guaranty and any Lien granted to or held by or in favor of the Administrative Agent for the benefit of the Secured Parties upon the occurrence of the Termination Date or in connection with (i) collateral under the Loan Documents being Disposed of or
(ii) the release of any Guarantor so long as, in either the case of clause (i) or (ii), such Disposition or release is otherwise permitted under the terms of a Loan Document; provided, however, that the Administrative Agent may, prior to any such release, request that the Borrower certify in a written notice delivered to the Administrative Agent (with such detail as the Administrative Agent may reasonably request) that the Disposition or release is made in compliance with the terms of the Loan Documents. In addition, each Secured Party irrevocably authorizes the Administrative Agent to subordinate any Lien granted to or held by or in favor of the Administrative Agent for the benefit of the Secured Parties to conservation easements granted by the Borrower and its Subsidiaries pursuant to the requirements of the Good Neighbor Agreement, and to execute and deliver all instruments and documents necessary to effect the same, so long as (x) the Borrower has furnished to the Administrative Agent an officer's certificate certifying (with such supporting documentation as the Administrative Agent may reasonably require) that the granting of each such conservation easement will not (1) adversely affect in any material respect the Borrower's ability to meet any aspect of the Mine Plans then in effect or the Borrower's present or future operations, (2) adversely affect in any material respect the rights and remedies for any Secured Party under any Loan Document and (3) adversely affect in any material respect the market value of the real property interests that would be burdened by such easement and (y) the Administrative Agent is reasonably satisfied that the contents of such officer's certificate are true and correct. Upon request by the Administrative Agent at any time, each Secured Party will confirm in writing the Administrative Agent's authority to release any Guarantor or release or subordinate particular types or items of collateral under the Loan Documents pursuant to this Section 9.12.

      SECTION 9.13. Lender Hedging Agreements; Release of Liens. Notwithstanding anything herein to the contrary or in any other Loan Document, the collateral securing the Obligations hereunder shall secure obligations under Lender Hedging Agreements solely to the extent that this Agreement remains in effect and the collateral securing the Obligations and the Guarantors providing guarantees of the Obligations have not otherwise been released pursuant to the terms hereof. In furtherance of the foregoing, upon the satisfaction of the Obligations (excluding obligations owing to counterparties under Lender Hedging Agreements that are not then due) owed to the Lenders under this Agreement and the termination of this Agreement, the security interests granted in the collateral securing the Obligations and the guarantees provided by the Guarantors of the Obligations shall automatically terminate without regard to obligations that may be owing under Lender Hedging Agreements.

      SECTION 9.14. Documentation Agent. The Lender identified in this Agreement as the "Documentation Agent" shall not have any right, power, obligation, liability, responsibility or duty under this Agreement (or any other Loan Document) other than those applicable to all Lenders as Lenders. Without limiting the effect of any provision set forth in this Article IX, the Lender so identified as the "Documentation Agent" shall not have or be deemed to have any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Lender so identified as the "Documentation Agent" in deciding to enter into this Agreement and or any Loan Document to which it is a party or in taking or not taking action hereunder or thereunder.

      SECTION 9.15. Posting of Approved Electronic Communications. (a) The Borrower hereby agrees, unless directed otherwise by the Administrative Agent, that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) is or relates to a Borrowing Request, a Continuation/Conversion Notice or an Issuance Request, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or any other Loan Document or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as "Communications"), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to Ian.Murray@tdsecurities.com, Jimmie.Bridwell@tdsecurities.com and Steven.Silverstein@tdsecurities.com (or at such other electronic mail address as directed by the Administrative Agent). In addition, the Borrower agrees to continue to provide the Communications to the Administrative Agent in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.

            (b) The Borrower further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the "Platform").

            (c) THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE". THE INDEMNIFIED PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE INDEMNIFIED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE INDEMNIFIED PARTIES HAVE ANY LIABILITY TO THE

      BORROWER, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER'S OR THE ADMINISTRATIVE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY INDEMNIFIED PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

            (d) The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender's e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

            (e) Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

      SECTION 10.1. Waivers, Amendments, etc. The provisions of this Agreement (including the Schedules hereto (other than Schedule II hereto, which may be modified in accordance with Section 10.2 or Section 10.11.1)) and of each other Loan Document (other than Lender Hedging Agreements, Letters of Credit, the Commitment Letter and the Fee Letter (which documents may be amended or otherwise modified in accordance with the terms thereof)) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Borrower and (except, for the avoidance of doubt, any modifications contemplated by Section 2.8) the Required Lenders; provided, however, that no such amendment, modification or waiver shall:

            (a) modify this Section 10.1 without the consent of all Lenders;

            (b) increase the aggregate amount of any Lender's Percentage of any Commitment Amount, increase the aggregate amount of any Loans required to be made by a Lender pursuant to its Commitments, extend the final Commitment Termination Date of Credit Extensions made (or participated in) by a Lender or reduce any fees described in Article III payable to any Lender without the consent of such Lender;

            (c) (i) extend the due date for any scheduled repayment of principal of any Lender's Loan, or reduce the principal amount of, prepayment premium with respect to or rate of interest on any Lender's Loan or extend the date on which interest, premium or fees are payable in respect of such Lender's Loans, in each case, without the consent of such Lender (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and Section 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders (as defined in clause (b) of the definition thereof) or

                  (ii) amend, modify or waive provisions of clauses (d)(iii) or
            (f) of Section 3.1.1 or modify the definition of "Excess Cash Flow" or "Norilsk Palladium Proceeds", in any case, without the consent of the Non-Defaulting Lenders holding at least 66 2/3% of the aggregate principal amount of the Term Loans held by Non-Defaulting Lenders then outstanding and the Non-Defaulting Lenders holding at least 66 2/3% of the Revolving Loan Commitment Amount held by Non-Defaulting Lenders (or, following the Revolving Loan Commitment Termination Date, the aggregate principal amount of the Revolving Loans held by Non-Defaulting Lenders then outstanding plus the Letter of Credit Outstandings (after giving effect to the participation of the Non-Defaulting Lenders therein));

            (d) amend, modify or waive provisions of clauses (a)(i), (c),
      (d)(i), (d)(ii), (e), or (g) of Section 3.1.1 or clause (b) of Section
      3.1.2 in any case in such a manner as to adversely affect the rights of the Lenders participating in any particular Tranche differently from the rights of Lenders participating in any other Tranche without the consent of the Non-Defaulting Lenders holding at least a majority of the aggregate principal amount of Loans held by Non-Defaulting Lenders then outstanding (plus, in the case of Revolving Loan Lenders, the Letter of Credit Outstandings (after giving effect to the participation of the Non-Defaulting Lenders therein)) (or, in the case no Loans are then outstanding with respect to a Tranche, the Commitments) under the Tranche or Tranches adversely affected by such amendment, modification or waiver;

            (e) reduce the percentage set forth in the definition of "Required Lenders" or any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

            (f) increase the Stated Amount of any Letter of Credit unless consented to by the Issuer of such Letter of Credit;

            (g) except as otherwise expressly provided in this Agreement or another Loan Document, release (i) any Guarantor from its obligations under a Guaranty (it being understood that the Administrative Agent may release the Guaranty of a Subsidiary Guarantor in connection with a Disposition of all, or substantially all, of the Capital Stock of such Subsidiary Guarantor in a transaction permitted by Section 7.2.11) or (ii) all or any substantial part of the collateral under the Loan Documents, in either case without the consent of all Lenders; or

            (h) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent) or any Issuer (in its capacity as Issuer), unless consented to by the Administrative Agent or such Issuer, as the case may be;

provided further, however, that the conditions of Section 5.2.1 and 5.2.2 shall not be deemed satisfied following any waiver of an existing Default or Event of Default unless such waiver shall have been consented to by Lenders holding more than 50% of the Revolving Loan Commitment Amount.

            Notwithstanding the foregoing provisions of this Section 10.1,

            (a) if the terms of any amendment to this Agreement provide that any Tranche of Loans will be repaid in full and the Commitments of such Tranche (if any) terminated as a condition to the effectiveness of such amendment, then so long as the Loans and Commitments (if any) of such Tranche are in fact repaid and terminated upon the effectiveness of such amendment, such Loans and Commitments shall not be included in the determination of the Required Lenders with respect to such amendment, and

            (b) the Administrative Agent and the Borrower (or any Guarantor, as applicable) may, without the consent of any other Lender, and after providing notice thereof to the Lenders and the Issuer not later than five days prior to the execution thereof, enter into any amendment, supplement or other modification to this Agreement or any other Loan Document to

                  (i) add to the covenants or restrictions of the Borrower or any Guarantor and make the occurrence of a breach of such additional covenants or restrictions an Event of Default

                  (ii) have the Borrower or any Guarantor surrender any right or power conferred upon it, and

                  (iii) cure any ambiguity or correct or supplement any
            provision which may be defective or inconsistent with any other provision; provided that no such amendment, supplement or modification shall adversely affect the interests of any Lender or any Issuer.

      No failure or delay on the part of the Administrative Agent, any Issuer or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower or any other Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, any Issuer or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

      SECTION 10.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or on
Schedule II hereto or, in the case of a Lender that becomes a party hereto after the date hereof, as set forth in the Lender Assignment Agreement pursuant to which such Lender becomes a Lender hereunder or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

      SECTION 10.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

            (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

            (b) the filing, recording, refiling or rerecording of any Loan Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements, amendments and restatements and other modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or the terms of any Loan Document;

            (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document;

            (d) any inspection, visit, review, examination, testing or evaluation performed by the Mining Consultant for purposes of preparing any reports, certificates or other information with respect to any aspect of the Facilities; and

            (e) the syndication of the Commitments and Loans.

The Borrower further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, or the issuance of the Notes, Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with (x) the negotiation of any restructuring or "work-out" with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

      SECTION 10.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent, TDSI, each Secured Party, and each of their respective successors and assigns, and each of their respective officers, directors, employees and agents, and each other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Exchange Act (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements and agrees to pay all such costs, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

            (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the Transaction;

            (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension, provided that any such action is resolved in favor of such Indemnified Party);

            (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not an Indemnified Party is party thereto;

            (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material;

            (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary; or

            (f) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Notes and any transfer of the property of the Borrower or any of its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, the Borrower or such Subsidiary);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct (as determined by a court of competent jurisdiction in a final proceeding). In furtherance of (and not in limitation of) the foregoing, the Borrower agrees to reimburse each Indemnified Party for all legal or other expenses incurred in connection with investigating, defending, or participating in an action or other proceeding relating to an Indemnified Liability (whether or not such Indemnified Party is a party to such action or proceeding), other than expenses incurred in connection with an Indemnified Liability arising from such Indemnified Party's gross negligence or willful misconduct (as determined by a court of competent jurisdiction). The Borrower and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Secured Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

      SECTION 10.5. Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
Section 9.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 10.3 and 10.4) and any termination of this Agreement, the payment in full of all the Obligations and the termination of all the Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

      SECTION 10.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 10.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

      SECTION 10.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Administrative Agent and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent.

      SECTION 10.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT (INCLUDING PROVISIONS WITH RESPECT TO INTEREST, LOAN CHARGES AND COMMITMENT FEES), OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND

SUCH OTHER LOAN DOCUMENTS, TO THE EXTENT OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98 -- INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES") AND, AS TO MATTER NOT GOVERNED BY THE ISP RULES, THE LAWS OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR MORTGAGE UNDER A LOAN DOCUMENT, OR REMEDIES UNDER A LOAN DOCUMENT IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

            (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

            (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

      SECTION 10.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments (including any Credit-Linked Deposit of such Lender) to one or more other Persons in accordance with this the terms set forth below.

      SECTION 10.11.1. Assignments. Any Lender, pursuant to a Lender Assignment Agreement,

            (a) with the consent of the Borrower, the Administrative Agent and (in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit and Letter of Credit Outstandings) the Issuer (which consents shall not be unreasonably delayed or withheld and, which consent, in the case of the Borrower, shall not be required during the continuation of an Event of Default; provided, however, that, in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit and Letter of Credit Outstandings, the Administrative Agent, the Issuer and the Borrower may withhold such consent in their sole discretion to an assignment to a Person not satisfying the credit ratings set forth in Section 10.11.3) may at any time assign and delegate to one or more Eligible Assignees; and

            (b) upon notice to the Borrower, the Administrative Agent and the Issuer, upon the Administrative Agent's acknowledgment of a Lender Assignment Agreement, may assign and delegate to any of its Affiliates or Related Funds or to any other Lender or any of their Affiliates or Related Funds (provided that, in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit and Letter of Credit Outstandings under this clause (b), (x) the consent of the Issuer shall be required in the event such assignment is to a Related Fund or a Person not satisfying the credit ratings set forth in Section 10.11.3 and
      (y) the consent of the Borrower shall be required (except during the continuance of an Event of Default) in the event such assignment is to a Related Fund)

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's Loans, Commitments and participations in Letters of Credit and Letter of Credit Outstandings (including any Credit-Linked Deposit of such Lender) (which assignment and delegation shall be, as among Revolving Loan Commitments, Credit-Linked Deposits and related participations in Letters of Credit and Letter of Credit Outstandings, of a constant, and not a varying, percentage) in a minimum aggregate amount equal to (i) the relevant Assignment Threshold or
(ii) the then remaining amount of such Lender's Loans and Commitments (provided that no minimum amount shall be required in the case of any assignment between two Lenders). Each Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with a Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (i) notice of such assignment and delegation, together with
            (A) payment instructions, (B) the Internal Revenue Service forms or other statements contemplated or required to be delivered pursuant to Section 4.6, if applicable, and (C) addresses and related information with respect to such Assignee Lender, shall have been delivered to the Borrower and the Administrative Agent by such assignor Lender and such Assignee Lender;

                  (ii) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

                  (iii) the processing fees described below shall have been
            paid; and

                  (iv) in the case of any assignment from a Revolving Loan
            Lender that is not a Credit-Linked Revolving Loan Lender to an Assignee Lender that is or who, after giving effect to such assignment shall become, a Credit-Linked Revolving Loan Lender, such Assignee Lender shall deposit cash into the Credit-Linked Deposit Account in an amount equal to its RL Percentage (assuming effectiveness of such proposed assignment) of the Stated Amount of all Letters of Credit outstanding at such time (or, if such Assignee Lender is an existing Credit-Linked Revolving Loan Lender, deposit additional cash into the Credit-Linked Deposit Account such that after giving effect to such deposit Assignee Lender shall have on deposit in the Credit-Linked Deposit Account an amount equal to its RL

            Percentage (assuming effectiveness of such proposed assignment) of the Stated Amount of all Letters of Credit outstanding at such time.

      From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received and accepted an executed Lender Assignment Agreement (and if requested by the Assignee Lender), but subject to clause (i) above, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder (and if requested by such Lender), a replacement
Note in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, the Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark each predecessor Note "exchanged" and deliver each of them to the Borrower. Accrued interest on that part of each predecessor Note evidenced by a new Note, and accrued fees, shall be paid as provided in the applicable Lender Assignment Agreement. Accrued interest on that part of each predecessor Note evidenced by a replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee in the amount of $3,500 to the Administrative Agent upon delivery of any Lender Assignment Agreement (provided that (i) such processing fee shall not be required in the case such Assignee Lender is an Affiliate of such assignor Lender or a Related Fund of such assignor Lender and
(ii) in the case of assignments on the same day by such assignor Lender to more than one Related Fund of such assignor Lender, only a single $3,500 processing fee shall be required for all such assignments by such assignor Lender to such Related Funds for such day). Any attempted assignment and delegation not made in accordance with this Section shall be null and void. Notwithstanding anything to the contrary set forth above, any Lender may (without requesting the consent of the Borrower or the Administrative Agent) pledge its Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, in the case of any Lender that is a Fund, such Lender may, without the consent of the Borrower or the Administrative Agent, pledge all or any portion of its interests in the Loans (including any Notes or any other instrument evidencing such Loans and its rights as a Lender under this Agreement in respect thereof) to any trustee for, or any other representative of, holders of obligations owed or securities issued by such Fund, as security for such obligations or securities; provided that no such pledge (or related assignment) shall release a Lender from any of its obligations hereunder or substitute any such pledgee, assignee, trustee or representative as a party hereto and any foreclosure or similar action by any such pledgee, assignee, trustee or representative shall be subject to the provisions of this Section 10.11.1 concerning assignments.

         Any Credit-Linked Deposits held by the Administrative Agent in the Credit-Linked Deposit Account that are assigned pursuant to this Section 10.11.1 shall, upon the consummation of such assignment to (i) an Assignee Lender that is not, and upon giving effect to such assignment, will not become, a Credit-Linked Revolving Loan Lender, be released to such Assignee Lender (or, if agreed to by such Assignee Lender and the assigning Lender in writing, to the assigning Lender), together with any accrued interest thereon and (ii) an Assignee Lender that is, or upon giving effect to such assignment will become, a Credit-Linked Revolving Lender, be retained by the Administrative Agent in the Credit-Linked Deposit Account as such Assignee Lender's Credit-Linked Deposit.

      SECTION 10.11.2. Participations. Any Lender may sell, without the consent of the Borrower or the Administrative Agent, to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

            (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

            (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

            (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

            (d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (a), (b), (f) or, to the extent requiring the consent of each Lender, clause (c) of Section 10.1; and

            (e) the Borrower shall not be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

      The Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 7.1.1, 10.3 and 10.4, shall be considered a Lender. Each Participant shall only be indemnified for increased costs pursuant to Section 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless the Borrower and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by the Borrower or the Administrative Agent as a result of the failure of the Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to the Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form 1001 or 4224 (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.

      SECTION 10.11.3. Revolving Loan Lender Downgrade; Lender Replacement. In the event that

            (a) a Revolving Loan Lender is then subject to a Lender Default,

            (b) a Revolving Loan Lender's capital status, as determined by its principal federal or state supervisor or other applicable governmental agency or authority (if applicable), is rated at or below
      "undercapitalized",

            (c) S&P, Fitch Ratings, Inc. or Moody's shall, after the date that any Person becomes a Revolving Loan Lender, downgrade the long-term certificate of deposit ratings or long-term unsecured debt ratings of such Revolving Loan Lender, and the resulting ratings shall be below BBB- , BBB- or Baa3, respectively, or the equivalent, or

            (d) in the case of a Revolving Loan Lender that does not have a long-term certificate of deposit rating provided by both S&P and Moody's or a long-term unsecured debt rating provided by both S&P and Moody's, such Revolving Loan Lender suffers a material adverse change in its financial condition or a material impairment in its ability to honor its obligation to fund any Loan or to fund its portion of any unreimbursed payment pursuant to Section 2.6,

(other than during the continuance of an Event of Default) then, the Borrower and each Issuer shall each have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with an Eligible Assignee (a "Replacement Lender") acceptable to the Borrower and the Administrative Agent (such consents not to be unreasonably withheld or delayed; provided that no such consent shall be required if the Replacement Lender is an existing Lender), and upon any such downgrading of any Lender's long-term certificate of deposit rating or occurrence and continuance of a Lender Default, each such Lender hereby agrees to transfer and assign (in accordance with Section 10.11.1) all of its Commitments, Credit-Linked Deposits, Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations) to such Replacement Lender; provided, however, that (i) no such assignment shall be required if such assignment would conflict with any applicable law or regulation, (ii) such assignment shall be without recourse, representation or warranty (other than that such Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and (iii) the purchase price paid by the Replacement Lender shall be in the amount of such Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts (if any) demanded and unreimbursed under Sections 4.3, 4.5 and 4.6, which shall be paid by the

Borrower), owing to such Lender hereunder. Upon any such termination or assignment, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement.

      SECTION 10.11.4. Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this Section, to maintain a register (the "Register") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender and the Notes evidencing such Loans, and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to this Section. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's or any other Obligor's Obligations in respect of such Loans or Notes. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan and related Note is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto and the Notes evidencing such Loans may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans or the Notes evidencing such Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto or the Notes evidencing such Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

      SECTION 10.12. Other Transactions. Nothing contained herein shall preclude the Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

      SECTION 10.13. Independence of Covenants. All covenants contained in this Agreement or any other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

      SECTION 10.14. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, SITTING IN THE COUNTY OF NEW

YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011, AS ITS AGENT TO RECEIVE, ON THE BORROWER'S BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, THE BORROWER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY AGREES THAT IN THE EVENT THE PROCESS AGENT IS NO LONGER RESIDENT IN NEW YORK, NEW YORK, IT SHALL APPOINT A SUCCESSOR PROCESS AGENT RESIDENT IN NEW YORK, NEW YORK, REASONABLY ACCEPTABLE TO THE ADMINISTRATIVE AGENT, WHICH SUCCESSOR PROCESS AGENT SHALL THEREAFTER BE THE PROCESS AGENT HEREUNDER. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      SECTION 10.15. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE

ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

      SECTION 10.16. Patriot Act Notification. The following notification is provided to the Borrower pursuant to Section 326 of the Patriot Act.

      IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for the Borrower: When the Borrower opens an account, the Administrative Agent and the Lenders will ask for the Borrower's name, tax identification number, business address, and other information that will allow the Administrative Agent and the Lenders to identify the Borrower. The Administrative Agent and the Lenders may also ask to see the Borrower's legal organization documents or other identifying documents.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     STILLWATER MINING COMPANY,
                                          as the Borrower

                                     By:________________________________________
                                          Name:
                                          Title:

                                     Address:  Stillwater Mining Company
                                               536 East Pike Avenue
                                               P.O. Box 1330
                                               Columbus, Montana 59019

                                               Attention:  Francis R. McAllister
                                               Telephone:  (406) 322-8700
                                               Facsimile:  (406) 322-8753

                                     with a copy to:

                                               Stillwater Mining Company
                                               536 East Pike Avenue
                                               P.O. Box 1330
                                               Columbus, Montana 59019

                                               Attention:  Gregory A. Wing
                                               Telephone:  (406) 322-8700
                                               Facsimile:  (406) 322-8723

                                        TORONTO DOMINION (TEXAS), INC., as the
                                        Administrative Agent

                                        By:_____________________________________
                                             Name:
                                             Title:

                                        Address:  Toronto Dominion (Texas), Inc.
                                                  c/o TD Securities (USA) Inc.
                                                  909 Fannin
                                                  Suite 1700
                                                  Houston, Texas 77010

                                                  Attention:  Jim Bridwell
                                                  Telephone:  (713) 653-8231
                                                  Facsimile:  (713) 951-9921

                                        with a copy to:

                                                  TD Securities (USA) Inc.
                                                  31 West 52nd Street
                                                  New York, New York 10019

                                                  Attention:  William Hunter
                                                  Telephone:  (212) 827-7565
                                                  Facsimile:  (212) 827-7245

                                                  and

                                                  The Toronto-Dominion Bank,
                                                  Royal Trust Tower,
                                                  77 King Street West 18th Floor
                                                  Toronto, Ontario M5K 1A2

                                                  Attention:  Ian Murray
                                                  Telephone:  (416) 982-2296
                                                  Facsimile:  (416) 307-3826

                                        LENDERS:

                                        TORONTO DOMINION (TEXAS), INC.

                                        By:_____________________________________
                                             Name:
                                             Title: